UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK MUNIHOLDINGS NEW JERSEY QUALITY FUND, INC.

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BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK MUNIHOLDINGS NEW JERSEY QUALITY FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

December 22, 2021

Dear Preferred Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) and BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ” or the “Acquiring Fund” and together with MYJ, the “Funds,” and each, a “Fund”), to be held on February 4, 2022 at 10:00 a.m. (Eastern time). Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds.

Preferred Shareholders of MYJ: You and the common shareholders of MYJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYJ and the Acquiring Fund (the “Reorganization Agreement”) and the transactions contemplated therein, including the termination of MYJ’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the dissolution of MYJ under Maryland law (the “Reorganization”). The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as MYJ, although there are some differences. In addition, you are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the Reorganization.

Preferred Shareholders of the Acquiring Fund: You and the common shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization. In addition, you are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein.

The enclosed Proxy Statement is only being delivered to the Funds’ preferred shareholders. The common shareholders of each Fund are also being asked to attend the Special Meeting and to vote with respect to the proposals described above that require the vote of the common shareholders and preferred shareholders as a single class. Each Fund is delivering to its common shareholders a separate joint proxy statement/prospectus with respect to the proposals described above.

The Board of Directors of each Fund believes that the proposal that the preferred shareholders of its Fund are being asked to vote upon is in the best interests of its respective Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

Your vote is important. Attendance at the Special Meeting will be limited to each Fund’s shareholders as of December 7, 2021, the record date for the Special Meeting.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/M5YSR7R by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone phone;

•	By internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	By participating at the Special Meeting as described above.

If you do not vote using one of the methods described above, you may be called by Georgeson LLC, the Funds’ proxy solicitor, to vote your shares.

If you have any questions about the proposals to be voted on or the virtual Special Meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-888-666-2580.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your preferred shares to be voted, your preferred shares will be voted “FOR” the proposal. If your preferred shares are held through a broker, you must provide voting instructions to your broker about how to vote your preferred shares in order for your broker to vote your preferred shares as you instruct at the Special Meeting.

December 22, 2021

IMPORTANT NOTICE

TO PREFERRED SHAREHOLDERS OF

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK MUNIHOLDINGS NEW JERSEY QUALITY FUND, INC.

QUESTIONS & ANSWERS

Although we urge you to read the entire Proxy Statement, we have provided for your convenience a brief overview of some of the important questions concerning the joint special shareholder meeting (the “Special Meeting”) of BlackRock MuniYield New Jersey Fund, Inc. (“MYJ” or the “Target Fund”) and BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ” or the “Acquiring Fund” and together with MYJ, the “Funds,” and each, a “Fund”) and the proposals to be voted on. It is expected that the effective date ( the “Closing Date”) of the Reorganization will be sometime during the second quarter of 2022, but it may be at a different time as described in the Proxy Statement.

The enclosed Proxy Statement is being sent only to the holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of each Fund. Each of MYJ and the Acquiring Fund is separately soliciting the votes of its holders of shares of common stock (together with the VRDP Shares of each Fund, the “Shares”), through a separate joint proxy statement/prospectus.

Q:	Why is a shareholder meeting being held?

A:

Preferred Shareholders of BlackRock MuniYield New Jersey Fund, Inc. (NYSE Ticker: MYJ): You and the common shareholders of MYJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYJ and the Acquiring Fund (the “Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYJ’s assets and the assumption by the Acquiring Fund of substantially all of MYJ’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MYJ, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MYJ of its registration under the 1940 Act, and the liquidation, dissolution and termination of MYJ in accordance with its charter and Maryland law (the “Reorganization”).

You are also being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the Reorganization.

Preferred Shareholders of BlackRock MuniHoldings New Jersey Quality Fund, Inc. (NYSE Ticker: MUJ): You and the common shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement (the “Issuance”).

You are also being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares. Such amendment to the MUJ Articles Supplementary will include only changes related to the issuance of additional Acquiring Fund VRDP Shares in the Reorganization.

The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of the Reorganization.

If the Reorganization is not consummated, then each Fund would continue to exist and operate on a standalone basis.

i

Q:	Why has each Fund’s Board recommended these proposals?

A:

The Board of Directors (each, a “Board” and each member thereof, a “Board Member”) of each Fund has determined that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to net asset value (“NAV”) and liquidation preference, respectively, as a result of the Reorganization. The Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two funds that have similar investment objectives, investment strategies, policies and restrictions and are managed by the same investment adviser, BlackRock Advisors, LLC (the “Investment Advisor”).

In light of these similarities, the Reorganization is intended to reduce fund redundancies and create a single, larger fund that may benefit from anticipated operating efficiencies and economies of scale. The Reorganization is intended to result in the following potential benefits to common shareholders:

(i)

lower net total expenses (excluding interest expense) per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganization) due to economies of scale resulting from the larger size of the Combined Fund;

(ii)	improved net earnings yield on NAV for common shareholders of the Acquiring Fund;

(iii)	improved secondary market trading of the common shares of the Combined Fund; and

(iv)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	greater investment flexibility and investment options;

(b)	greater diversification of portfolio investments;

(c)	the ability to trade portfolio securities in larger positions and more favorable transaction terms;

(d)	additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

(e)

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(f)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including Board Members thereof who are not “interested persons” (as defined in the 1940 Act), approved the Reorganization Agreement and the Issuance, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganization. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

If the Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of each Fund and its product line, recommend alternative proposals to the Board of the Fund.

Q:	How will holders of preferred shares be affected by the Reorganization?

A:

As of the date of the enclosed Proxy Statement, each Fund has VRDP Shares outstanding. As of December 6 2021, MYJ had 1,800 Series W-7 VRDP Shares outstanding and the Acquiring Fund had 2,371 Series W-7 VRDP Shares outstanding. In connection with the Reorganization, the Acquiring Fund expects to issue 1,800 additional VRDP Shares to MYJ VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 4,171 VRDP Shares outstanding.

Assuming the Reorganization is approved by shareholders, upon the Closing Date of the Reorganization, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganization if such dividends have not been paid prior to the Closing Date), in exchange for the Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will be identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on April 15, 2022, unless extended (as described below). The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The VRDP Shares of MYJ have a mandatory redemption date of May 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of July 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of the Acquiring Fund and MYJ are currently in a one year special rate period that will end on April 15, 2022 for the Acquiring Fund and June 17, 2022 for MYJ, unless extended (each, a “Special Rate Period”). The terms currently applicable to the VRDP Shares of the Acquiring Fund and MYJ during their respective Special Rate Periods are otherwise substantially similar, including that each Fund’s dividend rate is based on the sum of the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the Fund’s VRDP Shares. See “Information About the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

None of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, VRDP Holders of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.

Q:	How similar are the Funds?

A:	The Funds have the same investment adviser, officers and directors. MYJ and the Acquiring Fund are each formed as a Maryland corporation.

Each Fund has its common shares listed on the NYSE and has privately placed VRDP Shares outstanding. Each of MYJ and the Acquiring Fund is managed by a team of investment professionals led by Phillip Soccio, CFA and Theodore R. Jaeckel, Jr., CFA. Following the Reorganization, it is expected that the Combined Fund will be managed by a team of investment professionals lead by Phillip Soccio, CFA, Theodore R. Jaeckel, Jr., CFA, and Christian Romaglino.

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar to those of MYJ, although there are some differences.

Investment Objective:

MYJ	Acquiring Fund (MUJ)
The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management.	The Fund’s investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes.

Municipal Bonds: Below is a comparison of each Fund’s 80% investment policy with respect to municipal bonds, the interest of which is exempt from federal income tax and New Jersey personal income tax.

MYJ	Acquiring Fund (MUJ)
The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New Jersey personal income tax (“MYJ New Jersey Municipal Bonds”).	The Fund invests substantially all (at least 80%) of its assets in municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes (“MUJ New Jersey Municipal Bonds”), except at times when the Investment Advisor considers that MUJ New Jersey Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices.

Investment Grade Securities: The Acquiring Fund invests in investment grade MUJ New Jersey Municipal Bonds and municipal obligations exempt from federal income taxes but not New Jersey personal income taxes (“MUJ Municipal Bonds”) that are rated at the date of purchase in the four highest rating categories of Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by the Investment Advisor.

Under normal market conditions, the Target Fund expects to invest primarily in a portfolio of long-term municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes but is not exempt from gross income for New Jersey personal income tax purposes (“MYJ Municipal Bonds”) that are commonly referred to as “investment grade” securities, which are obligations rated within the four highest quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB), or are considered by the Investment Advisor to be of comparable quality, at the time of investment.

Bond Maturity: Below is a comparison of each Fund’s policy with respect to bond maturity.

MYJ	Acquiring Fund (MUJ)
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.	The Fund invests primarily in long-term MUJ New Jersey Municipal Bonds and MUJ Municipal Bonds with a maturity of more than ten years. However, the Fund may also invest in intermediate-term MUJ New Jersey Municipal Bonds and MUJ Municipal Bonds with a maturity of between three years and ten years. The Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Investments in such short-term securities or cash will not exceed 20% of the Fund’s total assets, except during interim periods pending investment of the net proceeds from public offerings of the Fund’s securities or in anticipation of the repurchase or redemption of the Fund’s securities and temporary periods when, in the opinion of the Investment Advisor, prevailing market or economic conditions warrant. Under normal circumstances, at least 80% of the Fund’s assets will be invested in municipal obligations with remaining maturities of one year or more.

Leverage: Each Fund utilizes leverage through the issuance of VRDP Shares and TOBs. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and TOBs after the Closing Date of the Reorganization. Please see “Information about the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year end were as follows:

Fund	Preferred Shares	Rate
MYJ	VRDP Shares	0.82%
Acquiring Fund (MUJ)	VRDP Shares	0.91%

v

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of December 6, 2021, and (ii) the Combined Fund’s estimated use of leverage, assuming the Reorganization had taken place as of July 31, 2021.

Ratios	MYJ	Acquiring Fund (MUJ)	Pro forma Combined Fund (MYJ into MUJ)
Asset Coverage Ratio	314.6%	301.8%	307.4%
Regulatory Leverage Ratio(1)	31.8%	33.1%	32.5%
Effective Leverage Ratio(2)	38.0%	38.9%	38.5%

(1)

Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Q:	How will the Reorganization be effected?

A:

Assuming the Reorganization receives the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume substantially all of the Target Fund’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional common shares). The Target Fund will then terminate its registration under the 1940 Act, liquidate, dissolve and terminate in accordance with its charter and Maryland law. Shareholders of MYJ will become shareholders of the Acquiring Fund. Common shareholders of MYJ will receive newly issued common shares of the Acquiring Fund, par value $0.10 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of MYJ such shareholders held immediately prior to the Closing Date (although common shareholders of MYJ may receive cash for fractional common shares). The aggregate NAV of each Fund immediately prior to the Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of MYJ common shares will not be diluted as a result of the Reorganization. The common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Assuming the Reorganization is approved by shareholders, upon the Closing Date of the Reorganization, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganization if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares will be Series W-7 VRDP Shares of the Acquiring Fund. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will be identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on April 15, 2022, unless extended (as described below). The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding. The terms of the Acquiring Fund’s VRDP Shares may change from time to time, subject to Board approval.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The VRDP Shares of MYJ have a mandatory redemption date of May 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of July 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of the Acquiring Fund and MYJ are currently in a one year Special Rate Period that will end on April 15, 2022 for the Acquiring Fund and June 17, 2022 for MYJ, unless extended. The terms currently applicable to the VRDP Shares of the Acquiring Fund and MYJ during their respective Special Rate Periods are otherwise substantially similar, including that each Fund’s dividend rate is based on the sum of the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the Fund’s VRDP Shares. See “Information About the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund, which will have additional common shares and VRDP Shares outstanding after the Reorganization.

Q:	Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A:

The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, shareholders of MYJ will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional common shares). Additionally, MYJ will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganization?

A:

You will pay no sales loads or commissions in connection with the Reorganization. Regardless of whether the Reorganization is completed, however, the costs associated with the Reorganization, including the costs associated with the Special Meeting, will be borne directly by each of the respective Funds incurring the expense as discussed more fully in the Proxy Statement.

Common shareholders of each Fund will indirectly bear a portion of the costs of the Reorganization. For MYJ, the expenses of the Reorganization are estimated to be approximately $366,537, of which the Investment Advisor will bear approximately $129,586. For the Acquiring Fund, the expenses of the Reorganization are estimated to be approximately $357,561, of which the Investment Advisor will bear approximately $161,495. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein.

VRDP Holders are not expected to bear any costs of the Reorganization.

Neither the Funds nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganization or other action taken by the shareholder in connection with the Reorganization).

Q:	What shareholder approvals are required to complete the Reorganization?

A:	The Reorganization is contingent upon the following approvals:

1.

The approval of the Reorganization Agreement and the transactions contemplated therein, including the termination of MYJ’s registration under the 1940 Act and the dissolution of MYJ under Maryland law, by MYJ’s common shareholders and VRDP Holders voting as a single class;

2.

The approval of the Reorganization Agreement and the transactions contemplated therein, including the termination of MYJ’s registration under the 1940 Act and the dissolution of MYJ under Maryland law, by MYJ’s VRDP Holders voting as a separate class;

3.	The approval of the Issuance by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class; and

4.

The approval of the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class.

If the Reorganization is not consummated, then each Fund would continue to exist and operate on a standalone basis.

If the requisite shareholder approvals for the Reorganization is not obtained, or the Reorganization is not otherwise consummated, the Board of each Fund may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization or continuing to operate the Fund as a standalone Maryland corporation registered under the 1940 Act as a closed-end management investment company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of the Fund and its product line, recommend alternative proposals to the Board of the Fund.

In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares.

The preferred shares were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder(s) of MYJ or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for the Reorganization may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganization; there is no guarantee that such preferred shareholder(s) will approve the Reorganization, over which it (or they) may exercise effective disposition power.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Reorganization?

A:

The rules of the New York Stock Exchange (on which the Acquiring Fund common shares are listed) require the Acquiring Fund’s shareholders to approve the Issuance . If the Issuance is not approved, then the Reorganization will not occur.

We are also seeking the approval of the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by the Acquiring Fund VRDP Holders voting as a separate class pursuant to the governing document of the Acquiring Fund VRDP Shares. If Acquiring Fund VRDP Holders do not approve the Reorganization Agreement as a separate class, then the Reorganization will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” the proposal(s) relating to your Fund.

Q:	When and where will the Special Meeting be held?

A:

The Special Meeting will be held on February 4, 2022, at 10:00 a.m. (Eastern Time). Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live and cast their votes by accessing a web link. The Special Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, the Funds will:

•	Provide for shareholders to begin logging into the Special Meeting at 9:30 a.m. (Eastern time) on February 4, 2022, thirty minutes in advance of the Special Meeting.

•

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

Q:	How do I vote my proxy?

A:

Shareholders of record of each Fund as of the close of business on December 7, 2021 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You may cast your vote by mail, phone, internet or by participating at the Special Meeting as described below.

To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided.

If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card. In addition, we ask that you please note the following:

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/M5YSR7R by entering the control number found in the shaded box in your proxy card on the date and timing of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

Also, if you are a beneficial shareholder of a Fund, you will not be able to vote at the virtual Special Meeting unless you have registered in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson, the Funds’ proxy solicitor, at 1-888-666-2580.

Q:	Will anyone contact me?

A:

You may receive a call from Georgeson, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a Fund may not be able to hold the Special Meeting or the vote on the applicable proposals, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Important additional information about the Reorganization is set forth in the accompanying Proxy Statement.

Please read it carefully.

x

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK MUNIHOLDINGS NEW JERSEY QUALITY FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 4, 2022

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of BlackRock MuniYield New Jersey Fund, Inc. (NYSE Ticker: MYJ) (“MYJ”) and BlackRock MuniHoldings New Jersey Quality Fund, Inc. (NYSE Ticker: MUJ) (“MUJ” or the “Acquiring Fund” and together with MYJ, the “Funds,” and each, a “Fund”) will be held on February 4, 2022 at 10:00 a.m. (Eastern time) for the following purposes:

Proposal 1: The Reorganization of the Funds

For Shareholders of MYJ:

Proposal 1(A): The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of MYJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYJ and the Acquiring Fund (the “Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYJ’s assets and the assumption by the Acquiring Fund of substantially all of MYJ’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MYJ, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MYJ of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of MYJ in accordance with its Charter and Maryland law (the “Reorganization”).

Proposal 1(B): The VRDP Holders of MYJ are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the Reorganization.

For Shareholders of the Acquiring Fund:

Proposal 1(C): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2: The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement.

Shareholders of record of each Fund as of the close of business on December 7, 2021 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

The Funds are soliciting the vote of their common shareholders on Proposal 1(A), Proposal 1(C), and Proposal 2.

i

Each Fund is separately soliciting the votes of its respective preferred shareholders on each proposal through a separate proxy statement and not through the joint proxy statement/prospectus.

Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting but will be able to view the meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card or voting instruction form. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card or voting instruction form and follow the recorded instructions. To vote over the Internet, go to the Internet address provided on your proxy card or voting instruction form and follow the instructions.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/M5YSR7R by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

The officers or directors of each Fund named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers, directors or trustees in the Special Meeting pursuant to any such communications system shall constitute presence at the Special Meeting.

THE BOARD OF DIRECTORS (EACH, A “BOARD”) OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

ii

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE REORGANIZATION AGREEMENT AND FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND, IN EACH CASE, AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS FOR COMMON SHAREHOLDERS OR THE PROXY STATEMENT FOR PREFERRED SHAREHOLDERS, AS APPLICABLE.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of each Fund,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

December 22, 2021

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 4, 2022.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

www.proxy-direct.com/blk-32392

iii

PROXY STATEMENT

Dated December 22, 2021

BLACKROCK MUNIYIELD NEW JERSEY FUND, INC.

BLACKROCK MUNIHOLDINGS NEW JERSEY QUALITY FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Proxy Statement is furnished to you as a holder of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock MuniYield New Jersey Fund, Inc. (NYSE Ticker: MYJ) (“MYJ” or the “Target Fund”) and/or BlackRock MuniHoldings New Jersey Quality Fund, Inc. (NYSE Ticker: MUJ) (“MUJ” or the “Acquiring Fund” and together with MYJ, the “Funds,” and each, a “Fund”) in connection with the solicitation of proxies by each Fund’s Board of Directors (the “Board,” the members of which are referred to as “Board Members”). The proxies will be voted at the joint special meeting of the shareholders of each Fund and at any and all adjournments, postponements and delays thereof (the “Special Meeting”). The Special Meeting will be held on February 4, 2022 at 10:00 a.m. (Eastern time) to consider the proposals set forth below and discussed in greater detail elsewhere in this Proxy Statement. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of your Fund recommends that you vote your preferred shares, by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Proxy Statement and accompanying form of proxy is December 22, 2021.

The purposes of the Special Meeting are:

Proposal 1: The Reorganization of the Funds

For Shareholders of MYJ:

Proposal 1(A): The common shareholders and the VRDP Holders of MYJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYJ and the Acquiring Fund (the “Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYJ’s assets and the assumption by the Acquiring Fund of substantially all of MYJ’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MYJ, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MYJ of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of MYJ in accordance with its Charter and Maryland law (the “Reorganization”).

Proposal 1(B): The VRDP Holders of MYJ are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the Reorganization.

i

For Shareholders of the Acquiring Fund:

Proposal 1(C): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2: The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement (the “Issuance”).

It is expected that the effective date (the “Closing Date”) of the Reorganization will be sometime during the second quarter of 2022, but they may be at a different time as described herein. The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of the Reorganization.

The Board of each Fund has determined that including these proposals applicable to common shareholders of the Funds in one Proxy Statement will reduce costs and is in the best interest of each Fund’s shareholders.

Distribution to the shareholders of this Proxy Statement and the accompanying materials will commence on or about December 22, 2021.

Shareholders of record of each Fund as of the close of business on December 7, 2021 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

Shareholders of each Fund are entitled to one vote for each common share or VRDP Share, as applicable (each, a “Share”), held, with no Shares having cumulative voting rights. Preferred shareholders of each Fund will have equal voting rights with the common shareholders of such Fund with respect to the proposals that require the vote of the Fund’s VRDP Shares and common shares as a single class. The quorum and voting requirements for each Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

This Proxy Statement is only being delivered to the preferred shareholders of each Fund. Each Fund is separately soliciting the votes of its respective common shareholders on each of the foregoing proposals that require the vote of the common shareholders and preferred shareholders as a single class through a separate joint proxy statement/prospectus and not through this Proxy Statement.

MYJ and the Acquiring Fund are each formed as a Maryland corporation. Each of MYJ and the Acquiring Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two funds that have similar investment objectives, investment strategies, policies and restrictions.

Assuming the Reorganization receives the necessary approvals, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of MYJ in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund in the form of book-entry interests. The Acquiring Fund will list the newly issued common shares on the New York Stock Exchange (“NYSE”). Such newly issued Acquiring Fund Shares will be distributed to MYJ shareholders (although cash may be distributed in lieu of fractional common shares) and MYJ will terminate its registration under the 1940 Act. MYJ will liquidate, dissolve and terminate in accordance with its respective charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement.

ii

The Fund(s) in which you owned Shares on the Record Date is named on the proxy card. If you owned Shares in both Funds on the Record Date, you will receive more than one proxy card. Even if you plan to attend the Special Meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on each proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the Shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a proposal, the Shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to a proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold Shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/M5YSR7R by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

The Special Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, the Funds will:

•	Provide for shareholders to begin logging into the Special Meeting at 9:30 a.m. (Eastern time) on February 4, 2022, thirty minutes in advance of the Special Meeting.

•

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Meeting matters will be answered during the Special Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

If you are a beneficial shareholder of a Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

iii

For information regarding how to access the Special Meeting, please contact Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-888-666-2580.

This Proxy Statement sets forth concisely the information that preferred shareholders of each Fund should know before voting on the proposals set forth herein. Please read it carefully and retain it for future reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the Securities and Exchange Commission (the “SEC”). Materials filed with the SEC can be downloaded from the SEC’s website at www.sec.gov. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov). Reports, proxy statements and other information concerning the Funds may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

BlackRock updates performance information and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the respective Fund at the address and phone number set forth above.

The common shares of BlackRock MuniHoldings Quality Fund, Inc. are listed on the NYSE under the ticker symbol “MUJ” and will continue to be so listed after the completion of the Reorganization. The common shares of BlackRock MuniYield New Jersey Fund, Inc. are listed on the NYSE under the ticker symbol “MYJ.” The preferred shares of each Fund are not listed on any exchange and have not been registered under the Securities Act of 1933 (the “Securities Act”), or any state securities laws, and unless so registered under the Securities Act, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the VRDP Shares to be issued in the Reorganization are expected to be issued only to holders of VRDP Shares of MYJ that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to restrictions on transfer.

iv

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement. Shareholders should read the entire Proxy Statement carefully.

The Reorganization	Assuming the Reorganization receives the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of MYJ in exchange solely for newly issued Acquiring Fund Shares in the form of book-entry interests. The Acquiring Fund will list the newly issued common shares on the NYSE. Such newly issued Acquiring Fund Shares will be distributed to MYJ shareholders (although cash may be distributed in lieu of fractional common shares) and MYJ will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement.

On the Closing Date of the Reorganization, each outstanding VRDP Share of MYJ will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will be identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on April 15, 2022, unless extended (as described below). The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The VRDP Shares of MYJ have a mandatory redemption date of May 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of July 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of the Acquiring Fund and MYJ are currently in a one year special rate period that will end on April 15, 2022 for the Acquiring Fund and June 17, 2022 for MYJ, unless extended (each, a “Special Rate Period”). The terms currently applicable to the VRDP Shares of the Acquiring Fund and MYJ during their respective Special Rate Periods are otherwise substantially similar, including that each Fund’s dividend rate is based on the sum of the Securities Industry and Financial Markets Association (SIFMA)

Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the Fund’s VRDP Shares. See “Information About the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

Subject to the requisite approval of the shareholders of each Fund with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, it is expected that the Closing Date of the Reorganization will be sometime during the second quarter of 2022, but it may be at a different time as described herein.

If the requisite shareholder approvals for the Reorganization are not obtained, or the Reorganization is not otherwise consummated, the Board of each Fund may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization or continuing to operate the Fund as a standalone Maryland corporation registered under the 1940 Act as a closed-end management investment company advised by Investment Advisor. The Investment Advisor may, in connection with the ongoing management of the Fund and its product line, recommend alternative proposals to the Board of such Fund.

Background and Reasons for the Reorganization	The proposed Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two funds that have similar investment objectives, investment strategies, policies and restrictions and are managed by the same investment adviser.

The proposed Reorganization is intended to result in the following potential benefits to common shareholders: (i) lower net total expenses (excluding interest expense) per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganization) due to economies of scale resulting from the larger size of the Combined Fund; (ii) improved net earnings yield on NAV for common shareholders of the Acquiring Fund; (iii) improved secondary market trading of the common shares of the Combined Fund; and (iv) operating and administrative efficiencies for the Combined Fund, including the potential for the following: (a) greater investment flexibility and investment options; (b) greater diversification of portfolio investments; (c) the ability to trade in larger positions and more favorable transaction terms; (d) additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (e) benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (f) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including the Board Members who are not “interested persons” of each Fund (as defined in the 1940 Act) (“Independent Board Members”), has unanimously approved the Reorganization, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganization. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. Please see “Reasons for the Reorganization” for additional information about the factors considered by each Board.

Net and Managed Assets	As of December 6, 2021, MYJ had approximately $386.3 million in net assets and approximately $622.2 million in managed assets and the Acquiring Fund had approximately $478.6 million in net assets and approximately $781.9 million in managed assets. “Managed assets” means the total assets of the relevant Fund, including any assets attributable to VRDP Shares and tender option bond (“TOB”) trusts, minus the sum of accrued liabilities.

Preferred Shares	As of September 21, 2021, MYJ had 1,800 Series W-7 VRDP Shares outstanding and the Acquiring Fund had 2,371 Series W-7 VRDP Shares outstanding.

For the fiscal year ended July 31, 2021, the annualized dividend rates for the VRDP Shares of MYJ and the Acquiring Fund were 0.91% and 0.82%, respectively.

In connection with the Reorganization, the Acquiring Fund expects to issue 1,800 additional VRDP Shares to MYJ VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 4,171 VRDP Shares outstanding.

Assuming the Reorganization is approved by shareholders, upon the Closing Date of the Reorganization, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganization if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will be identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on April 15, 2022, unless extended (as described below). The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The VRDP Shares of MYJ have a mandatory redemption date of May 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of July 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of the Acquiring Fund and MYJ are currently in a one year Special Rate Period that will end on April 15, 2022 for the Acquiring Fund and June 17, 2022 for MYJ, unless extended. The terms currently applicable to the VRDP Shares of the Acquiring Fund and MYJ during their respective Special Rate Periods are otherwise substantially similar, including that each Fund’s dividend rate is based on the sum of the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the Fund’s VRDP Shares. See “Information About the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

None of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds. See “Summary—Expenses of the Reorganization” for additional information.

Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, VRDP Holders of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.

Please see “Information about the Preferred Shares of the Funds” for additional information.

Expenses of the Reorganization	Common shareholders of each Fund will indirectly bear a portion of the costs of the Reorganization. For MYJ, the expenses of the Reorganization are estimated to be approximately $366,537, of which the Investment Advisor will bear approximately $129,586. For the Acquiring Fund, the expenses of the Reorganization are estimated to be approximately $357,561, of which the Investment Advisor will bear approximately $161,495. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein.

Appraisal Rights	Under Maryland law, except in limited circumstances which do not apply to the Reorganization, stockholders are not entitled to demand the fair value of their shares in connection with a reorganization if any shares of the class or series of the stock are listed on a national securities exchange, such as the common shares of MYJ and the Acquiring Fund, on the Record Date.

U.S. Federal Income Tax Consequences of the Reorganization	The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, shareholders of MYJ will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional common shares). Additionally, MYJ will recognize no gain or loss for

U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

General Information and History	MYJ and the Acquiring Fund are each formed as a Maryland corporation. Each of MYJ and the Acquiring Fund is a non-diversified, closed-end management investment company registered under the 1940 Act.

Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

Each of the Acquiring Fund and MYJ have a July 31 fiscal year end.

The Acquiring Fund’s common shares are listed on the NYSE as “MUJ.”

MYJ’s common shares are listed on the NYSE as “MYJ.”

Each of MYJ and the Acquiring Fund has VRDP Shares outstanding. Each Fund’s VRDP Shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Investment Objective and Policies	The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar to those of MYJ, although there are some differences.

Investment Objective:

MYJ’s investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management.

The Acquiring Fund’s investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New Jersey personal income taxes.

Municipal Bonds:

MYJ seeks to achieve its investment objective by investing at least 80% of an aggregate of its net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from New Jersey personal income tax (“MYJ New Jersey Municipal Bonds”).

The Acquiring Fund seeks to achieve its investment objective by investing substantially all (at least 80%) of its assets in municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes (“MUJ New Jersey Municipal Bonds”), except at times when the Investment Advisor considers that MUJ New Jersey Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices.

Please see below a comparison of the approximate amount invested in municipal bonds as a percentage of total assets for (i) each Fund as of July 31, 2021, and (ii) the Combined Fund, assuming the Reorganization was consummated as of July 31, 2021.

MYJ	Acquiring Fund (MUJ)	Pro Forma Combined Fund (MYJ into MUJ)
99%	99%	99%

Investment Grade Securities:

Under normal market conditions, MYJ expects to invest primarily in a portfolio of long-term municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes but is not exempt from gross income for New Jersey personal income tax purposes (“MYJ Municipal Bonds”) that are commonly referred to as “investment grade” securities, or are considered by the Investment Advisor to be of comparable quality, at the time of investment.

MUJ invests in investment grade MUJ New Jersey Municipal Bonds and municipal obligations exempt from federal income taxes but not New Jersey personal income taxes (“MUJ Municipal Bonds”) or, if unrated, those that are considered to be of comparable quality by the Investment Advisor.

Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or are unrated but judged to be of comparable quality by the Investment Advisor.

Bond Maturity:

For MYJ, the average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term municipal bonds.

The Acquiring Fund invests primarily in long-term MUJ New Jersey Municipal Bonds and MUJ Municipal Bonds with a maturity of more than ten years. However, the Acquiring Fund may also invest in intermediate-term MUJ New Jersey Municipal Bonds and MUJ Municipal Bonds with a maturity of between three years and ten years. The Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Investments in such short-term securities or cash will not exceed 20% of the Acquiring Fund’s total assets, except during interim periods pending investment of the net proceeds from public offerings of the Acquiring Fund’s securities or in anticipation of the repurchase or redemption of the Acquiring Fund’s securities and temporary periods when, in the opinion of the Investment Advisor, prevailing market or economic conditions warrant. Under normal circumstances, at least 80% of the Acquiring Fund’s assets will be invested in municipal obligations with remaining maturities of one year or more.

Leverage:

Each Fund utilizes leverage through the issuance of VRDP Shares and TOBs. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and TOBs after the Closing Date of the Reorganization. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year end were as follows:

Fund	Preferred Shares	Rate
MYJ	VRDP Shares	0.82%
Acquiring Fund (MUJ)	VRDP Shares	0.91%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of December 6, 2021, and (ii) the Combined Fund’s estimated use of leverage, assuming the Reorganization had taken place as of July 31, 2021.

Ratios	MYJ	Acquiring Fund (MUJ)	Pro forma Combined Fund (MYJ into MUJ)
Asset Coverage Ratio	314.6%	301.9%	307.4%
Regulatory Leverage Ratio(1)	31.8%	33.1%	32.5%
Effective Leverage Ratio(2)	38%	38.9%	38.5%

(1)

Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Fund Management	The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Investment Advisor	BlackRock Advisors, LLC (the “Investment Advisor”) serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund.

Portfolio Management Team	MYJ and the Acquiring Fund are managed by a team of investment professionals led by Phillip Soccio, CFA and Theodore R. Jaeckel, Jr., CFA. Following the Reorganization, it is expected that the Combined Fund will be managed by a team of investment professionals lead by Phillip Soccio, CFA, Theodore R. Jaeckel, Jr., CFA, and Christian Romaglino.

Other Service Providers	The other professional service providers for the Funds are or will be as follows:

	Service	Service Providers to the Funds

	Accounting Agent	State Street Bank and Trust Company

	Custodian	State Street Bank and Trust Company

	Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

	Liquidity Provider to Acquiring Fund VRDP Shares	Bank of America, N.A.

	Remarketing Agent to Acquiring Fund VRDP Shares	BofA Securities, Inc.

	Liquidity Provider to MYJ VRDP Shares	Wells Fargo Bank, N.A.

	Remarketing Agent to MYJ VRDP Shares	Wells Fargo Securities, LLC

	Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon

	Independent Registered Public Accounting Firm	Deloitte & Touche LLP

	Fund Counsel	Willkie Farr & Gallagher LLP

	Counsel to the Independent Board Members	Stradley Ronon Stevens & Young, LLP

PROPOSAL 1—THE REORGANIZATIONS OF THE FUNDS

The Reorganization seeks to combine two funds that have the same investment adviser, the same Board Members, and similar investment objectives, investment strategies, policies and restrictions.

Description of the Reorganization

The Reorganization Agreement (a form of which is attached as Appendix A to this Proxy Statement) provides for the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund and assumption of substantially all of the liabilities of the applicable Target Fund in exchange for newly issued Acquiring Fund common shares, with a par value $0.10 per share, and newly issued Acquiring Fund VRDP Shares, with a par value of $0.10 per share and liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued common shares on the NYSE. The Target Fund will distribute Acquiring Fund Shares received by it pro rata to its shareholders (although cash may be paid in lieu of any fractional common shares). The newly-issued Acquiring Fund Shares will be issued in the form of book-entry interests. See “Terms of the Reorganization Agreement—Book-Entry Interests” below. Such distribution of Acquiring Fund Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts Acquiring Fund Shares.

Each newly-opened account on the books of the Acquiring Fund MYJ VRDP Holders would represent the number of Acquiring Fund VRDP Shares issued on a one-for-one basis for each such VRDP Holder’s holdings of MYJ VRDP Shares.

Assuming the Reorganization is approved by shareholders, upon the Closing Date of the Reorganization, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganization if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares will be Series W-7 VRDP Shares of the Acquiring Fund. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will be identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on April 15, 2022, unless extended (as described below). The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding. The terms of the Acquiring Fund’s VRDP Shares may change from time to time, subject to Board approval.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The VRDP Shares of MYJ have a mandatory redemption date of May 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of July 1, 2041.

Since the Acquiring Fund VRDP Shares would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the VRDP Shares of MYJ, the interests of MYJ VRDP Holders will not be diluted as a result of the Reorganization.

As a result of the Reorganization, a common or preferred shareholder of any of the Funds may hold a reduced percentage of ownership in the Combined Fund than they did MYJ. No sales charge or fee of any kind will be charged to shareholders of MYJ in connection with their receipt of Acquiring Fund Shares in the Reorganization.

As soon as practicable after the Closing Date for the Reorganization, MYJ will deregister as an investment company under the 1940 Act and liquidate, dissolve and terminate in accordance with its charter and Maryland law. The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement.

If the Reorganization is not consummated, then each Fund would continue to exist and operate on a standalone basis. Both the Target Fund and the Acquiring Fund will continue to be advised by the Investment Advisor. If the Reorganization is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund.

The Board’s Recommendation

The Board of MYJ recommends that the common shareholders of MYJ vote “FOR” the proposed Reorganization Agreement at the Special Meeting.

The Board of the Acquiring Fund recommends that common shareholders of the Acquiring Fund vote “FOR” the proposed Issuance at the Special Meeting.

Shareholder approval of the Reorganization Agreement requires (i) with respect to Proposal 1(A), the affirmative vote of the holders of a majority of the outstanding MYJ common shares and MYJ VRDP Shares voting as a single class, (ii) with respect to Proposal 1(B), the affirmative vote of the holders of a 1940 Act Majority of MYJ VRDP Shares voting as a separate class and (iii) with respect to Proposal 1(C), the affirmative vote of the holders of a 1940 Act Majority of Acquiring Fund VRDP Shares voting as a separate class.

Each issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement contemplated by Proposal 2 requires the affirmative vote of the holders of a majority of the Acquiring Fund common shares and Acquiring Fund VRDP Shares entitled to vote voting as a single class.

A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares. Because the closing of the Reorganization with respect to MYJ is contingent upon such Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of a Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund in the Reorganization does not obtain its requisite shareholder approvals or satisfy its closing conditions.

If the Reorganization is not consummated, then each Fund would continue to exist and operate on a standalone basis.

The preferred shares of the Funds were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of MYJ or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for the Reorganization may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganization; there is no guarantee that such preferred shareholder(s) will approve the Reorganization, over which it (or they) may exercise effective disposition power.

Subject to the requisite approval of the shareholders of each Fund with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, it is expected that the Closing Date of the Reorganization will be sometime during the second quarter of 2022, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

REASONS FOR THE REORGANIZATION

The Board of each Fund, including the Independent Board Members, considered the Reorganization at a meeting held on September 24, 2021. Each Board, including the Independent Board Members, has unanimously approved the Reorganization Agreement (the “Approval”). Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that the Reorganization is in the best interests of such Fund and that the interests of its existing common shareholders and VRDP Holders would not be diluted with respect to NAV and the liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and VRDP Holders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganization.

Each Board’s determination to approve the Reorganization was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. If the Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Funds and its product line, recommend alternative proposals to the Board of the Funds. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the Reorganization, as well as alternatives to the Reorganization. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Board of each Fund considered the Reorganization over a series of meetings. In preparation for the Approval, the Investment Advisor provided each Board with information regarding the Reorganization, including the rationale therefor and alternatives considered to the Reorganization.

Each Board considered a number of factors presented at the time of the Approval or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

•	potential for improved economies of scale and a lower Total Expense Ratio (excluding interest expense) with respect to each Fund;

•	the potential effects of the Reorganization on the earnings and distributions of each Fund;

•	the potential effects of the Reorganization on each Fund’s premium/discount to NAV of common shares;

•	the potential effects of the Reorganization on each Fund’s VRDP Shares;

•	the compatibility of the Funds’ investment objectives, investment strategies and policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s common shareholders when purchasing or selling the Combined Fund’s common shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•

greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•

the anticipated tax-free nature of the Reorganization (except with respect to taxable distributions, if any, from any Fund prior to, or after, the consummation of the Reorganization, and the receipt of cash in lieu of fractional Shares);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganization;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization for each Fund; and

•	any potential benefits of the Reorganization to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Operating Expenses of its Fund (including estimated expenses of the Combined Fund after the Reorganization). As of July 31, 2021, the Reorganization is expected to result in a Total Expense Ratio for the Combined Fund that is lower than the Total Expense Ratio of each Fund. “Total Expenses” means a Fund’s total annual operating expenses (including interest expense). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

Potential Effects of the Reorganization on Earnings and Distributions. The Boards noted that the Combined Fund’s net earnings yield on NAV for common shareholders following the Reorganization is expected to be potentially higher than the current net earnings yield on NAV for the Acquiring Fund and potentially the same as the current net earnings yield on NAV for MYJ. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of completed Reorganization. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganization, will remain constant.

Potential Effects of the Reorganization on Premium/Discount to NAV of Common Shares. Each Board noted that the common shares of its Fund have historically traded at both a premium and a discount. As of December 6, 2021, the NAV per common share of MYJ was $16.01 and the market price per Common Share of MYJ was $15.84, representing a discount to NAV of 1.1% and the NAV per Common Share of the Acquiring Fund was $15.91 and the market price per Common Share of the Acquiring Fund was $15.48, representing a discount to NAV of 2.7%. The Board of MYJ noted that to the extent MYJ’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, MYJ’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Board of MYJ also noted that to the extent the MYJ’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, MYJ’s common shareholders may be negatively impacted if the Reorganization is consummated. The Board of the

Acquiring Fund noted that Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganization. Upon consummation of the Reorganization, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganization, common shareholders of MYJ will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Reorganization.

Potential Effects of the Reorganization on the Preferred Shares. As of the date of the enclosed Proxy Statement, MYJ and the Acquiring Fund each have VRDP Shares outstanding. As of December 6, 2021, MYJ had 1,800 Series W-7 VRDP Shares outstanding and the Acquiring Fund had 2,371 Series W-7 VRDP Shares outstanding. In connection with the Reorganization, the Acquiring Fund expects to issue 1,800 additional VRDP Shares to MYJ VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 4,171 VRDP Shares outstanding. The Board noted that, upon the Closing Date of the Reorganization, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganization if such dividends have not been paid prior to the Closing Date), in exchange for the Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will be identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on April 15, 2022, unless extended (as described below). The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The VRDP Shares of MYJ have a mandatory redemption date of May 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of July 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of the Acquiring Fund and MYJ are currently in a one year Special Rate Period that will end on April 15, 2022 for the Acquiring Fund and June 17, 2022 for MYJ, unless extended. The terms currently applicable to the VRDP Shares of the Acquiring Fund and MYJ during their respective Special Rate Periods are otherwise substantially similar, including that each Fund’s dividend rate is based on the sum of the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the Fund’s VRDP Shares. See “Information About the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

The Board noted that none of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, VRDP Holders of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.

Compatibility of Investment Objectives, Investment Strategies and Policies and Related Risks and Risk Profiles. Each Board noted that its Fund’s shareholders will remain invested in an exchange-listed, closed-end management investment company registered under the 1940 Act that will have substantially greater net assets and a similar investment objective, investment strategies, policies and restrictions. Each Fund also utilizes leverage in the form of VRDP Shares and TOBs. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganization because of the similarities in the investment policies of each Fund.

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that each Fund has the same investment adviser and that each Fund’s shareholders will benefit from the experience and expertise of the Combined Fund’s anticipated portfolio management team. Each of MYJ and the Acquiring Fund is managed by a team of investment professionals led by Phillip Soccio, CFA, Theodore R. Jaeckel, Jr., CFA, and Christian Romaglino. Following the Reorganization, it is expected that the Combined Fund will be managed by a team of investment professionals led by Phillip Soccio, CFA and Theodore R. Jaeckel, Jr., CFA. Each Board also considered the portfolio composition of its Fund and the impact of the Reorganization on the Fund’s portfolio. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Fund as a result of the Reorganization because of the similarities among the portfolio guidelines of the Funds. For additional information, please see “Comparison of the Funds’ Investments” and “Risk Factors and Special Considerations.”

Potential for Improved Secondary Market Trading for Common Shares. While it is not possible to predict trading levels at the time the Reorganization close, each Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than either Fund, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s common shareholders when purchasing or selling Combined Fund common shares. However, there can be no assurance that the Reorganization will result in such benefits or that the common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganization. Upon consummation of the Reorganization, the secondary market liquidity, bid-ask spreads, and trade execution with respect to the Combined Fund’s common shares may deteriorate. Furthermore, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms. Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganization. Each Board noted that it is anticipated that shareholders of its Fund will generally recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganization (except with respect to cash received in lieu of fractional common shares), as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Capital Loss Carryforward Considerations. Each Board considered that capital loss carryforwards of the Combined Fund attributable to MYJ will be subject to tax loss limitation rules by reason of MYJ undergoing an “ownership change” in the Reorganization. Each Board also noted that the Combined Fund’s capital loss carryforward loss on a per share basis is expected to be higher than MYJ’s capital loss carryforward loss per share, but lower than the Acquiring Fund’s capital loss carryforward loss per share. Each Board considered that the ability of its Fund to fully utilize its existing capital loss carryforwards depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Potential Effects of the Reorganization on Undistributed Net Investment Income. If the Reorganization is approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income, if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former MYJ shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date. This would result in the Acquiring Fund issuing incrementally more common shares in the Reorganization since its NAV as of the Valuation Time would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

The Combined Fund is anticipated to retain a lower UNII balance after the Reorganization than the Acquiring Fund prior to the Reorganization. The lower anticipated UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s common shares and the magnitude of the trading discount to NAV of the Combined Fund’s common shares. However, the Combined Fund is anticipated to benefit from a lower expense ratio, a potentially higher net earnings profile (compared to the Acquiring Fund) and other anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the common shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Expected Costs of the Reorganization. Each Board considered the terms and conditions of the Reorganization Agreement, including the estimated costs associated with the Reorganization, and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of the Reorganization may be recovered over time. Common shareholders of each Fund will indirectly bear a portion of the costs of the Reorganization. For MYJ, the expenses of the Reorganization are estimated to be approximately $366,537, of which the Investment Advisor will bear approximately $129,586. For the Acquiring Fund, the expenses of the Reorganization are estimated to be approximately $357,561, of which the Investment Advisor will bear approximately $161,495. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein. Each Board also noted that the VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganization, while the common shareholders of the Funds will indirectly bear all or a portion of the costs of the Reorganization.

Terms of the Reorganization and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the Acquiring Fund common shares that the Target Fund’s common shareholders will receive in the Reorganization is expected to equal the aggregate NAV (not the market value) of the Target Fund common shares that the Target Fund’s common shareholders owned immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of MYJ’s common shares will not be diluted as a result of the Reorganization. Fractional Acquiring Fund common shares will generally not be issued to MYJ common shareholders in connection with the Reorganization, and MYJ common shareholders should expect to receive cash in lieu of such fractional common shares.

Each Board further noted that holders of MYJ VRDP Shares will receive the same number of Acquiring Fund VRDP Shares as the MYJ VRDP Shares held by such VRDP Holders immediately prior to the Closing Date.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The VRDP Shares of MYJ have a mandatory redemption date of May 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of July 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of the Acquiring Fund and MYJ are currently in a one year Special Rate Period that will end on April 15, 2022 for the Acquiring Fund and June 17, 2022 for MYJ, unless extended. The terms currently applicable to the VRDP Shares of the Acquiring Fund and MYJ during their respective Special Rate Periods are otherwise substantially similar, including that each Fund’s dividend rate is based on the sum of the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the Fund’s VRDP Shares. See “Information About the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the Special Rate Period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization.

Effect on Shareholder Rights. Each Board noted that MYJ and the Acquiring Fund are each formed as a Maryland corporation. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Each Board also noted that the terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the Special Rate Period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on April 15, 2022, unless extended. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

Alternatives to the Reorganization. In reaching its decision to approve the Reorganization, the Board considered alternatives to the Reorganization, including continuing to operate each Fund as a separate Fund.

Potential Benefits to the Investment Advisor and its Affiliates. Each Board recognized that the Reorganization may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of MYJ as a separate fund in the BlackRock Fixed-Income Complex.

Each Board noted that, if the Reorganization is consummated, the annual contractual investment management fee rate of the Acquiring Fund will be 0.50% of the average daily net assets of the Combined Fund. Each Board noted that the annual contractual investment management fee rate of the Combined Fund is the same as the annual contractual investment management fee rate for each Fund.

Conclusion. Each Board, including the Independent Board Members, unanimously approved the Reorganization Agreement and the Issuance, as applicable, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

If the Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of each of the Funds and its product line, recommend alternative proposals to the Board of the Fund.

TERMS OF THE REORGANIZATION AGREEMENTS

The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Agreement and Plan of Reorganization attached as Appendix A to this Proxy Statement.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date of the Reorganization (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a Common Share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Dividends will accumulate on the MYJ VRDP Shares up to and including the day immediately preceding the Closing Date. MYJ VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the MYJ VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to Closing Date), in exchange for each MYJ VRDP Share held by the MYJ VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares will be Series W-7 VRDP Shares of the Acquiring Fund. No fractional Acquiring Fund VRDP Shares will be issued.

The first dividend period for the Acquiring Fund VRDP Shares to be issued in the Reorganization will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such VRDP Shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments and Conditions

The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreement and approval of the Reorganization, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the shareholders of the Target Fund and the VRDP Holders of the Acquiring Fund, certain third-party consents, the approval of the Issuance by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

If the Reorganization is not consummated, then each Fund would continue to exist and operate on a standalone basis.

Postponement; Termination

Under the Reorganization Agreement, the Board of any Fund that is a party to the Reorganization Agreement may cause the related Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Reorganization Agreement may be terminated, and the related Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds involved in the Reorganization) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of such Funds and (ii) by the Board of either such Fund if any condition to that Fund’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

Book-Entry Interests

The Acquiring Fund will issue to MYJ VRDP Holders book-entry interests for the Acquiring Fund VRDP Shares registered in the name of such MYJ VRDP Holders on a one –or-one basis for each holder’s holdings of MYJ VRDP Shares. The Fund’s VRDP Shares were or will be issued in book-entry form as global securities, and such global securities were deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities are held only through DTC and any of its participants.

The Acquiring Fund will issue to MYJ common shareholders book-entry interests and cash in lieu of fractional shares, if applicable, for the Acquiring Fund common shares registered in the name of such shareholders on the basis of each shareholder’s proportionate interest in the aggregate net asset value of MYJ common shares, respectively.

Expenses of the Reorganization

Each Fund will bear expenses incurred in connection with the Reorganization. The expenses incurred in connection with the Reorganization include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement, the registration statement on Form N-14 and this Proxy Statement to preferred shareholders, the printing and distribution of the joint proxy statement/prospectus delivered to common shareholders, this Proxy Statement delivered to preferred shareholders and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Reorganization, including fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VRDP Shares, legal fees incurred in connection with amending the transaction documents for the VRDP Shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, rating agency fees associate with the ratings of the preferred shares in connection with the Reorganization, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization.

Common shareholders of each Fund will indirectly bear a portion of the costs of the Reorganization. For MYJ, the expenses of the Reorganization are estimated to be approximately $366,537, of which the Investment Advisor will bear approximately $129,586. For the Acquiring Fund, the expenses of the Reorganization are estimated to be approximately $357,561, of which the Investment Advisor will bear approximately $161,495. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein. Each Board also noted that the VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganization, while the common shareholders of the Funds will indirectly bear all or a portion of the costs of the Reorganization.

Neither the Funds nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganization or other action taken by the shareholder in connection with the Reorganization). The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein.

APPRAISAL RIGHTS

Under Maryland law, except in limited circumstances which do not apply to the Reorganization, stockholders are not entitled to demand the fair value of their shares in connection with a reorganization if any shares of the class or series of the stock are listed on a national securities exchange, such as the common shares of MYJ and the Acquiring Fund, on the Record Date.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of the U.S. federal income tax consequences of the Reorganization to the U.S holders of MYJ common shares. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares or VRDP Shares of MYJ as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganization that each Fund receives an opinion from Willkie, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Willkie will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by a Fund by reason of the Reorganization.

•

No gain or loss will be recognized by a shareholder of MYJ who exchanges, as the case may be, all of its common shares solely for Acquiring Fund common shares or all of its MYJ VRDP Shares solely for Acquiring Fund VRDP Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund common share, as discussed below).

•

The aggregate tax basis of Acquiring Fund common shares received by a shareholder of MYJ pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder’s MYJ common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).

•

The holding period of Acquiring Fund common shares received by a shareholder of MYJ pursuant to the Reorganization will include the holding period of the shareholder’s common shares surrendered in exchange therefor.

•

A shareholder of MYJ that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Reorganization will be treated as having received cash in exchange for such fractional Acquiring Fund common share. A MYJ shareholder that receives cash in lieu of a fractional Acquiring Fund common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and MYJ shareholder’s tax basis in MYJ common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if MYJ shareholder’s holding period for MYJ common shares is more than one year as of the date the Reorganization is consummated.

•

The Acquiring Fund’s tax basis in MYJ’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of MYJ immediately prior to the Closing Date, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by MYJ.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

Neither Fund intends to sell any assets in connection with the Reorganization other than in the ordinary course of business. If, however, assets of MYJ were to be sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of MYJ’s taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and MYJ’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to MYJ shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or after the date of the Reorganization, and such distributions will be taxable to MYJ shareholders.

Prior to the Closing Date, each Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Fund all of the Fund’s (i) investment company income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, (ii) net capital gains, if any, through the Closing Date, and (iii) net tax-exempt interest income, if any, through the Closing Date. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of MYJ, which are expected to be subject to tax loss limitation rules because MYJ will undergo an “ownership change” for U.S. federal income tax purposes. Because MYJ will undergo an “ownership change,” the Code will generally limit the amount of pre-ownership change losses of MYJ that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of MYJ, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to MYJ or MUJ may be subject to tax loss limitation rules to the extent outlined above, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of MYJ’s or MUJ’s capital loss carryforward as compared with what each Fund’s utilization of its own capital loss carryforward would be without the Reorganization. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law, and is, therefore, highly uncertain. As of July 31, 2021, the Funds’ unused capital loss carryforwards, which have no expiration date and may be carried forward indefinitely, were as follows:

Capital Loss Carryforward Amount

MYJ	Acquiring Fund (MUJ)
$(6,572,209)	$(8,621,838)

Due to the operation of these tax loss limitation rules, it is possible that shareholders of MYJ or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of MYJ whose losses are subject to the loss limitation rules would depend on many variables, including MYJ’s expected growth rate if the Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, MYJ would generate sufficient capital gains against which to utilize its capital loss carryforwards (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the Reorganization was to occur, and the timing of a historic MYJ shareholder’s disposition of its Shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

For five years beginning on the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

PROPOSAL 2—ISSUANCE OF ACQUIRING FUND COMMON SHARES

In connection with the proposed Reorganization described under “Proposal 1: Reorganization of the Funds,” the common shareholders and the VRDP Holders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund common shares.

Please see “Information about the Common Shares of the Funds” for information about the Funds’ common shares.

In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of MYJ in exchange solely for newly issued common shares, with a par value of $0.10 per share, and newly issued Acquiring Fund VRDP Shares, with a par value of $0.10 per share and liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the MYJ VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganization if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued common shares on the NYSE. MYJ will distribute Acquiring Fund Shares received by it pro rata to MYJ shareholders (although cash may be paid in lieu of any fractional common shares). The newly-issued Acquiring Fund Shares will be issued in the form of book-entry interests. Such distribution of Acquiring Fund Shares to MYJ shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of MYJ and transferring to those shareholder accounts Acquiring Fund Shares.

The Acquiring Fund will continue to operate after the Reorganization as a registered, non-diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement. As a result of the Reorganization, however, a shareholder of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than such shareholder did in any of the individual Funds before the Reorganization.

If the Issuance with respect to the Reorganization is not approved, the Investment Advisor may, in connection with the ongoing management of that Fund and its product line, recommend alternative proposals to the Board of that Fund.

The Board of the Acquiring Fund recommends that the Acquiring Fund VRDP Holders vote “FOR” each Issuance at the Special Meeting.

The affirmative vote of the holders of a majority of the votes entitled to be cast by holders of the Acquiring Fund common shares and Acquiring Fund VRDP Shares present at the Special Meeting or represented by proxy, voting together as a single class, is required to approve each Issuance. For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, it is expected that the Closing Date of the Reorganization will be sometime during the second quarter of 2022, but it may be at a different time as described herein.

INFORMATION ABOUT THE PREFERRED SHARES OF THE FUNDS

MYJ’s and the Acquiring Fund’s respective charter authorizes the issuance of 200 million shares, all of which were initially classified as common shares with a par value of $0.10 per share. The Board of MYJ and the Acquiring Fund is authorized, however, to reclassify any unissued common shares to preferred shares without the approval of its common shareholders.

Upon the Closing Date of the Reorganization, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganization if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will be identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on April 15, 2022, unless extended (as described below). The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The VRDP Shares of MYJ have a mandatory redemption date of May 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of July 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of the Acquiring Fund and MYJ are currently in a one year Special Rate Period that will end on April 15, 2022 for the Acquiring Fund and June 17, 2022 for MYJ. The terms currently applicable to the VRDP Shares of the Acquiring Fund and MYJ during their respective Special Rate Periods are otherwise substantially similar, including that each Fund’s dividend rate is based on the sum of the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the Fund’s VRDP Shares.

In connection with the Reorganization, the Acquiring Fund expects to issue 1,800 additional VRDP Shares to MYJ VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 4,171 VRDP Shares outstanding. As a result of the Reorganization, the Acquiring Fund’s Articles Supplementary will be amended to authorize an additional 1,800 VRDP Shares. Such amendment to the Acquiring Fund’s Articles Supplementary will include only changes related to the issuance of additional Acquiring Fund VRDP Shares in the Reorganization. A form of such amendment is attached as Appendix C.

Set forth below is information about each Fund’s outstanding preferred shares as of July 31, 2021.

Fund	Title of Class	Amount Authorized	Amount Authorized Under Each Series	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column	Issue Date	Mandatory Redemption Date
MYJ	VRDP Shares	1,800	Series W-7 – 1,800	0	1,800	06/11/18	May 1, 2041
Acquiring Fund (MUJ)	VRDP Shares	2,371	Series W-7 – 2,371	0	2,371	06/30/11	July 1, 2041

The outstanding preferred shares of each Fund are fully paid and non-assessable and have no preemptive or cumulative voting rights.

Below is a table that details, as of July 31, 2021, (i) each Fund’s current leverage attributable to preferred shares as a percentage of its total net assets, and (ii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming the Reorganization was consummated as of July 31, 2021.

Fund	Title of Class	Shares Outstanding	Liquidation Preference Per Share	Aggregate Liquidation Preference	Total Managed Assets	As Percentage of Net Assets
MYJ	VRDP Shares	1,800	$100,000	$180,000,000	$627,442,182	45.58%
Acquiring Fund (MUJ)	VRDP Shares	2,371	$100,000	$237,100,000	$788,800,528	48.37%
Pro forma Combined Fund (MYJ into MUJ)	VRDP Shares	4,171	$100,000	$417,100,000	$1,416,242,710	47.13%

The VRDP Shares were offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year end were as follows:

Fund	Rate
MYJ	0.82%
Acquiring Fund (MUJ)	0.91%

Description of the VRDP Shares of Each Fund

Each Fund’s VRDP Shares have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by BofA, in the case of the Acquiring Fund and Wells Fargo, in the case of MYJ, acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events (each, a “Liquidity Facility”). Each Fund entered into a fee agreement with the applicable liquidity provider (each, a “Fee Agreement”) in connection with the Fund’s Liquidity Facility that requires a per annum liquidity fee payable to the liquidity provider. The Fee Agreement between each Fund and the applicable liquidity provider is scheduled to expire, unless renewed or terminated in advance, as follows:

Fund	Expiration Date of Fee Agreement
MYJ	July 2, 2022
Acquiring Fund (MUJ)	April 30, 2022

Each Liquidity Facility requires the liquidity provider to purchase all VRDP Shares tendered for sale that were not successfully remarketed. Each Fund is required to redeem the Fund’s VRDP Shares owned by the applicable liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, a Fund is required to segregate liquid assets to fund the redemption.

In the event the VRDP Shares Purchase Agreement (the “Purchase Agreement”) for a Fund is not renewed, and the Fund does not arrange for a Purchase Agreement with an alternate liquidity provider, the Fund’s VRDP Shares will be subject to mandatory purchase by the applicable liquidity provider prior to the termination of the Purchase Agreement. There is no assurance that a Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Except during a special rate period (as described below), VRDP Holders have the right to give notice on any business day to tender the VRDP Shares for remarketing in seven days, the VRDP Shares are subject to a mandatory tender for remarketing upon the occurrence of certain events, and should a remarketing be unsuccessful, the dividend rate for such VRDP Shares will reset to a maximum rate as defined in the governing documents of the VRDP Shares. Each Fund’s VRDP Shares are also subject to certain restrictions on transfer outside of the remarketing process. Except during a special rate period, a Fund may incur remarketing fees at the annual rate set forth below:

Fund	Remarketing Agent Fee
MYJ	0.05% of 101.85% of the liquidation preference of each outstanding VRDP Share
Acquiring Fund (MUJ)	0.10% times $100,000 per outstanding VRDP Share

Six months prior to the mandatory redemption date, each Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each Fund is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, each Fund’s VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VRDP Share is equal to the liquidation value per VRDP Share plus any outstanding unpaid dividends.

Except during a special rate period, dividends on each Fund’s VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. The maximum rate of the VRDP Shares will not exceed an annual rate of 15% for each Fund, exclusive of any applicable gross-up payments or increased dividend payment relating to the inclusion in any dividend of net capital gains or ordinary income taxable for regular U.S. federal income tax purposes.

At the date of issuance, the VRDP Shares of each Fund were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds and adopted a new ratings methodology for such securities, which resulted in the downgrade of Moody’s ratings of the VRDP Shares of each Fund. As of July 31, 2021, the VRDP Shares were assigned a long-term rating of Aa2, in the case of MYJ and the Acquiring Fund. The VRDP Shares of each Fund continue to be assigned a long-term rating of AA from Fitch.

For each Fund, the short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the applicable special rate period, as described below. The short-term ratings on a Fund’s VRDP Shares are directly related to the short-term ratings of the liquidity provider for the Fund’s VRDP Shares. Changes in the credit quality of the applicable liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares. Except during a special rate period, a change in the short-term credit rating of the applicable liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such VRDP Shares, although the dividend rate paid on the VRDP Shares is not directly related to the short-term rating. The liquidity provider to a Fund’s VRDP Shares may be terminated prior to the scheduled termination date if such liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Each Fund’s VRDP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of such Fund. Each Fund’s VRDP Shares will rank on parity with other preferred shares of the Fund as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s common shares or the repurchase of the Fund’s common shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding VRDP Shares. In addition, pursuant to the governing instruments of each Fund’s VRDP Shares, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the VRDP Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the VRDP Shares, redeem any VRDP Shares required to be redeemed under the VRDP Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the VRDP Shares.

Each Fund’s VRDP Holders have voting rights equal to the Fund’s common shareholders (one vote per Share) and will vote together with such common shareholders (one vote per Share) as a single class. However, each Fund’s VRDP Holders, voting as a separate class, are also entitled to elect two Board Members for the Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of a 1940 Act Majority of the VRDP Holders of a Fund, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the VRDP Shares of the Fund, (b) change the Fund’s sub-classification as a closed-end management investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

Each Fund previously commenced a special rate period on the date set forth below, which was extended and is currently set to expire as indicated below:

Fund	Commencement of Special Rate Period	Current Special Rate Period Expiration Date
MYJ	06/21/12	06/17/22
Acquiring Fund (MUJ)	04/17/14	04/15/22

The VRDP Holders and a Fund may mutually agree to extend the applicable special rate period prior to the expiration of such special rate period. If the applicable special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors. A Liquidity Facility remains in effect for the duration of the applicable special rate period and the VRDP Shares are still subject to mandatory redemption by a Fund on their respective mandatory redemption date. However, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. The short-term ratings of the VRDP Shares of each Fund were withdrawn by Moody’s, Fitch and/or S&P upon the commencement of the applicable special rate period. Short-term ratings may be re-assigned upon the termination of a special rate period.

During a special rate period, a Fund is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as was required prior to the special rate period.

During their Special Rate Period, each Fund pays no fees or nominal fees to the liquidity provider and remarketing agent, but instead pays dividends monthly based on the sum of the Securities Industry and Financial Markets Association Municipal Swap Index (the “SIFMA Municipal Swap Index” or the “Base Rate”) and a percentage per annum based on the long-term ratings assigned to the VRDP Shares (the “Ratings Spread”). The

Ratings Spread will increase in the event the VRDP Shares are rated below Aaa/AAA by all of the rating agencies rating the VRDP Shares at the time such Ratings Spread is determined, up to a maximum of 2.35% for MYJ or 3.00% for the Acquiring Fund in the event the VRDP Shares are either rated below Baa3/BBB- by at least one of the rating agencies then rating the VRDP Shares or not rated by any rating agency in the case of each Fund, for which the maximum is 3.35% for MYJ or 4.00% for the Acquiring Fund. As of July 31, 2021, each of MYJ’s and the Acquiring Fund’s VRDP Shares were assigned an Aa2 rating from Moody’s, and each Fund’s VRDP Shares were assigned an AA rating from Fitch.

The annualized dividend rates of each Fund’s VRDP Shares as of each Fund’s most recent fiscal year end were as follows:

Fund	Rate
MYJ	0.82%
Acquiring Fund (MUJ)	0.91%

Under MUJ’s Fee Agreement, to the extent the liquidity provider together with certain affiliates individually or in the aggregate own at least 20% of the outstanding VRDP Shares and the Fund has not failed to pay dividends on the VRDP Shares for two years, the liquidity provider agreed to enter into and maintain a voting trust agreement and convey into the voting trust the right to vote all of its VRDP Shares owned by it or such affiliates, with respect to: (i) the election of the two members of the Board for which VRDP Holders are entitled to vote under the 1940 Act and all other rights given to VRDP Holders with respect to the election of the Board; (ii) the conversion of the Fund from a closed-end management investment company to an open-end fund, or to change the Fund’s classification from diversified to non-diversified; (iii) the deviation from a policy in respect of concentration of investments in any particular industry or group of industries as recited in the Fund’s registration statement; and (iv) borrowing money, issuing senior securities, underwriting securities issued by other persons, purchasing or selling real estate or commodities or making loans to other persons other than in accordance with the recitals of policy with respect thereto in the Fund’s registration statement.

Under MYJ’s Fee Agreement, to the extent the liquidity provider together with certain affiliates individually or in the aggregate own at least 20% of the outstanding VRDP Shares and the Fund has not failed to pay dividends on the VRDP Shares for two years, the liquidity provider agreed to enter into and maintain a voting trust agreement and convey into the voting trust the right to vote all of its VRDP Shares owned by it or such affiliates, with respect to: (i) the election of the two members of the Board for which VRDP Holders are entitled to vote under the 1940 Act and all other rights given to VRDP Holders with respect to the election of the Board; (ii) the conversion of the Fund from a closed-end management investment company to an open-end fund, or to change the Fund’s classification from diversified to non-diversified; (iii) the deviation from a policy in respect of concentration of investments in any particular industry or group of industries as recited in the Fund’s registration statement; (iv) borrowing money, issuing senior securities, underwriting securities issued by other persons, purchasing or selling real estate or commodities or making loans to other persons other than in accordance with the recitals of policy with respect thereto in the Fund’s registration statement; (v) any state law voting and consent rights granted to the purchaser as a matter of state law unless such voting or consent rights relate to situations where the rights or seniority of the beneficial owners of the VRDP Shares could be adversely affected (as determined by the purchaser); and (vi) all other voting and consent rights of the purchaser as a beneficial owner of the VRDP Shares unless such voting or consent rights relate to situations where the rights or seniority of the beneficial owners of the VRDP Shares could be adversely affected (as determined by the purchaser).

If a special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. There is no assurance that the VRDP Shares will be remarketed or purchased by investors after the termination of a special rate period. If the VRDP Shares are not remarketed or purchased, then a failed remarketing will occur. As described above, in the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to the maximum rate and the VRDP Shares that have not been remarketed are required to be purchased by the liquidity provider and subject to redemption by the applicable Fund after six months of continuous, unsuccessful remarketing.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because of their similar investment objectives and investment strategies, each Fund is subject to similar investment risks associated with an investment in common shares of the relevant Fund. With respect to the differences in risks, those risks of MYJ that are not shared with the Acquiring Fund are generally a result of differences in the Funds’ principal investment strategies described above under “Summary—Investment Objective and Policies.”

The Combined Fund will be managed in accordance with the same investment objective and investment strategies and policies, and subject to the same risks, as the Acquiring Fund. The Funds have similar investment objectives, investment strategies, policies and restrictions and are subject to similar investment risks.

Each Fund utilizes leverage through the issuance of VRDP Shares and TOBs. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and TOBs after the Closing Date of the Reorganization. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; pandemics, epidemics and other global health events; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

The Combined Fund will be managed in accordance with the same investment objective and investment strategies and policies, and subject to the same risks, as the Acquiring Fund. Risk is inherent in all investing. An investment in the common shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

General Risks of Investing in the Acquiring Fund

Non-Diversified Status. The Acquiring Fund is a non-diversified fund. As defined in the 1940 Act, a non-diversified fund may have a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Acquiring Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Acquiring Fund.

Municipal Bond Market Risk. Economic exposure to the municipal securities market involves certain risks. The Acquiring Fund’s economic exposure to municipal securities includes municipal securities in the Acquiring Fund’s portfolio and municipal securities to which the Acquiring Fund is exposed through the ownership of residual interests in municipal TOBs (“TOB Residuals”). The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the financial crisis of 2007-2009 these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Acquiring Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Acquiring Fund may therefore be more dependent on the analytical abilities of the Investment Advisor than would be a fund investing solely in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade securities to which the Acquiring Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Acquiring Fund’s ability to sell such securities at attractive prices or at prices approximating those at which the Acquiring Fund currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies (“RICs”).

Risk Factors and Special Considerations Relating to New Jersey Municipal Bonds. The Acquiring Fund ordinarily will invest at least 80% of its assets in MUJ New Jersey Municipal Bonds; therefore, it is more susceptible to factors adversely affecting issuers of MUJ New Jersey Municipal Bonds than is a municipal bond fund that is not concentrated in issuers of MUJ New Jersey Municipal Bonds to this degree. Briefly summarized below are important financial concerns relating to the Acquiring Fund’s investments in New Jersey municipal obligations. The information set forth below and in Appendix E is derived from sources that are generally available to investors. This information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of New Jersey. It should be noted that the information recorded here primarily is based on the economic and budget forecasts found in certain recent publications issued by New Jersey. The accuracy and completeness of those publications have not been independently verified. There may be significant changes in circumstances altering the economic and budget predictions since the time of those publications or after the publication of this Proxy Statement.

The Acquiring Fund is susceptible to certain factors which could adversely affect issuers of New Jersey municipal obligations. The ability of issuers to pay interest on, and repay principal of, New Jersey municipal obligations may be affected by: (1) amendments to the Constitution of the State of New Jersey and other statutes that limit the taxing and spending authority of New Jersey government entities; (2) the general financial and economic profile as well as the political climate of New Jersey, its public authorities and political subdivisions; and (3) a change in New Jersey laws and regulations or subsequent court decisions that may affect, directly or indirectly, New Jersey municipal obligations. The Fund’s yield and share price are sensitive to these factors as one or more of such factors could undermine New Jersey issuers’ efforts to borrow, inhibit secondary market liquidity and erode credit ratings. Furthermore, it should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by New Jersey and that there is no obligation on the part of New Jersey to make payment on such local obligations in the event of default.

Due to improving economic and fiscal conditions, in addition to a one-time boost from the new Pass-Through Business Alternative Income Tax (discussed below), the Fiscal Year 2021 revenue forecast has improved substantially. The Governor’s Fiscal Year 2022 Budget Message anticipates Fiscal Year 2021 revenues of $44.2 billion, and revenue growth between Fiscal Year 2020 and Fiscal Year 2021 is now projected at $6.2 billion, up 16.3% overall. However, baseline Fiscal Year 2021 revenues are forecast to increase by about $1.9 billion to $39.9 billion, or 5.0%, when excluding the $4.288 billion of Emergency General Obligation Bond funds. Moreover, this revised Fiscal Year 2021 revenue total of $39.9 billion is $1.25 billion below the amount forecasted in February 2020, indicating that State revenues have not fully recovered to pre-pandemic levels.

Even before the start of Fiscal Year 2021, the fallout from the COVID-19 Pandemic changed the course of State revenue collections. Through the end of March 2020, State revenues were up $1.3 billion, or 6.2% above the same nine month period in the prior fiscal year. Due to the COVID-19 Pandemic-induced public health restrictions on social and economic activity, total revenues dropped by nearly $1.6 billion during the remaining months. Revenues fell from $38.3 billion in Fiscal Year 2019 to $38.0 billion in Fiscal Year 2020, a year-over-year decline of $303 million, or 0.8%, and $1.4 billion below the amount of revenues anticipated in the pre-Pandemic Governor’s Fiscal Year 2021 Budget Message delivered in February 2020.

As of June 30, 2020, New Jersey’s outstanding long-term debt obligations for governmental activities decreased 6.2% to $204.2 billion, which includes a net decrease in bonded obligations of $33.7 million. During the fiscal year, the State issued $4.8 billion in bonds. New money issuances represented $2.2 billion primarily for transportation program improvements, while $2.6 billion represented refunding transactions that provided the State with $168.9 million in net present value savings. During Fiscal Year 2020, the State paid $5.2 billion in debt service on its long-term obligations.

New Jersey’s various outstanding general obligation bonds were rated “A” with a negative outlook by Fitch as of September 5, 2014, “A3” by Moody’s as of March 27, 2017, and “A-“ by S&P as of November 14, 2016. Kroll Bond Rating Agency has also assigned an “A” rating to New Jersey’s general obligation debt. These ratings reflect New Jersey’s credit quality only, and do not indicate the creditworthiness of other tax-exempt securities in which the Acquiring Fund may invest.

The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Acquiring Fund are subject. See Appendix E for a further discussion of factors affecting New Jersey municipal securities. The information set forth above and in Appendix E is derived from sources that are generally available to investors. This information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of New Jersey.

Taxable Municipal Securities Risk. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the American Recovery and Reinvestment Act (“ARRA”), it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. The Build America Bond program expired on December 31, 2010 and no further issuance is permitted unless Congress renews the program. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, there can be no assurance that Build America Bonds will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. The Build America Bonds outstanding as of December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the U.S. federal tax subsidy.

Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and the value of municipal securities. These risks include:

General Obligation Bonds Risks. General obligation bonds are typically secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds Risks. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Private Activity Bonds Risks. The Acquiring Fund may invest in certain tax-exempt securities classified as “private activity bonds.” These bonds may subject certain investors in the Acquiring Fund to the federal alternative minimum tax.

Moral Obligation Bonds Risks. Municipal bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Notes Risks. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Lease Obligations Risks. Also included within the general category of municipal bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to issue lease obligations. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Acquiring Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the NAV of the Acquiring Fund. Issuers of municipal lease obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Acquiring Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses and adversely affect the NAV of the Acquiring Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Acquiring Fund would not have the right to take possession of the assets. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies. In addition, the Acquiring Fund’s intention to qualify as a regulated investment company under the Code, may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income.

Liquidity of Investments. Certain municipal securities in which the Acquiring Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

The financial markets in general, and certain segments of the municipal securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Tax-Exempt Status Risk. In making investments, the Acquiring Fund and the Investment Advisor will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Acquiring Fund nor the Investment Advisor will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Acquiring Fund and its shareholders could be subject to substantial tax liabilities. An assertion by the Internal Revenue Service (the “IRS”) that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Acquiring Fund’s and its shareholders’ income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may cause the Acquiring Fund to be ineligible to pay exempt-interest dividends or may impair the liquidity and the fair market value of the securities.

Taxability Risk. The Acquiring Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Acquiring Fund’s acquisition of the securities. In that event, the IRS may demand that the Acquiring Fund pay U.S. federal income taxes on the affected interest income, and, if the Acquiring Fund agrees to do so, the Acquiring Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt interest dividends” could be adversely affected, subjecting the Acquiring Fund’s shareholders to increased U.S. federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Acquiring Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Acquiring Fund.

Alternative Minimum Tax Risk. The Acquiring Fund expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income. Exempt interest dividends also are likely to be subject to state and local income taxes. Distributions of any capital gain or other taxable income will be taxable to shareholders. The Acquiring Fund may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing shares of the Acquiring Fund. The suitability of an investment in the Acquiring Fund will depend upon a comparison of the after-tax yield likely to be provided from the Acquiring Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations apply to corporate investors.

Nonpayment Risk. Municipal bonds, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Acquiring Fund and could result in a reduction in the value of the municipal security experiencing nonpayment and a potential decrease in the net asset value of the Acquiring Fund.

Fixed Income Securities Risks. Fixed income securities in which the Acquiring Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Acquiring Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates, including the Federal Reserve’s recent lowering of the target for the federal funds rate to a range of 0%–0.25% as part of its efforts to ease the economic effects of the coronavirus pandemic. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s NAV. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Acquiring Fund’s management. To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Acquiring Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Acquiring Fund’s use of leverage, as described below, will tend to increase the Acquiring Fund’s interest rate risk. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by the Acquiring Fund and decreasing the Acquiring Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful or that any hedges that the Acquiring Fund may establish will perfectly correlate with movements in interest rates.

The Acquiring Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Acquiring Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Acquiring Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Acquiring Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. In addition, to the extent the Acquiring Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. If rating agencies lower their ratings of municipal securities in the Acquiring Fund’s portfolio, the value of those securities could decline, which could jeopardize rating agencies’ ratings of Acquiring Fund VRDP Shares. Because a significant source of income for the Acquiring Fund is the interest and principal payments on the municipal securities in which it invests, any default by an issuer of a municipal security could have a negative impact on the Acquiring Fund’s ability to pay dividends on common shares or any VRDP Shares then outstanding and could result in the redemption of some or all of any VRDP Shares then outstanding.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Acquiring Fund to reinvest in lower yielding securities, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if the Acquiring Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Acquiring Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Investment Advisor may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all factors that the Investment Advisor deems relevant. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed income securities will be affected by how interest rates move (i.e., changes in the relationship of long-term interest rates to short-term interest rates and in the relationship of interest rates for highly rated securities and rates for below investment grade securities), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Acquiring Fund’s shares and that actual price movements in the Acquiring Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Acquiring Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Acquiring Fund may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurances that the Investment Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.

Leverage Risk. The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the common shareholders. The Acquiring Fund cannot assure you that the use of leverage, if employed, will result in a higher yield on the common shares. Any leveraging strategy the Acquiring Fund employs may not be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Acquiring Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	when the Acquiring Fund uses financial leverage, the investment advisory fee payable to the Investment Advisor will be higher than if the Acquiring Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Acquiring Fund’s investments will be borne entirely by the common shareholders. Therefore, if the market value of the Acquiring Fund’s portfolio declines, leverage will result in a greater decrease in NAV to the common shareholders than if the Acquiring Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Acquiring Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage would likely operate to reduce the income and/or total returns to common shareholders relative to the circumstance where the Acquiring Fund had not reduced any of its outstanding leverage. The Acquiring Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce any of its outstanding leverage as described above.

The Acquiring Fund currently utilizes leverage through the issuance of VRDP Shares (see “Information about the Preferred Shares of the Funds”) and investments in TOB Residuals (see “—Tender Option Bond Risk”). The use of TOB Residuals may require the Acquiring Fund to segregate or designate on its books and records assets to cover its obligations. While the segregated or earmarked assets may be invested in liquid assets, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

Certain types of leverage used by the Acquiring Fund may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the VRDP Shares issued by the Acquiring Fund or the governing instrument for the Acquiring Fund VRDP Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, the Acquiring Fund may be required to comply with other asset coverage requirements as a condition of the Acquiring Fund obtaining a rating of its preferred shares from a nationally recognized rating service or other asset coverage requirements under an agreement with the liquidity provider of the Acquiring Fund VRDP Shares.

These requirements may include an asset coverage test more stringent than that under the 1940 Act. This limitation on the Acquiring Fund’s ability to make distributions on its common shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund may, however, to the extent possible, purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

In addition to the foregoing, the use of leverage treated as indebtedness of the Acquiring Fund for U.S. federal income tax purposes may reduce the amount of Acquiring Fund dividends that are otherwise eligible for the dividends received deduction in the hands of corporate shareholders.

The Acquiring Fund may utilize leverage through investment derivatives. The use of certain derivatives will require the Acquiring to segregate assets to cover its obligations. While the segregated assets may be invested in liquid assets, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay Acquiring Fund expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets.

The Acquiring Fund may invest in the securities of other investment companies. Such investment companies may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Acquiring Fund’s common shares and the returns to the common shareholders.

Tender Option Bond Risk. The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund may invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. There is no assurance that the Acquiring Fund’s strategy of using TOB Residuals to leverage its assets will be successful.

TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third-party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a third-party bank or other financial institution (the “TOBs Liquidity Provider”) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. As result, distributions on TOB Residuals will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the TOB Residuals paid to the Acquiring Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of TOB Floaters sold by the TOB Trust relative to the amount of the TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to the TOB Residuals, the more volatile the distributions on the TOB Residuals will be. Short-term interest rates are at historic lows and may be more likely to rise in the current market environment.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

Any economic leverage achieved through the Acquiring Fund’s investment in TOB Residuals will increase the possibility that common share long-term returns will be diminished if the cost of the TOB Floaters issued by a TOB Trust exceeds the return on the securities in the TOB Trust. If the income and gains earned on municipal securities owned by a TOB Trust that issues TOB Residuals to the Acquiring Fund are greater than the payments due on the TOB Floaters issued by the TOB Trust, the Acquiring Fund’s returns will be greater than if it had not invested in the TOB Residuals.

Although the Acquiring Fund generally would unwind a TOB transaction rather than try to sell a TOB Residual, if it did try to sell a TOB Residual, its ability to do so would depend on the liquidity of the TOB

Residual. TOB Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOB Trust. The market price of TOB Residuals is more volatile than the underlying municipal bonds due to leverage.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall.

The use of TOB Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The use of TOB Residuals may also require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage through TOB Residuals may limit the Acquiring Fund’s flexibility and may require that the Acquiring Fund sell other portfolio investments to pay the Acquiring Fund’s expenses, to maintain assets in an amount sufficient to cover the Acquiring Fund’s leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

The Acquiring Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

The SEC and various federal banking and housing agencies adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Acquiring Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to the rules governing TOB Trusts may adversely impact the municipal market and the Acquiring Fund, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB market and the overall municipal market is not yet certain.

Please see “The Acquiring Fund’s Investments—Leverage—Tender Option Bonds” for additional information.

Insurance Risk. With respect to an insured municipal security, insurance guarantees that interest payments on the municipal security will be made on time and that the principal will be repaid when the security matures. Insurance is expected to protect the Acquiring Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Acquiring Fund cannot be certain that any insurance company will make the payments it guarantees. Certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration during the financial crisis of 2007-2009. These losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Acquiring Fund may lose money on its investment if the insurance company does not make payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix D, represent their respective opinions as to the quality of the obligations which they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Acquiring Fund, a rated security may cease to be rated. The Investment Advisor will consider such an event in determining whether the Acquiring Fund should continue to hold the security.

Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

“High Yield” Securities Risk. Subject to its investment policies, the Acquiring Fund may invest in securities rated, at the time of investment, below investment grade quality such as those rated Ba or below by Moody’s, BB or below by S&P or Fitch, or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Advisor to be of comparable quality. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Often the protection of interest and principal payments with respect to such securities may be very moderate and issuers of such securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s NAV.

The prices of fixed-income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. The investor receives this higher coupon in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Unrated Securities Risk. Because the Acquiring Fund may purchase securities that are not rated by any rating organization, the Investment Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Acquiring Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Acquiring Fund invests in unrated securities, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Zero-Coupon Securities Risk. Municipal bonds may include zero-coupon bonds. Zero-coupon securities are bonds that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon security is entitled to receive the par value of the security.

While interest payments are not made on zero-coupon securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero-coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero-coupon bonds are more exposed to interest rate risk than shorter term zero-coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero-coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero-coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero-coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Variable Rate Demand Obligations Risk. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Acquiring Fund may lose money.

Indexed and Inverse Securities Risk. Investments in inverse floaters, residual interest TOBs and similar instruments expose the Acquiring Fund to the same risks as investments in fixed income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest TOBs and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest TOBs and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest TOBs and similar instruments that have fixed income securities underlying them will expose the Acquiring Fund to the risks associated with those fixed income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed income securities.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk. The Acquiring Fund may purchase securities on a when-issued basis (including on a forward commitment or “TBA” (to be announced) basis) and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Repurchase Agreements Risk. Repurchase agreements typically involve the acquisition by the Acquiring Fund of fixed income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Acquiring Fund will sell the securities back to the institution at a fixed time in the future. The Acquiring Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed income securities, the Acquiring Fund follows procedures approved by the Board that are designed to minimize such risks. The value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Acquiring Fund generally will seek to liquidate such collateral. However, the exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Acquiring Fund, that the market value of the securities sold by the Acquiring Fund may decline below the price at which the Acquiring Fund is obligated to repurchase the securities and that the securities may not be returned to the Acquiring Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Securities Lending Risk. The Acquiring Fund may lend securities to financial institutions. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Acquiring Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Acquiring Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Acquiring Fund’s securities as agreed, the Acquiring Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Acquiring Fund. The Acquiring Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Acquiring Fund for securities loaned out by the Acquiring Fund will generally not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Acquiring Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will generally not be tax-exempt income.

Restricted and Illiquid Securities Risk. The Acquiring Fund may invest in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such investments at prices that approximate those at which the Acquiring Fund could sell such investments if they were more widely-traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Acquiring Fund’s NAV and ability to make dividend distributions. The financial markets have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. For example, Rule 144A under the Securities Act provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as the Acquiring Fund. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that the Acquiring Fund holds could affect adversely the marketability of certain Rule 144A securities, and the Acquiring Fund might be unable to dispose of such securities promptly or at reasonable prices. When registration is required to sell a security, the Acquiring Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Acquiring Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Acquiring Fund might obtain a less favorable price than the price that prevailed when the Acquiring Fund decided to sell. The Acquiring Fund may be unable to sell restricted and other illiquid investments at opportune times or prices.

Investment Companies Risk. Subject to the limitations set forth in the 1940 Act and the Acquiring Fund’s governing documents or as otherwise permitted by the SEC, the Acquiring Fund may acquire shares in other affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”) and business development companies (“BDCs”). The market value of the shares of other investment companies may differ from their NAV. As an investor in investment companies, including ETFs or BDCs, the Acquiring Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies, including ETFs or BDCs.

The securities of other investment companies, including ETFs or BDCs, in which the Acquiring Fund may invest may be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies, including ETFs or BDCs, that use leverage may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Acquiring Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Acquiring Fund’s common shares) will be diminished.

ETFs are generally not actively managed and may be affected by a general decline in market segments relating to its index. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Strategic Transactions and Derivatives Risk. The Acquiring Fund may engage in various derivative transactions or portfolio strategies (“Strategic Transactions”) for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Acquiring Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Acquiring Fund’s costs associated with any leverage strategy that it may employ. The use of Strategic Transactions to enhance current income may be particularly speculative.

Strategic Transactions involve risks. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter (“OTC”) and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Acquiring Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Acquiring Fund to the potential of greater losses. Furthermore, the Acquiring Fund’s ability to successfully use Strategic Transactions depends on the Investment Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, segregated or earmarked liquid assets, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty are also subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or Commodity Futures Trading Commission (“CFTC”) mandated margin requirements. The CFTC and federal banking regulators also have imposed margin requirements on non-cleared OTC derivatives, and the SEC has proposed (but not yet finalized) such non-cleared margin requirements. As applicable, margin requirements will increase the overall costs for the Acquiring Fund.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price that the same dealers would actually be willing to pay for such derivative should the Acquiring Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Acquiring Fund’s NAV and may materially adversely affect the Acquiring Fund in situations in which the Acquiring Fund is required to sell derivative instruments.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Acquiring Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Acquiring Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

The Acquiring Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as credit risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and volatility as described below:

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Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Acquiring Fund, or the risk that the reference entity in a derivative will not be able to honor its financial obligations. In particular, derivatives traded in over the counter “OTC” markets often are not guaranteed by an Exchange (as defined herein) or clearing corporation and often do not require payment of margin, and to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations.

•	Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Leverage Risk—the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Acquiring Fund to potential losses that exceed the amount originally invested by the Acquiring Fund. When the Acquiring Fund engages in such a transaction, the Acquiring Fund will deposit in a segregated account, or earmark on its books and records, liquid assets with a value at least equal to the Acquiring Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation or earmarking will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Acquiring Fund’s exposure to loss.

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Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the Acquiring Fund would like or at the price that the Acquiring Fund as seller believes the security is currently worth. There can be no assurances that, at any specific time, either a liquid secondary market will exist for a derivative or the Acquiring Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial illiquidity risk. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

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Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Acquiring Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

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Index Risk—if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Acquiring Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Acquiring Fund paid for such derivative. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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Volatility Risk—the risk that the Acquiring Fund’s use of derivatives may reduce income or gain and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period. The Acquiring Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

When a derivative is used as a hedge against a position that the Acquiring Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Acquiring Fund’s hedging transactions will be effective. The Acquiring Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. Investment Advisor may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Acquiring Fund’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Acquiring Fund to sell or otherwise close a derivatives position could expose the Acquiring Fund to losses and could make derivatives more difficult for the Acquiring Fund to value accurately.

When engaging in a hedging transaction, the Acquiring Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Acquiring Fund from achieving the intended hedge or expose the Acquiring Fund to a risk of loss. The Acquiring Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Acquiring Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Acquiring Fund from the decline in value of the portfolio positions anticipated as a result of such change. The Acquiring Fund may also be restricted in its ability to effectively manage the portion of its assets that are segregated or earmarked to cover its obligations. In addition, it may not be possible to hedge at all against certain risks.

If the Acquiring Fund invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Acquiring Fund.

The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurances that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Investment Advisor seeks to use derivatives to further the Acquiring Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options, whether traded OTC or on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Office of the Comptroller of the Currency (“OCC”) may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Acquiring Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Investment Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Acquiring Fund. As a result, the Acquiring Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Acquiring Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Acquiring Fund’s investments as compared to those comprising the securities index and general economic or political factors. In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Acquiring Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Acquiring Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Acquiring Fund may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurances, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Acquiring Fund will enter into a futures position only if, in the judgement of the Investment Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Investment Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the Strategic Transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the Strategic Transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with which the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith may, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

The amount of risk the Acquiring Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Counterparty Risk. The Acquiring Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Acquiring Fund. Because derivative transactions in which the Acquiring Fund may engage may involve instruments that are not traded on an exchange or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, the Acquiring Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Acquiring Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Acquiring Fund intends to enter into transactions only with counterparties that the Investment Advisor believes to be creditworthy, there can be no assurances that, as a result, a counterparty will not default and that the Acquiring Fund will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Acquiring Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Acquiring Fund may be exposed to the risk of a court treating the Acquiring Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurances that a clearing organization, or its members, will satisfy its obligations to the Acquiring Fund, or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Acquiring Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Acquiring Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Acquiring Fund has concentrated its transactions with a single or small group of counterparties.

In addition, the Acquiring Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurances that an issuer of an instrument in which the Acquiring Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Acquiring Fund will not sustain a loss on a transaction as a result.

Swaps Risk. Swaps are a type of derivative. Swap agreements involve the risk that the party with which the Acquiring Fund has entered into the swap will default on its obligation to pay the Acquiring Fund and the risk that the Acquiring Fund will not be able to meet its obligations to pay the other party to the agreement. In order to seek to hedge the value of the Acquiring Fund’s portfolio, to hedge against increases in the Acquiring Fund’s cost associated with interest payments on any outstanding borrowings or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into swaps, including interest rate swap, total return swap and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect Acquiring Fund performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, liquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, since the global financial crisis, the OTC derivatives markets have recently become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Act requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Acquiring Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Acquiring Fund to enter into swap transactions and may also render certain strategies in which the Acquiring Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Acquiring Fund may also be limited if the swap transactions with the Acquiring Fund are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to the Acquiring Fund’s portfolio because, in addition to its managed assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Acquiring Fund thereunder. The Acquiring Fund is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect the Acquiring Fund’s ability to successfully use swaps.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Acquiring Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Acquiring Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Acquiring Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. The Acquiring Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Advisor anticipates the Acquiring Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations. The Acquiring Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Acquiring Fund with a third-party guaranty or other credit enhancement.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) (the “Derivatives Title”) imposed a substantially new regulatory structure on derivatives markets, with particular emphasis on swaps (which were subject to oversight by the CFTC) and security-based swaps (which were subject to oversight by the SEC). The regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. Prudential regulators were granted authority to regulate margining of swaps and security-based swaps of banks and bank-related entities.

Although the CFTC and the prudential regulators have adopted and have begun implementing required regulations, the SEC rules were not finalized until December 2019 and firms had until October 2021 to come into compliance.

Current regulations for swaps require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). The Fund is required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. Covered Swaps generally are required to be executed through a swap execution facility (“SEF”), which can involve additional transaction fees.

Additionally, under the Dodd-Frank Act, swaps (and both swaps and security-based swaps entered into with banks) are subject to margin requirements and swap dealers are required to collect margin from the Fund and post variation margin to the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps (as well as security-based swaps in addition to OTC swaps where the dealer is a bank or subsidiary of a bank holding company) will be phased-in through September 2021. The CFTC has not yet adopted capital requirements for swap dealers. As uncleared capital requirements for swap dealers and uncleared capital and margin requirements for security-based swaps are phased in and implemented, such requirements may make certain types of trades and/or trading strategies more costly. There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Advisor cannot know how the derivatives market will adjust to the CFTC’s new capital regulations and to the new SEC regulations governing security-based swaps.

In addition, regulations adopted by global prudential regulators that are now in effect require certain bank- regulated counterparties and certain of their affiliates to include in “qualified financial contracts,” including many derivatives contracts as well as repurchase agreements and securities lending agreements, terms that delay or restrict the rights of counterparties to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that the bank-regulated counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Acquiring Fund. Changing approaches to regulation may have a negative impact on the securities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords, the market may not react the way the Investment Advisor expects. Whether the Acquiring Fund achieves its investment objective may depend on, among other things, whether the Investment Advisor correctly forecasts market reactions to this and other legislation. In the event the Investment Advisor incorrectly forecasts market reaction, the Acquiring Fund may not achieve its investment objective.

Regulation as a “Commodity Pool.” The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Failure of Futures Commission Merchants and Clearing Organizations. The Acquiring Fund is required to deposit funds to margin open positions in cleared derivative instruments (both futures and swaps) with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by an FCM from its customers are held by an FCM on a commingled basis in an omnibus account and amounts in excess of assets posted to the clearing organization may be invested by an FCM in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any FCM as margin for futures contracts or commodity options may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s FCM. In addition, the assets of the Acquiring Fund posted as margin against both swaps and futures contracts may not be fully protected in the event of the FCM’s bankruptcy.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may have material adverse effects on the Acquiring Fund. For example, the regulatory and tax environment for derivative instruments in which the Acquiring Fund may participate is evolving, and such changes in the regulation or taxation of derivative instruments may have material adverse effects on the value of derivative instruments held by the Acquiring Fund and the ability of the Acquiring Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt interest income, if any. If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

The Biden presidential administration has called for significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Acquiring Fund cannot predict the impact, if any, of these changes to the Acquiring Fund’s business, they could adversely affect the Acquiring Fund’s business, financial condition, operating results and cash flows. Until the Acquiring Fund knows what policy changes are made and how those changes impact the Acquiring Fund’s business and the business of the Acquiring Fund’s competitors over the long term, the Acquiring Fund will not know if, overall, the Acquiring Fund will benefit from them or be negatively affected by them.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The Acquiring Fund cannot predict how any changes in the tax laws might affect its investors or the Acquiring Fund itself. New legislation, U.S. Treasury regulations, administrative interpretations or court decisions, with or without retroactive application, could significantly and negatively affect the Acquiring Fund’s ability to qualify as a RIC or the U.S. federal income tax consequences to its investors and itself of such qualification, or could have other adverse consequences. You are urged to consult with your tax advisor with respect to the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in the Acquiring Fund’s shares.

1940 Act Regulation. The Acquiring Fund is a registered closed-end management investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

LIBOR Risk. The Acquiring Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Acquiring Fund’s investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Acquiring Fund may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Acquiring Fund may also reference LIBOR.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after December 31, 2021, all sterling, euro, Swiss franc and Japanese yen LIBOR settings and the 1-week and 2-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative, and after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. The Acquiring Fund may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), which may also cease to be published. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Acquiring Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Acquiring Fund’s performance or NAV.

Risks Associated with Recent Market Events. Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Disruptions in markets can adversely impact a Fund and its investments. Further, certain local markets have been or may be subject to closures, and there can be no certainty regarding whether trading will continue in any local markets in which a Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which a Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such market. The outbreak could also impair the information technology and other operational systems upon which a Fund’s service providers, including BlackRock, rely, and could otherwise disrupt the ability of employees of a Fund’s service providers to perform critical tasks relating to the Fund. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. In the past, governmental and quasi-governmental authorities and regulators through the world have at times responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect a Fund’s investments. Public health crises caused by the outbreak may exacerbate other preexisting political, social and economic risks in certain countries or globally. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of this outbreak or others and their effects cannot be determined with certainty.

EMU and Redenomination Risk. As the European debt crisis progressed, the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, arose, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Acquiring Fund’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Acquiring Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, illiquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Acquiring Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the European Union (the “EU”) or the European Monetary Union (the “EMU”), continued changes in the balance of political power among and within the branches of the U.S. government, among others, may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide. The coronavirus pandemic has led to illiquidity and volatility in the municipal bond markets and may lead to downgrades in the credit quality of certain municipal issuers.

China and the United States have each recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Acquiring Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The decision made in the British referendum of June 23, 2016 to leave the EU, an event widely referred to as “Brexit,” has led to volatility in the financial markets of the United Kingdom (“UK”) and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. Pursuant to an agreement between the UK and the EU, the UK left the EU on January 31, 2020. The UK and EU have reached an agreement effective January 1, 2021 on the terms of their future trading relationship relating principally to the trading of goods; however, negotiations are ongoing for matters not covered by the agreement, such as the trade of financial services. The longer term economic, legal, political and social framework to be put in place between the UK and the EU remains unclear at this stage and ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets may continue for some time. In particular, the decision made in Brexit may lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This uncertainty may have an adverse effect on the economy generally and on the ability of the Acquiring Fund to execute their strategies and to receive attractive returns. In particular, currency volatility may mean that the returns of the Acquiring Fund and its investments are adversely affected by market movements and may make it more difficult, or more expensive, for the Acquiring Fund to execute prudent currency hedging policies. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of portfolio companies or investments located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Acquiring Fund, its investments or its organization more generally.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. The Acquiring Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Cybersecurity incidents affecting particular companies or industries may adversely affect the economies of particular countries of the world in which the Acquiring Fund invests.

Regulation and Government Intervention Risk. The U.S. Government and the Federal Reserve, as well as certain foreign governments, recently have taken unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, such as implementing stimulus packages, providing liquidity in fixed-income, commercial paper and other markets, and providing tax breaks, among other actions. Such actions may have unintended and adverse consequences, such as causing or contributing to an increased risk of inflation. See “Inflation Risk.” The reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect financial markets generally and reduce the value and liquidity of certain securities. Additionally, with the cessation of certain market support activities, the Acquiring Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates.

Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

In the aftermath of the global financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors. The Acquiring Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Acquiring Fund and its ability to achieve its investment objective.

Investment Company Act Regulations. The Acquiring Fund is a registered closed-end management investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Potential Conflicts of Interest of the Investment Advisor and Others. The investment activities of BlackRock, Inc. (“BlackRock”), the ultimate parent company of the Investment Advisor, and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Acquiring Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Acquiring Fund. Subject to the requirements of the 1940 Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, BlackRock and its Affiliates may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate and it is possible that the Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. BlackRock has adopted policies and procedures designed to address potential conflicts of interests.

Market and Selection Risk. Market risk is the possibility that the market values of securities owned by the Acquiring Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

The prices of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer maturities. Market risk is often greater among certain types of fixed income securities, such as zero-coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Acquiring Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased. The greater the Acquiring Fund’s outstanding commitments for these securities, the greater the Acquiring Fund’s exposure to market price fluctuations.

Selection risk is the risk that the securities that the Acquiring Fund’s management selects will underperform the equity and/or bond market, the market relevant indices or other funds with similar investment objectives and investment strategies.

Defensive Investing Risk. For defensive purposes, the Acquiring Fund may allocate assets into cash or short-term fixed income securities. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing documents.

The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Acquiring Fund’s investment activities to the Investment Advisor, subject to oversight by the Board.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Valuation Risk. The Acquiring Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Acquiring Fund invests are valued at prices that the Acquiring Fund is unable to obtain upon sale due to factors such as incomplete data, market instability or human error. The Investment Advisor may use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. When market quotations are not available, the Investment Advisor may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Acquiring Fund’s investments. Technological issues and/or errors by pricing services or other third-party service providers may also impact the Acquiring Fund’s ability to value its investments and the calculation of the Acquiring Fund’s NAV.

When market quotations are not readily available or are deemed to be inaccurate or unreliable, the Acquiring Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing may require determinations that are inherently subjective and inexact about the value of a security or other asset. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Acquiring Fund is able to obtain upon sale, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Acquiring Fund’s NAV could be adversely affected if the Acquiring Fund’s determinations regarding the fair value of the Acquiring Fund’s investments were materially higher than the values that the Acquiring Fund ultimately realizes upon the disposal of such investments. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. The Acquiring Fund prices its shares daily and therefore all assets, including assets valued at fair value, are valued daily.

Reliance on the Investment Advisor Risk. The Acquiring Fund is dependent upon services and resources provided by the Investment Advisor, and therefore the Investment Advisor’s parent, BlackRock. The Investment Advisor is not required to devote its full time to the business of the Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Investment Advisor will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Investment Advisor could have a material adverse effect on the performance or the continued operation of the Acquiring Fund.

Reliance on Service Providers Risk. The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders.

Information Technology Systems Risk. The Acquiring Fund is dependent on the Investment Advisor for certain management services as well as back-office functions. The Investment Advisor depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Acquiring Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Investment Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Investment Advisor to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Acquiring Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the Investment Advisor and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Acquiring Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Acquiring Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Acquiring Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Acquiring Fund cannot control the cyber security plans and systems put in place by service providers to the Acquiring Fund and issuers in which the Acquiring Fund invests. As a result, the Acquiring Fund or its shareholders could be negatively impacted.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Investment Advisor or the Acquiring Fund’s service providers could cause significant losses to the Acquiring Fund. Employee misconduct may include binding the Acquiring Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Acquiring Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Acquiring Fund’s business prospects or future marketing activities. Despite the Investment Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Advisor will identify or prevent any such misconduct.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Acquiring Fund would likely increase, which would tend to further reduce returns to the common shareholders.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Portfolio Turnover Risk. The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Acquiring Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The charter and bylaws of the Acquiring Fund and Maryland law include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status or to change the composition of the Board.

A DESCRIPTION OF THE FUNDS

MYJ and the Acquiring Fund are each formed as a Maryland corporation pursuant to its charter (the “Charter”) and governed by the laws of the State of Maryland. Each of MYJ and the Acquiring Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and each Fund’s telephone number is (800) 882-0052.

MYJ was formed as a Maryland corporation governed by the laws of the State of Maryland on February 24, 1992, and commenced operations on May 1, 1992.

The Acquiring Fund was formed as a Maryland corporation governed by the laws of the State of Maryland on January 27, 1998, and commenced operations on March 11, 1998.

The Acquiring Fund common shares are listed on the NYSE as “MUJ.” MYJ’s common shares are listed on the NYSE as “MYJ.”

Each of MYJ and the Acquiring Fund has a July 31 fiscal year end.

Each of MYJ and the Acquiring Fund has VRDP Shares outstanding. Each Fund’s VRDP Shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Please see “Information about the Preferred Shares of the Funds” for additional information.

The Board of Directors and Officers

The Board of Directors (the “Board”), of each Fund currently consists of thirteen individuals (each, a “Board Member”), eleven of whom are not “interested persons” of each Fund as defined in the 1940 Act (the “Independent Board Members”). The registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”), one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fixed-Income Complex. The Board Members also oversee as Board members the operations of the other closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships.

Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund.

Name and Year of Birth(1)	Position(s) Held (Length of Service)(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Independent Board Members(2)

Richard E. Cavanagh 1946	Co-Chair of the Board and Board Member (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 102 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Board Member (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 102 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Board Member (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 102 Portfolios	None

Name and Year of Birth(1)	Position(s) Held (Length of Service)(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Cynthia L. Egan 1955	Board Member (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi 1948	Board Member (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	75 RICs consisting of 104 Portfolios	None

Lorenzo A. Flores 1964	Board Member (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	73 RICs consisting of 102 Portfolios	None

Name and Year of Birth(1)	Position(s) Held (Length of Service)(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Stayce D. Harris 1959	Board Member (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	73 RICs consisting of 102 Portfolios	The Boeing Company

J. Phillip Holloman 1955	Board Member (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 102 Portfolios	None

R. Glenn Hubbard 1958	Board Member (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 102 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester 1951	Board Member (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 104 Portfolios	None

Name and Year of Birth(1)	Position(s) Held (Length of Service)(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Catherine A. Lynch 1961	Board Member (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 104 Portfolios	None

Interested Board Members(5)

Robert Fairbairn 1965	Board Member (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None

John M. Perlowski 1964	Board Member (Since 2015), President and Chief Executive Officer (Since 2010	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None

(1)	The address of each Board Member is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(2)

Each Independent Board Member holds office until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. Board Members who are “interested persons,” as defined in the 1940 Act, serve until their successor is elected and qualifies or until their earlier death, resignation, retirement or removal as provided by each Fund’s bylaws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.

(3)

Date shown is the earliest date a person has served for the Funds covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi,

1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Board Members became members of the boards of the closed-end funds in the BlackRock Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(4)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(5)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of each Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Information Pertaining to the Officers

Certain biographical and other information relating to the officers of the Funds who are not Board Members is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served. With the exception of the Chief Compliance Officer (“CCO”), executive officers receive no compensation from the Funds. The Acquiring Fund compensates the CCO for his services as its CCO.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address(1),(2) and Year of Birth	Position(s) Held (Length of Service)	Principal Occupations(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock since 2015; Director of BlackRock from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(1)	The address of each executive officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(2)	Officers of the Funds serve at the pleasure of the Board.

The Investment Advisor

BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. Each Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of the average daily value of its net assets. For purposes of calculating these fees, “net assets” means the total assets of each Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB trusts and the liquidation preference of any outstanding preferred shares).

Each Fund and the Investment Advisor have entered into the Fee Waiver Agreement, pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Investment Advisor or its affiliates that have a contractual fee, through June 30, 2023. In addition, effective December 1, 2019, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds advised by the Investment Advisor or its affiliates, through June 30, 2023. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of each Fund’s Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by each Fund (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

If the Reorganization is consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily net assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund is the same as the annual contractual investment management fee rate for each Fund.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the first quartile and contractual investment management fee rate and actual investment management fee rate over total assets are each expected to be in the first quartile.

There can be no assurance that future expenses of the Combined Fund will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of each Fund is provided in such Fund’s Form N-CSR for such Fund’s most recent fiscal year end available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809 and is a wholly owned subsidiary of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms. As of September 30, 2021, BlackRock’s assets under management were approximately $9.464 trillion. BlackRock has over 25 years of experience managing closed-end products and, as of September 30, 2021, advised a registered closed-end family of 55 exchange-listed active funds with approximately $62.7 billion in assets.

BlackRock is a global leader in investment management, risk management and advisory services for institutional and retail clients. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of September 30, 2021, the firm had approximately 17,959 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

Each of MYJ and the Acquiring Fund is managed by a team of investment professionals comprised Phillip Soccio, CFA, Director at BlackRock, and Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of each Fund’s portfolio, which includes setting each Fund’s overall investment strategy, overseeing the management of each Fund and/or selection of its investments. Messrs. Soccio and Jaeckel have been members of each Fund’s portfolio management team since 2017.

The biography of each portfolio manager of the Funds are set forth below:

Portfolio Manager	Biography
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.

Following the Reorganization, it is expected that the Combined Fund will be managed by a team of investment professionals led by Phillip Soccio, CFA, Theodore R. Jaeckel, Jr., CFA, and Christian Romaglino.

The biography of Mr. Romaglino is set forth below:

Portfolio Manager	Biography
Christian Romaglino	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager at Brown Brothers Harriman from 2007 to 2017.

Other Service Providers

The professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds
Accounting Agent	State Street Bank and Trust Company
Custodian	State Street Bank and Trust Company
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Liquidity Provider to Acquiring Fund VRDP Shares	Bank of America, N.A.
Remarketing Agent to Acquiring Fund VRDP Shares	BofA Securities, Inc.
Liquidity Provider MYJ VRDP Shares	Wells Fargo Bank, N.A.

Service	Service Providers to the Funds
Remarketing Agent to MYJ VRDP Shares	Wells Fargo Securities, LLC
Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon
Independent Registered Public Accounting Firm	Deloitte & Touche LLP
Fund Counsel	Willkie Farr & Gallagher LLP
Counsel to the Independent Board Members	Stradley Ronon Stevens & Young, LLP

It is not anticipated that the Reorganization will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganization, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Accounting Agent

State Street Bank and Trust Company provides certain administration and accounting services to the Funds pursuant to an Administration and Fund Accounting Services Agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street Bank and Trust Company provides the Funds with, among other things, customary fund accounting services, including computing each Fund’s NAV and maintaining books, records and other documents relating to each Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Funds with regulatory filings, tax compliance and other oversight activities. For these and other services it provides to the Funds, State Street Bank and Trust Company is paid a monthly fee from the Funds at an annual rate ranging from 0.0075% to 0.015% of each Fund’s managed assets, along with an annual fixed fee ranging from $0 to $10,000 for the services it provides to the Funds.

Custody of Assets

The custodian of the assets of each Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, serves as each Fund’s transfer agent with respect to such Fund’s common shares.

VRDP Shares Liquidity Providers

Wells Fargo Bank, N.A. (“Wells Fargo”), Charlotte, North Carolina 28202, serves as the liquidity provider for the MYJ VRDP Shares. Bank of America, N.A (“BofA”). New York, New York 10036, serves as the liquidity provider for the Acquiring Fund VRDP Shares.

VRDP Shares Remarketing Agents

Wells Fargo Securities, LLC, Charlotte, North Carolina 28202, serves as the remarketing agent for the MYJ VRDP Shares. BofA Securities Inc. New York, New York 10036, serves as the remarketing agent for the Acquiring Fund VRDP Shares.

VRDP Shares Tender and Paying Agent

The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent and redemption price disbursing agent with respect to each Fund’s VRDP Shares and will serve in such capacity in connection with the VRDP Shares of the Combined Fund.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objective and Policies

The Acquiring Fund’s investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes. The investment objective of the Acquiring Fund is a fundamental policy that may not be changed without a vote of a majority of the Acquiring Fund’s outstanding voting securities.

The Acquiring Fund seeks to achieve its investment objective by investing primarily in a portfolio of MUJ New Jersey Municipal Bonds. The Acquiring Fund invests substantially all (at least 80%) of its assets in MUJ New Jersey Municipal Bonds, except at times when the Investment Advisor considers that MUJ New Jersey Municipal Bonds of sufficient quantity and quality are unavailable at suitable prices. To the extent that the Investment Advisor considers that suitable MUJ New Jersey Municipal Bonds are not available for investment, the Acquiring Fund may purchase MUJ Municipal Bonds. The Acquiring Fund may invest directly in such securities or synthetically through the use of derivatives. The Acquiring Fund will maintain at least 80% of its assets in MUJ New Jersey Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. Under normal circumstances, at least 80% of the Acquiring Fund’s assets will be invested in municipal obligations with remaining maturities of one year or more. There can be no assurance that the Acquiring Fund’s investment objective will be realized.

Ordinarily, the Acquiring Fund does not intend to realize significant investment income subject to federal income tax and New Jersey personal income taxes. The Acquiring Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Acquiring Fund to a federal alternative minimum tax.

The Acquiring Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Acquiring Fund nevertheless believes such securities pay interest or distributions that are exempt from federal income taxation (“MUJ Non-Municipal Tax-Exempt Securities”). MUJ Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in MUJ New Jersey Municipal Bonds and MUJ Municipal Bonds, to the extent such investments are permitted by the 1940 Act. Other MUJ Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term MUJ New Jersey Municipal Bonds or Municipal Bonds. Certain MUJ Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of the Acquiring Fund’s investment objective and policies, MUJ Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes and New Jersey personal income taxes will be considered “MUJ New Jersey Municipal Bonds” and MUJ Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes will be considered “MUJ Municipal Bonds.”

The Acquiring Fund invests in investment grade MUJ New Jersey Municipal Bonds and MUJ Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by the Investment Advisor. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, P-1 through P-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and P-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of MUJ New Jersey Municipal Bonds and MUJ Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the portfolio insurance as well as the nature of any letters of credit or similar credit enhancement to which particular MUJ New Jersey Municipal Bonds and MUJ Municipal Bonds are entitled and the creditworthiness of the insurance company or financial institution that provided such insurance or credit enhancements. Insurance is expected to protect the Acquiring Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Acquiring Fund cannot be certain that any insurance company does not make these payments. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.

The Acquiring Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Investment Advisor to be of comparable quality, at the time of purchase, subject to the Acquiring Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

The Acquiring Fund may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Acquiring Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon SIFMA or some other appropriate interest rate adjustment index. VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. Participating VRDOs provide the Acquiring Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days’ notice, not to exceed seven days.

The average maturity of the Acquiring Fund’s portfolio securities varies based upon the Investment Advisor’s assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company such as the Acquiring Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as that used by the Acquiring Fund.

The Acquiring Fund invests primarily in long-term MUJ New Jersey Municipal Bonds and MUJ Municipal Bonds with a maturity of more than ten years. However, the Acquiring Fund may also invest in intermediate-term MUJ New Jersey Municipal Bonds and MUJ Municipal Bonds with a maturity of between three years and ten years. The Acquiring Fund may also invest in short-term tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Investments in such short-term securities or cash will not exceed 20% of the Acquiring Fund’s total assets, except during interim periods pending investment of the net proceeds from public offerings of the Acquiring Fund’s securities or in anticipation of the repurchase or redemption of the Acquiring Fund’s securities and temporary periods when, in the opinion of the Investment Advisor, prevailing market or economic conditions warrant. The Acquiring Fund does not ordinarily intend to realize significant interest income that is subject to federal income tax and New Jersey personal income taxes.

The Acquiring Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon.

Description of Municipal Bonds

Set forth below is a detailed description of the MUJ Municipal Bonds in which the Acquiring Fund invests. Information with respect to ratings assigned to tax-exempt obligations that the Acquiring Fund may purchase is set forth in Appendix D. Obligations are included within the term MUJ Municipal Bonds if the interest paid thereon is excluded from gross income for federal income tax purposes in the opinion of bond counsel to the issuer.

MUJ Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute MUJ Municipal Bonds. The interest on MUJ Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of MUJ Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds. MUJ Municipal Bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. MUJ Municipal Bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. MUJ Municipal Bonds may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. MUJ Municipal Bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

The MUJ Municipal Bonds in which the Acquiring Fund invests pay interest or income that, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax. The Investment Advisor does not conduct its own analysis of the tax status of the interest paid by MUJ Municipal Bonds held by the Acquiring Fund, but will rely on the opinion of counsel to the issuer of each such instrument. The Acquiring Fund may also invest in MUJ Municipal Bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular Federal income tax. In addition to the types of MUJ Municipal Bonds described in this Proxy Statement, the Acquiring Fund may invest in other securities that pay interest or income that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Acquiring Fund treats all of such tax-exempt securities as MUJ Municipal Bonds.

The yields on MUJ Municipal Bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the MUJ Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of MUJ Municipal Bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Acquiring Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Acquiring Fund’s common shares.

General Obligation Bonds. General obligation bonds are typically secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Acquiring Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

PABs. The Acquiring Fund may purchase MUJ Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the federal alternative minimum tax and may impact the overall tax liability of certain investors in the Acquiring Fund. PABs, formerly referred to as industrial development bonds, are issued by, or on behalf of, states, municipalities or public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of PABs, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute MUJ Municipal Bonds, although the federal tax laws may place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. MUJ Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations. Also included within the general category of MUJ Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to issue lease obligations. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Acquiring Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the NAV of the Acquiring Fund. Issuers of municipal lease obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Acquiring Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses and adversely affect the NAV of the Acquiring Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Acquiring Fund would not have the right to take possession of the assets. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies. In addition, the Acquiring Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income.

Zero-Coupon Bonds. MUJ Municipal Bonds may include zero-coupon bonds. Zero-coupon bonds are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon bond is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero-coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero-coupon bonds are more exposed to interest rate risk than shorter term zero-coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero-coupon bonds may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero-coupon bonds.

In addition to the above-described risks, there are certain other risks related to investing in zero-coupon bonds. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.

However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Indexed and Inverse Floating Rate Securities. The Acquiring Fund may invest in MUJ Municipal Bonds (and MUJ Non-Municipal Tax-Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Acquiring Fund may invest in MUJ Municipal Bonds that pay interest based on an index of MUJ Municipal Bond interest rates. The principal amount payable upon maturity of certain MUJ Municipal Bonds also may be based on the value of the index. To the extent the Acquiring Fund invests in these types of MUJ Municipal Bonds, the Acquiring Fund’s return on such MUJ Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the MUJ Municipal Bonds may also be based on relative changes among particular indices. Also, the Acquiring Fund may invest in so-called “inverse floating rate bonds” or “residual interest bonds” on which the interest rates vary inversely with a short-term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Acquiring Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax-exempt securities. To seek to limit the volatility of these securities, the Acquiring Fund may purchase inverse floating rate bonds with shorter-term maturities or limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. See “The Acquiring Fund’s Investments—Leverage—Tender Option Bond Transactions.”

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. The Acquiring Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Acquiring Fund may also purchase or sell securities on a delayed delivery basis. The Acquiring Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Acquiring Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Acquiring Fund enters into the commitment and the value of the securities will thereafter be reflected in the Acquiring Fund’s NAV. The Acquiring Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. At the time the Acquiring Fund enters into a transaction on a when-issued basis, it will segregate or designate on its books and records cash or liquid assets with a value not less than the value of the when-issued securities.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Acquiring Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Acquiring Fund’s purchase price. The Acquiring Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, the Acquiring Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Acquiring Fund on the settlement date. In these cases the Acquiring Fund may realize a taxable capital gain or loss.

When the Acquiring Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Acquiring Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Acquiring Fund starting on the day the Acquiring Fund agrees to purchase the securities. The Acquiring Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Call Rights. The Acquiring Fund may purchase a MUJ Municipal Bond issuer’s right to call all or a portion of such MUJ Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related MUJ Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related MUJ Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related MUJ Municipal Bond is identical to holding a MUJ Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

Yields. Yields on MUJ Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the MUJ Municipal Bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Acquiring Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Acquiring Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding MUJ Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of MUJ Municipal Bonds and the obligations of the issuer of such MUJ Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

“High Yield” or “Junk” Bonds. The Acquiring Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to the Acquiring Fund’s other investment policies. Information with respect to ratings assigned to tax-exempt obligations that the Acquiring Fund may purchase is set forth in Appendix D. MUJ Municipal Bonds of below investment grade quality (“Ba/BB” or below) are commonly known as “junk bonds.” Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Strategic Transactions

The Acquiring Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These Strategic Transactions may be used for duration management and other risk management purposes, subject to the Acquiring Fund’s investment restrictions. While the Acquiring Fund’s use of Strategic Transactions is intended to reduce the volatility of the net asset value of the Acquiring Fund’s Common Shares, the net asset value of the Acquiring Fund’s Common Shares will fluctuate. No assurance can be given that the Acquiring Fund’s Strategic Transactions will be effective.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of the Acquiring Fund to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject the Acquiring Fund to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, the Acquiring Fund’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Acquiring Fund’s portfolio. The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. In addition, because of the leveraged nature of the Common Shares, Strategic Transactions will result in a larger impact on the net asset value of the Common Shares than would be the case if the Common Shares were not leveraged. Furthermore, the Acquiring Fund may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

Inasmuch as any obligations of the Acquiring Fund that arise from the use of Strategic Transactions will be covered by segregated or earmarked liquid assets or offsetting transactions, the Acquiring Fund and the Investment Advisor believe such obligations do not constitute senior securities and, accordingly, will not treat such transactions as being subject to its borrowing restrictions. Additionally, segregated or earmarked liquid assets, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes. For so long as the VRDP Shares are rated by a rating agency, the Acquiring Fund’s use of options and certain financial futures and options thereon will be subject to such rating agency’s guidelines and limitations on such transactions. In order to maintain ratings on the VRDP Shares from one or more rating agencies, the Acquiring Fund may be required to limit its use of Strategic Transactions in accordance with the specified guidelines of the applicable rating agencies.

Certain federal income tax requirements may restrict or affect the ability of the Acquiring Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Put and Call Options on Securities and Indices. The Acquiring Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Acquiring Fund may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Acquiring Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Acquiring Fund against an increase in the price of a security that it intended to purchase in the future.

Writing Covered Call Options. The Acquiring Fund is authorized to write (i.e., sell) covered call options with respect to municipal bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Acquiring Fund at the stated exercise price until the option expires. The Acquiring Fund writes only covered call options, which means that so long as the Acquiring Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option.

The Acquiring Fund receives a premium from writing a call option, which increases the Acquiring Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Acquiring Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Acquiring Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Acquiring Fund may engage in closing transactions in order to terminate outstanding options that it has written.

Additional Information About Options. The Acquiring Fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Office of the Comptroller of the Currency (“OCC”) to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Acquiring Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Acquiring Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Acquiring Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC options and assets used to cover OTC options written by the Acquiring Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

The Acquiring Fund may engage in options and futures transactions on exchanges and options in the over- the-counter markets. The Acquiring Fund will only enter into OTC options with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Financial Futures Transactions and Options. The Acquiring Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Acquiring Fund’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Acquiring Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Acquiring Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Acquiring Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. The Acquiring Fund may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.

The Acquiring Fund also may engage in other futures contracts transactions such as futures contracts on municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and municipal bonds in which the Acquiring Fund invests to make such hedging appropriate.

Futures Strategies. The Acquiring Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Acquiring Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Acquiring Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Acquiring Fund’s investments that are being hedged. While the Acquiring Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Acquiring Fund’s investments being hedged. In addition, the ability of the Acquiring Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Acquiring Fund. Employing futures as a hedge also may permit the Acquiring Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Acquiring Fund intends to purchase a security, the Acquiring Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and the futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Acquiring Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Acquiring Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Acquiring Fund may purchase a call option on a futures contract to hedge against a market advance when the Acquiring Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Acquiring Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Acquiring Fund may purchase a put option on a futures contract to hedge the Acquiring Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Acquiring Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Interest Rate Swap Transactions. In order to seek to hedge the value of the Acquiring Fund against interest rate fluctuations, to hedge against increases in the Acquiring Fund’s costs associated with the dividend payments on any preferred shares, including the VRDP Shares, or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). To the extent that the Acquiring Fund enters into these transactions, the Acquiring Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Acquiring Fund also may invest in MMD Swaps and SIFMA Swaps to seek to enhance return or gain or to increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

The Acquiring Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by the Acquiring Fund and increase the Acquiring Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate municipal bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

The Acquiring Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Acquiring Fund can create a synthetic long or short position, allowing the Acquiring Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Acquiring Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Acquiring Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Acquiring Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Acquiring Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect the Acquiring Fund’s performance.

The Acquiring Fund has no obligation to enter into SIFMA Swaps or MMD Swaps and may elect not to do so. The net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Acquiring Fund will segregate or designate on its books and records liquid assets having an aggregate net asset value at least equal to the accrued excess.

If there is a default by the other party to an uncleared interest rate swap transaction, generally the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guarantee the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to the Acquiring Fund or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. Certain U.S. federal income tax requirements may limit the Acquiring Fund’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Counterparty Credit Standards. To the extent that the Acquiring Fund engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Acquiring Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Acquiring Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Investment Advisor will seek to minimize the Acquiring Fund’s exposure to counterparty risk by entering into such transactions with counterparties the Investment Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require the Acquiring Fund to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Other Investment Policies

The Acquiring Fund has adopted certain other policies as set forth below.

Index and Inverse Securities

The Acquiring Fund may invest in MUJ New Jersey Municipal Bonds and MUJ Municipal Bonds yielding a return based on a particular index of value or interest rates. Also, the Acquiring Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Acquiring Fund may purchase synthetically-created inverse floating obligations evidenced by custodial or trust receipts.

Call Rights

The Acquiring Fund may purchase a MUJ New Jersey Municipal Bond or MUJ Municipal Bond issuer’s rights to call all or a portion of such MUJ New Jersey Municipal Bond or MUJ Municipal Bond for mandatory tender for purchase (a “call right”).

Repurchase Agreements

The Acquiring Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities or an affiliate thereof. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited.

In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

Leverage

The Acquiring Fund currently leverages its assets through the use of VRDP Shares and TOB Residuals. The Acquiring Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Acquiring Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Acquiring Fund’s investment objective and policies. The Acquiring Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Acquiring Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.

The use of leverage can create risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of the Acquiring Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of the Acquiring Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Acquiring Fund did not utilize leverage. A reduction in the Acquiring Fund’s NAV may cause a reduction in the market price of its shares. During periods in which the Acquiring Fund is using leverage, the fee paid to the Investment Advisor for advisory services will be higher than if the Acquiring Fund did not use leverage, because the fees paid will be calculated on the basis of the Acquiring Fund’s assets including the proceeds from leverage. Any leveraging strategy the Acquiring Fund employs may not be successful. See “Risks—Leverage Risk.” See “Risks—Tender Option Bond Risk” for details about the risks associated with the Acquiring Fund’s use of TOB Residuals.

Certain types of leverage the Acquiring Fund may use may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Acquiring Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with its investment objective and policies if the Acquiring Fund were to utilize leverage.

Under the 1940 Act, the Acquiring Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Acquiring Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Acquiring Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, the Acquiring Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Acquiring Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Acquiring Fund.

Effects of Leverage

Assuming that leverage will represent approximately 38.3% of the Combined Fund’s total managed assets and that the Combined Fund will bear expenses relating to that leverage at an average annual rate of 0.87%, the income generated by the Combined Fund’s portfolio (net of estimated expenses) must exceed 0.33% in order to cover the expenses specifically related to the Combined Fund’s estimated use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Combined Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Combined Fund. The table further reflects the use of leverage representing 38.3% of the Combined Fund’s total managed assets and the Combined Fund’s currently projected annual leverage expenses of 0.87%.

Assumed Portfolio Total Return (net of expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(16.8)%	(8.7)%	(0.5)%	7.6%	15.7%

Common Share total return is composed of two elements: the Common Share dividends paid by the Combined Fund (the amount of which is largely determined by the net investment income of the Combined Fund) and gains or losses on the value of the securities the Combined Fund owns. As required by SEC rules, the table assumes that the Combined Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Combined Fund receives on its municipal bonds investments is entirely offset by losses in the value of those securities.

Preferred Shares

The Acquiring Fund has leveraged its portfolio by issuing VRDP Shares. Under the 1940 Act, the Acquiring Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Acquiring Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Acquiring Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Acquiring Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Acquiring Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value. Please see “Information about the Preferred Shares of the Funds” for a description of the Acquiring Fund’s VRDP Shares.

For tax purposes, the Acquiring Fund is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, the Acquiring Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the common shareholders, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the common shareholders, the advantage of the Acquiring Fund’s leveraged structure to common shareholders will be reduced.

Tender Option Bonds

The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third-party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. The Fund may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third-party TOBs Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. The Acquiring Fund contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If the Acquiring Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other registered investment companies advised by the Investor Advisor or its affiliates (“BlackRock-advised Funds”) may contribute municipal bonds to a TOB Trust into which the Acquiring Fund has contributed municipal bonds. If multiple BlackRock-advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by the Acquiring Fund generally provide the Acquiring Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Acquiring Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a tender option bond transaction, in effect, creates exposure for the Acquiring Fund to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by the Acquiring Fund that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within the Acquiring Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

The Acquiring Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. When the Acquiring Fund invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, MUJ Municipal Bonds of the Acquiring Fund that are deposited into a TOB Trust are investments of the Acquiring Fund and are presented on the Acquiring Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Acquiring Fund’s Statement of Assets and Liabilities. Interest income from the underlying MUJ Municipal Bonds is recorded by the Acquiring Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of the Acquiring Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by the Acquiring Fund may be presented as loans of the Acquiring Fund in the Acquiring Fund’s financial statements even if there is no recourse to the Acquiring Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

The use of TOB Residuals will require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, the Acquiring Fund that are not owned by the Acquiring Fund. The use of TOB Residuals may also require the Acquiring Fund to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. The Acquiring Fund reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

See “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk” for a description of the risks involved with a TOB issuer.

Credit Facility

The Acquiring Fund is permitted to leverage its portfolio by entering into one or more credit facilities. If the Acquiring Fund enters into a credit facility, the Acquiring Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Acquiring Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Acquiring Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Acquiring Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Acquiring Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Acquiring Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Acquiring Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Derivatives

The Acquiring Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Acquiring Fund may enter into and the risks associated with them are described elsewhere in this Proxy Statement and are also referred to as “Strategic Transactions.” The Acquiring Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares.

To the extent the terms of such transactions obligate the Acquiring Fund to make payments, the Acquiring Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Acquiring Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Acquiring Fund under the terms of such transactions is represented by the notional amounts of such investments, the Acquiring Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Acquiring Fund under the terms of such transactions is represented by the market value of the Acquiring Fund’s current obligations, the Acquiring Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Acquiring Fund to deliver particular securities to extinguish the Acquiring Fund’s obligations under such transactions the Acquiring Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Acquiring Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Acquiring Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the Acquiring Fund’s limitations on borrowings discussed above, but may create leverage for the Acquiring Fund. To the extent that the Acquiring Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in the Acquiring Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Effective August 19, 2022, these requirements will be replaced by the requirements under the newly adopted Rule 18f-4 as described in this prospectus. See “Risks—Strategic Transactions and Derivatives.”

Temporary Borrowings

The Acquiring Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Acquiring Fund securities.

Investment Restrictions

Each Fund has adopted certain investment restrictions that are “fundamental,” meaning such investment restrictions cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. Each Fund has also adopted certain non-fundamental investment restrictions. The investment restrictions of the Funds are similar, although there are some differences, and are set forth in Appendix B to this Proxy Statement.

Each Fund’s VRDP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, each Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. Each Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. Each Fund is also subject to certain covenants and requirements under the terms of the VRDP Shares and related documents, including the terms of the liquidity facility supporting the VRDP Shares. Such requirements may be more restrictive than the restrictions set forth above. Each Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective. Please see “Information about the Preferred Shares of the Funds” for additional information.

THE TARGET FUND’S INVESTMENT OBJECTIVES AND POLICIES

MYJ’s Investment Objectives and Policies

Investment Objective and Policies

MYJ’s investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management.

MYJ seeks to achieve its investment objective by investing at least 80% of an aggregate of MYJ’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of MJY New Jersey Municipal Bonds. MYJ also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for U.S. federal income tax purposes but is not exempt from gross income for New Jersey personal income tax purposes (“MYJ Municipal Bonds”). Unless otherwise noted, the term “MYJ Municipal Bonds” also includes MYJ New Jersey Municipal Bonds. MYJ may invest directly in such securities or synthetically through the use of derivatives. MYJ typically invests at least 80% of its total assets in MYJ New Jersey Municipal Bonds. MYJ’s investment objective and its policy of investing at least 80% of an aggregate of MYJ’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in MYJ New Jersey Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of MYJ (as defined in the 1940 Act). There can be no assurance that MYJ’s investment objective will be realized.

MYJ may invest in certain PABs (in general, bonds that benefit non-governmental entities) that may subject certain investors in MYJ to an alternative minimum tax. The percentage of MYJ’s total assets invested in PABs will vary from time to time.

Under normal market conditions, MYJ expects to invest primarily in a portfolio of long-term MYJ Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated within the four highest quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB), or are considered by the Investment Advisor to be of comparable quality, at the time of investment. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of MYJ Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular MYJ Municipal Bonds are entitled and the creditworthiness of the financial institution which provided such credit enhancement. Insurance is expected to protect MYJ against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect MYJ or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which MYJ may invest.

MYJ may invest up to 20% of its total assets in securities rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Investment Advisor to be of comparable quality, at time of purchase. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which MYJ may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded MYJ’s initial investment in such security. In the event that MYJ disposes of a portfolio security subsequent to its being downgraded, MYJ may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of MYJ’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. MYJ’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as MYJ, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as MYJ.

For temporary periods or to provide liquidity, MYJ has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, MYJ reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. MYJ also may invest in VRDOs and VRDOs in the form of Participating VRDOs in variable rate tax-exempt obligations held by a financial institution. See “—Other Investment Policies.” MYJ’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of MYJ without the approval of MYJ’s stockholders. MYJ is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

MYJ may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if MYJ receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from New Jersey personal income tax (“MYJ Non-Municipal Tax-Exempt Securities”). MYJ Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term MYJ Municipal Bonds. MYJ Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in MYJ Municipal Bonds, to the extent such investments are permitted by MYJ’s investment restrictions and applicable law. MYJ Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in MYJ Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

MYJ ordinarily does not intend to realize significant investment income not exempt from regular U.S. federal income tax and New Jersey personal income tax. From time to time, MYJ may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of MYJ Municipal Bonds for investment by MYJ.

MYJ may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivatives may be used for duration management and other risk management purposes, subject to MYJ’s investment restrictions.

Description of Municipal Bonds

See “The Acquiring Fund’s Investments—Description of Municipal Bonds” for additional information regarding the types of MYJ Municipal Bonds in which MYJ invests.

Leverage

MYJ may utilize leverage to seek to enhance the yield and net asset value of its Common Shares. However, this objective cannot be achieved in all interest rate environments. MYJ currently leverages its assets through the use of VRDP Shares and tender option bonds.

Under the 1940 Act, MYJ is permitted to issue debt up to 33 1/3% of its managed assets (50% of its net assets) or preferred equity securities up to 50% of its managed assets (100% of its net assets). MYJ may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, MYJ may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the VRDP Shares’ governing instruments, counterparties or by agencies rating the VRDP Shares, which may be more stringent than those imposed by the 1940 Act.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by MYJ on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of MYJ (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, MYJ’s common stockholders can benefit from incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to common stockholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value.

However, in order to benefit common stockholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed MYJ’s return on assets purchased with leverage proceeds, income to common stockholders will be lower than if MYJ had not used leverage. Furthermore, the value of MYJ’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of MYJ’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence MYJ’s net asset value positively or negatively.

Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that MYJ’s leveraging strategy will be successful.

Leverage also will generally cause greater changes in MYJ’s net asset value, market price and dividend rate than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of MYJ’s Common Shares than if MYJ were not leveraged. In addition, MYJ may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause MEN to incur losses. The use of leverage may limit MYJ’s ability to invest in certain types of securities or use certain types of hedging strategies. MYJ will incur expenses in connection with the use of leverage, all of which are borne by common stockholders and may reduce income to the Common Shares. During periods in which MYJ is using leverage, the fees paid to the Investment Advisor for advisory services will be higher than if MYJ did not use leverage, because the fees paid will be calculated on the basis of MYJ’s total managed assets, which includes the proceeds from leverage. MYJ’s leveraging strategy may not be successful.

There can be no assurance MYJ will be able to continue to use leverage through the use of preferred shares, tender option bonds or otherwise during periods of instability or illiquidity in the debt markets, during periods of high short-term interest rates or due to other adverse market conditions, because MYJ may not be able to enter into tender option bond transactions or use other forms of leverage during such periods. There can be no assurance that MYJ’s leverage strategy will be successful. The use of leverage can create risks.

Preferred Shares. MYJ has leveraged its portfolio by issuing VRDP Shares. Under the 1940 Act, MYJ is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of MYJ’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of MYJ’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, MYJ would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of MYJ’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

For tax purposes, MYJ is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its Common Shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, MYJ will likely have to pay higher total dividends to preferred stockholders or make special payments to preferred stockholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the holders of Common Shares, but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred stockholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the holders of Common Shares, the advantage of MYJ’s leveraged structure to holders of Common Shares will be reduced.

Tender Option Bonds. MYJ currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which MYJ will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by MYJ. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third-party investors, and TOB Residuals, which are generally issued to the funds(s) that transferred municipal bonds to the TOB Trust. MYJ may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from the TOBs Liquidity Provider which allows holders to tender their position at par (plus accrued interest). MYJ, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. MYJ contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If MYJ ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-advised Funds”) may contribute municipal bonds to a TOB Trust into which MYJ has contributed municipal bonds. If multiple BlackRock-advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and MYJ, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by MYJ generally provide MYJ with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, MYJ may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a tender option bond transaction, in effect, creates exposure for MYJ to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by MYJ that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within MYJ (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

MYJ may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to MYJ’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of MYJ upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., MYJ) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

MYJ may invest in a TOB Trust on either a non-recourse or recourse basis. When MYJ invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If MYJ invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which MYJ is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if MYJ invests in a recourse TOB Trust, MYJ will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, MYJ Municipal Bonds of MYJ that are deposited into a TOB Trust are investments of MYJ and are presented on MYJ’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in MYJ’s Statement of Assets and Liabilities. Interest income from the underlying MYJ Municipal Bonds is recorded by MYJ on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of MYJ. In addition, under accounting rules, loans made to a TOB Trust sponsored by MYJ may be presented as loans of MYJ in MYJ’s financial statements even if there is no recourse to MYJ’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

The use of TOB Residuals will require MYJ to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, MYJ that are not owned by MYJ. The use of TOB Residuals may also require MYJ to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. MYJ reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit MYJ’s ability to enter into or manage TOB Trust transactions.

Reverse Repurchase Agreements. MYJ may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by MYJ with an agreement by MYJ to repurchase the securities at an agreed upon price, date and interest payment. At the time MYJ enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If MYJ establishes and maintains such a segregated account, or earmarks such assets as described, a reverse repurchase agreement will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by MYJ; however, under certain circumstances in which MYJ does not establish and maintain such a segregated account, or earmark such assets on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of MYJ’s limitation on borrowings discussed above. The use by MYJ of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities MYJ has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by MYJ in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce MYJ’s obligation to repurchase the securities and MYJ’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, MYJ would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

MYJ also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of MYJ’s repurchase of the underlying security.

Dollar Roll Transactions. MYJ may enter into “dollar roll” transactions. In a dollar roll transaction, MYJ sells a mortgage related or other security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll transaction can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which MYJ pledges a mortgage related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which MYJ enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by MYJ, but rather only securities which are “substantially identical,” which generally means that the securities repurchased will bear the same interest rate and a similar maturity as those sold, but the pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

During the period between the sale and repurchase, MYJ will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for MYJ and the income from these investments will generate income for MYJ. If such income does not exceed the income, capital appreciation and gain that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of MYJ compared with what the performance would have been without the use of dollar rolls.

At the time MYJ enters into a dollar roll transaction, it may establish and maintain a segregated account with the custodian containing cash and/or liquid assets having a value not less than the repurchase price (including accrued interest). If MYJ establishes and maintains such a segregated account, or earmarks such assets as described, a dollar roll transaction will not be considered a senior security under the 1940 Act and therefore will not be considered a borrowing by MYJ; however, under certain circumstances in which MYJ does not establish and maintain such a segregated account, or earmark such assets on its books and records, such dollar roll transaction will be considered a borrowing for the purpose of MYJ’s limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities MYJ is required to purchase may decline below the agreed upon repurchase price of those securities. MYJ’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments. There is no assurances that dollar rolls can be successfully employed.

Derivatives. MYJ may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that MYJ may enter into are also referred to as “Strategic Transactions.” MYJ cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its Common Shares.

To the extent the terms of such transactions obligate MYJ to make payments, MYJ may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by MYJ under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by MYJ under the terms of such transactions is represented by the notional amounts of such investments, MYJ would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by MYJ under the terms of such transactions is represented by the market value of MYJ’s current obligations, MYJ would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate MYJ to deliver particular securities to extinguish MYJ’s obligations under such transactions MYJ may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide MYJ with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, MYJ’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the

1940 Act, or considered borrowings subject to MYJ’s limitations on borrowings discussed above, but may create leverage for MYJ. To the extent that MYJ’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in MYJ maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Temporary Borrowings. MYJ may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of MYJ’s total assets.

Strategic Transactions

MYJ may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These Strategic Transactions may be used for duration management and other risk management purposes, subject to MYJ’s investment restrictions. While MYJ’s use of Strategic Transactions is intended to reduce the volatility of the net asset value of MYJ’s Common Shares, the net asset value of MYJ’s Common Shares will fluctuate. No assurance can be given that MYJ’s Strategic Transactions will be effective.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of MYJ to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject MYJ to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, MYJ’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to MYJ’s portfolio. MYJ is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require MYJ to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation MYJ can realize on an investment or may cause MYJ to hold a security that it might otherwise sell. In addition, because of the leveraged nature of the Common Shares, Strategic Transactions will result in a larger impact on the net asset value of the Common Shares than would be the case if the Common Shares were not leveraged. Furthermore, MYJ may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

Inasmuch as any obligations of MYJ that arise from the use of Strategic Transactions will be covered by segregated or earmarked liquid assets or offsetting transactions, MYJ and the Investment Advisor believe such obligations do not constitute senior securities and, accordingly, will not treat such transactions as being subject to its borrowing restrictions. Additionally, segregated or earmarked liquid assets, amounts paid by MYJ as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to MYJ for investment purposes.

For so long as the VRDP Shares are rated by a rating agency, MYJ’s use of options and certain financial futures and options thereon will be subject to such rating agency’s guidelines and limitations on such transactions. In order to maintain ratings on the VRDP Shares from one or more rating agencies, MYJ may be required to limit its use of Strategic Transactions in accordance with the specified guidelines of the applicable rating agencies.

Certain federal income tax requirements may restrict or affect the ability of MYJ to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Put and Call Options on Securities and Indices. MYJ may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. MYJ may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect MYJ’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect MYJ against an increase in the price of a security that it intended to purchase in the future.

Writing Covered Call Options. MYJ is authorized to write (i.e., sell) covered call options with respect to MYJ Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from MYJ at the stated exercise price until the option expires. MYJ writes only covered call options, which means that so long as MYJ is obligated as the writer of a call option, it will own the underlying securities subject to the option.

MYJ receives a premium from writing a call option, which increases MYJ’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, MYJ limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as MYJ’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. MYJ may engage in closing transactions in order to terminate outstanding options that it has written.

Additional Information About Options. MYJ’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with MYJ. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between MYJ and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, MYJ would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC options and assets used to cover OTC options written by MYJ are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

MYJ may engage in options and futures transactions on exchanges and options in the over- the-counter markets. MYJ will only enter into OTC options with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Financial Futures Transactions and Options. MYJ is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance MYJ’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with MYJ’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, MYJ may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

MYJ may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association Certificates and three-month U.S. Treasury bills. MYJ may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.

MYJ also may engage in other futures contracts transactions such as futures contracts on municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and the MYJ Municipal Bonds in which MYJ invests to make such hedging appropriate.

Futures Strategies. MYJ may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of MYJ’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of MYJ’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of MYJ’s investments that are being hedged. While MYJ will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of MYJ’s investments being hedged. In addition, the ability of MYJ to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to MYJ. Employing futures as a hedge also may permit MYJ to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When MYJ intends to purchase a security, MYJ may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and the futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by MYJ. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. MYJ may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, MYJ may purchase a call option on a futures contract to hedge against a market advance when MYJ is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities, which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, MYJ will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in MYJ’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. MYJ may purchase a put option on a futures contract to hedge MYJ’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities, which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, MYJ will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which MYJ intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC Derivatives, or (ii) markets itself as providing investment exposure to such instruments. To the extent MYJ uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of MYJ.

Interest Rate Swap Transactions. In order to seek to hedge the value of MYJ against interest rate fluctuations, to hedge against increases in MYJ’s costs associated with the dividend payments on any preferred shares, including the VRDP Shares, or to seek to increase MYJ’s return, MYJ may enter into interest rate swap transactions such as MMD Swaps or SIFMA Swaps. To the extent that MYJ enters into these transactions, MYJ expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities MYJ anticipates purchasing at a later date. MYJ may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, MYJ also may invest in MMD Swaps and SIFMA Swaps to seek to enhance return or gain or to increase MYJ’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

MYJ may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, MYJ exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by MYJ and increase MYJ’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate MYJ Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

MYJ may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits MYJ to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, MYJ can create a synthetic long or short position, allowing MYJ to select the most attractive part of the yield curve. An MMD Swap is a contract between MYJ and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if MYJ buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to MYJ equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, MYJ will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by MYJ, which would cause MYJ to make payments to its counterparty in the transaction that could adversely affect MYJ’s performance.

MYJ has no obligation to enter into SIFMA Swaps or MMD Swaps and may elect not to do so. The net amount of the excess, if any, of MYJ’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and MYJ will segregate or designate on its books and records liquid assets having an aggregate net asset value at least equal to the accrued excess.

If there is a default by the other party to an uncleared interest rate swap transaction, generally MYJ will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guarantee the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to MYJ or that MYJ would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or MYJ’s clearing broker. Certain U.S. federal income tax requirements may limit MYJ’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to stockholders.

Counterparty Credit Standards. To the extent that MYJ engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, MYJ may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, MYJ will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Investment Advisor will seek to minimize MYJ’s exposure to counterparty risk by entering into such transactions with counterparties the Investment Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require MYJ to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Other Investment Policies

MYJ has adopted certain other policies as set forth below.

Temporary Investments. MYJ may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which MYJ may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. MYJ may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Credit Default Swap Agreements. MYJ may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by MYJ. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value), if the swap is cash settled. MYJ may be either the buyer or seller in the transaction. If MYJ is a buyer and no credit event occurs, MYJ may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, MYJ generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, MYJ would effectively add leverage to its portfolio because, in addition to its total net assets, MYJ would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if MYJ had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. MYJ will enter into credit default swap agreements only with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. MYJ’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to MYJ).

MYJ will at all times segregate or designate on its books and records in connection with each such transaction liquid assets or cash with a value at least equal to MYJ’s exposure (any accrued but unpaid net amounts owed by MYJ to any counterparty) on a marked-to-market basis (as calculated pursuant to requirements of the SEC). If MYJ is a seller of protection in a credit default swap transaction, it will segregate or designate on its books and records in connection with such transaction liquid assets or cash with a value at least equal to the full notional amount of the contract. Such segregation or designation will ensure that MYJ has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of MYJ’s portfolio. Such segregation or designation will not limit MYJ’s exposure to loss.

VRDOs and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the SIFMA Municipal Swap Index or some other appropriate interest rate adjustment index. MYJ may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards.

Participating VRDOs provide MYJ with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. MYJ would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. MYJ has been advised by its counsel that MYJ should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations as long as MYJ does not invest more than 20% of its total assets in such investments and certain other conditions are met. It is contemplated that MYJ will not invest more than 20% of its assets in Participating VRDOs.

VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. The Directors may adopt guidelines and delegate to the Investment Advisor the daily function of determining and monitoring liquidity of such VRDOs.

The Temporary Investments, VRDOs and Participating VRDOs in which MYJ may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG- 3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor. In addition, MYJ reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Advisor, market conditions warrant.

Repurchase Agreements. MYJ may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities or an affiliate thereof. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during MYJ’s holding period. The risk to MYJ is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but MYJ might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by MYJ may be delayed or limited.

In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax-exempt interest. The treatment of purchase and sales contracts is less certain.

Restricted and Illiquid Securities. MYJ may invest in illiquid securities. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Common shareholders of each Fund are entitled to share pro rata in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Common shareholders do not have preemptive or conversion rights and each Fund’s common shares are not redeemable. Voting rights are identical for the common shareholders of each Fund. Common shareholders of each Fund are entitled to one vote for each Share held by them and do not have any preemptive or preferential right to purchase or subscribe to any Shares of such Fund. Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares voting for the election of Board Members can elect all of the Board Members standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares will not be able to elect any Board Members. The outstanding MYJ and Acquiring Fund common shares are fully paid and non-assessable, except that the Board of each Fund has the power to cause common shareholders to pay certain expenses of the applicable Fund by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. Whenever preferred shares, including VRDP Shares, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, common shares or other shares, if any, ranking junior to the preferred shares, as to the payment of dividends and the distribution of assets upon dissolution, liquidation, or winding up of the Fund) or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares) unless all accumulated dividends on preferred shares have been paid and the Fund has redeemed the full number of any shares of preferred required to be redeemed, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Purchase and Sale of Common Shares

Purchase and sale procedures for the common shares of each of the Funds are identical. Each Fund has its common shares listed on the NYSE. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing common shareholders. Set forth below is information about each Fund’s common shares as of July 31, 2021.

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
MYJ	Common Shares	199,994,300	0	24,124,417
Acquiring Fund (MUJ)	Common Shares	199,989,509	0	30,087,169

Common Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

MYJ	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
10/31/2021	$16.02	$15.43	$16.17	$15.83	(0.9)%	(2.5)%
7/31/2021	$16.21	$15.31	$16.35	$16.13	(0.9)%	(5.1)%
4/30/2021	$15.41	$14.09	$16.21	$15.93	(4.9)%	(11.6)%
1/31/2021	$14.62	$13.52	$16.34	$15.61	(10.5)%	(13.39)%
10/31/2020	$14.61	$13.38	$16.03	$15.61	(8.9)%	(14.3)%
7/31/2020	$14.28	$12.74	$15.90	$14.68	(10.2)%	(13.2)%
4/30/2020	$15.82	$11.29	$16.38	$14.88	(3.4)%	(24.1)%
1/31/2020	$15.66	$15.08	$15.94	$16.07	(1.8)%	(6.2)%
10/31/2019	$15.80	$14.10	$16.27	$16.11	(2.9)%	(12.5)%

Acquiring Fund (MUJ)	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
10/31/2021	$16.06	$15.11	$16.08	$15.69	(0.1)%	(3.7)%
7/31/2021	$16.06	$15.14	$16.31	$16.05	(1.5)%	(5.7)%
4/30/2021	$15.35	$14.21	$16.11	$15.87	(4.7)%	(10.5)%
1/31/2021	$14.64	$13.52	$16.28	$15.53	(10.0)%	(12.9)%
10/31/2020	$14.59	$13.53	$15.97	$15.54	(8.6)%	(12.9)%
7/31/2020	$14.21	$12.32	$15.84	$14.66	(10.3)%	(16.0)%
4/30/2020	$14.92	$10.87	$16.33	$14.84	(8.6)%	(26.8)%
1/31/2020	$14.76	$14.09	$16.30	$15.88	(9.5)%	(11.3)%
10/31/2019	$14.63	$13.11	$16.02	$15.97	(8.7)%	(17.9)%

For the periods shown in the tables above, the common shares of MYJ have traded at a discount and the common shares of the Acquiring Fund have traded at a discount.

The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of December 6, 2021.

Fund	Market Price	NAV	Premium/ (Discount) to NAV
MYJ	$15.84	$16.01	(1.1)%
Acquiring Fund (MUJ)	$15.48	$15.91	(2.7)%

To the extent MYJ’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, MYJ’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent MYJ’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, MYJ’s common shareholders may be negatively impacted if the Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganization, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganization, common shareholders of MYJ will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Fund prior to the Reorganization.

Common Share Dividend History

During the two most recent fiscal years, each Fund has made monthly cash distributions to holders of the Fund’s common shares and the aggregate amount of distributions declared during this period by the Acquiring Fund and MYJ was $1.40 and $1.48 per common share, respectively. Whenever preferred shares, including VRDP Shares, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Record Holders of Common Shares

As of December 7, 2021, each Fund had the following number of common shareholders:

Title of Class	Number of MUJ Record Holders	Number of MYJ Record Holders
Common Shares	24,124,417	30,087,169

EXPENSE TABLE FOR COMMON SHAREHOLDERS

The purpose of the comparative fee table below is to assist shareholders of each Fund in understanding the various costs and expenses of investing in common shares of each Fund and Combined Fund. The information in the table reflects (i) the fees and expenses incurred by MYJ and the Acquiring Fund during the fiscal year ended July 31, 2021 (unaudited) and (ii) the pro forma expenses of the Combined Fund for the fiscal year ended July 31, 2021, for the Combined Fund, assuming the Reorganization had taken place on August 1, 2020.

	MYJ	Acquiring Fund (MUJ)	Combined Fund (MYJ into MUJ)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(1)	None	None	None
Dividend Reinvestment Plan Fees(2)	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(3)(4)	0.81%	0.81%	0.81%
Other Expenses	0.08%	0.08%	0.05%
Interest Expense(5)	0.50%	0.55%	0.50%
Total Annual Fund Operating Expenses(5)	1.39%	1.44%	1.36%

(1)

No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Reorganization. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Participants in MYJ and the Acquiring Fund that request a sale of shares are subject to a $0.02 per share sold brokerage commission. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. See “Automatic Dividend Reinvestment Plan” for additional information.

(3)

Each Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of the average daily value of its net assets. For purposes of calculating these fees, “net assets” means the total assets of the relevant Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB trusts and the liquidation preference of any outstanding preferred shares). If the Reorganization is consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily net assets of the Combined Fund. The annual contractual investment management fee rate of the Combined Fund represents no change in the annual contractual investment management fee rate for each Fund.

(4)

Each Fund and the Investment Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Investment Advisor or its affiliates that have a contractual fee, through June 30, 2023. In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds managed by the Investment Advisor or its affiliates, through June 30, 2023. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Funds (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

(5)

The total expense table includes interest expense associated with the Funds’ investments in TOBs (also known as “inverse floaters”). Although such interest expense is actually paid by special purpose vehicles in which the Funds invest, they are recorded on the Funds’ financial statements for accounting purposes. The total expense table also includes, in interest expense, dividends associated with the VRDP Shares because the VRDP Shares are considered debt of the Funds for financial reporting purposes.

Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. In order to help you better understand the costs associated with the Funds’ leverage strategy, the Total Annual Fund Operating Expenses (excluding interest expense) for the Funds are presented below:

MYJ	Acquiring Fund (MUJ)	Pro Forma Combined Fund (MYJ into MUJ)
0.89%	0.89%	0.86%

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Reorganization is completed with the costs of investing MYJ and the Acquiring Fund without the Reorganization. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
MYJ	$14	$44	$76	$167
Acquiring Fund (MUJ)	$15	$46	$79	$172
Pro forma Combined Fund (MYJ into MUJ)	$14	$43	$74	$164

The examples set forth above assume common shares of each Fund were owned as of the completion of the Reorganization and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Common shareholders of each Fund will indirectly bear a portion of the costs of the Reorganization. For MYJ, the expenses of the Reorganization are estimated to be approximately $366,537, of which the Investment Advisor will bear approximately $129,586. For the Acquiring Fund, the expenses of the Reorganization are estimated to be approximately $357,561, of which the Investment Advisor will bear approximately $161,495. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein.

VRDP Holders are not expected to bear any costs of the Reorganization.

CAPITALIZATION TABLE

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The table below sets forth the capitalization of MYJ and MUJ as of July 31, 2021 and the pro forma capitalization of the Combined Fund assuming the Reorganization was consummated as of July 31, 2021.

Capitalization of MYJ and MUJ as of July 31, 2021 and pro forma capitalization of the Combined Fund assuming the Reorganization was consummated as of July 31, 2021 (unaudited)

	Target Fund (MYJ)	Acquiring Fund (MUJ)	Adjustments		Pro forma Combined Fund (MYJ into MUJ)
Net Assets Attributable to:
Common Shares(1)	$394,918,597	$490,166,394	$(3,374,688)	(2)	$881,710,303
VRDP Shares	$180,000,000	$237,100,000	—		$417,100,000
Shares Outstanding
Common Shares	24,124,417	30,087,169	137,389	(3)	54,248,975
VRDP Shares	1,800	2,371	—		4,171
NAV per Common Share	$16.37	$16.29			$16.22
Liquidation Preference per VRDP Share	$100,000	$100,000			$100,000

(1)	Based on the number of outstanding common shares as of July 31, 2021.

(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $433,018, of which $236,951 was attributable to MYJ and $196,067 was attributable to the Acquiring Fund. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein. Reflects undistributed net investment income (previously defined as “UNII”) of $2,941,670, of which $1,079,317 was attributable to MYJ and $1,862,353 was attributable to the Acquiring Fund.

(3)	Reflects adjustments due to differences in per common share NAV.

FINANCIAL HIGHLIGHTS

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

The Financial Highlights table is intended to help you understand MYJ’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of MYJ. The total returns in the table represent the rate an investor would have earned or lost on an investment in MYJ (assuming reinvestment of all dividends and/or distributions, if applicable). The information shown has been audited by Deloitte & Touche LLP, MYJ’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2021 and the Report of the Independent Registered Public Accounting Firm thereon appear in MYJ’s Annual Report for the fiscal year ended July 31, 2021, which is available upon request.

Please see next page for Financial Highlights Table

Financial Highlights (continued)

MYJ Financial Highlights

(For a share outstanding throughout each period)

	MYJ
	Year Ended July 31,
	2021	2020	2019	2018		2017
Net asset value, beginning of year	$15.89	$16.08	$15.57	$15.89		$16.93

Net investment income(a)	0.77	0.74	0.72	0.77		0.81
Net realized and unrealized gain (loss)	0.46	(0.20)	0.52	(0.21)		(0.95)

Net increase (decrease) from investment operations	1.23	0.54	1.24	0.56		(0.14)

Distributions to Common Shareholders from net investment income(b)	(0.75)	(0.73)	(0.73)	(0.88)		(0.90)

Net asset value, end of year	$16.37	$15.89	$16.08	$15.57		$15.89

Market price, end of year	$15.62	$14.28	$15.08	$13.51		$16.58

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.35%	3.83%	8.78%	3.94%		(0.68)%

Based on market price	15.03%	(0.50)%	17.57%	(13.57)%		0.32%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.39%	2.09%	2.49%	2.38	%(d)	1.93%

Total expenses after fees waived and/or reimbursed.	1.39%	2.09%	2.47%	2.25	%(d)	1.93%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(e)	0.89%	0.92%	0.91%	0.94	%(d)	0.93%

Net investment income to Common Shareholders	4.81%	4.67%	4.65%	4.93%		5.11%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$394,863	$383,928	$388,399	$376,178		$228,284

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$180,000	$180,000	$180,000	$180,000		$102,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$319,369	$313,293	$315,777	$308,988		$323,370

Borrowings outstanding, end of year (000)	$52,524	$69,740	$60,135	$70,288		$45,634

Portfolio turnover rate.	10%	14%	14%	11%		6%

(a)	Based on average Common Shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and paid indirectly and total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs, would have been 2.26%, 2.25% and 0.94%, respectively, for the year ended July 31, 2018.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

The Financial Highlights table is intended to help you understand the Acquiring Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Common Share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information shown has been audited by Deloitte & Touche LLP, the Acquiring Fund’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2021 and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2021, which is available upon request.

Please see next page for Financial Highlights Table

Financial Highlights (concluded)

The Acquiring Fund (MUJ) Financial Highlights

(For a share outstanding throughout each period)

	MUJ
	Year Ended July 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.83	$15.95	$15.28	$15.57	$16.55

Net investment income(a)	0.73	0.69	0.66	0.71	0.77
Net realized and unrealized gain (loss)	0.48	(0.16)	0.64	(0.26)	(0.94)

Net increase (decrease) from investment operations	1.21	0.53	1.30	0.45	(0.17)

Distributions to Common Shareholders from net investment income(b)	(0.75)	(0.65)	(0.63)	(0.74)	(0.81)

Net asset value, end of year	$16.29	$15.83	$15.95	$15.28	$15.57

Market price, end of year	$15.63	$14.21	$14.43	$12.90	$14.88

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.22%	3.98%	9.44%	3.52%	(0.57)%

Based on market price	15.67%	3.17%	17.28%	(8.55)%	(2.44)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.44%	2.14%	2.49%	2.23%	1.89%

Total expenses after fees waived and/or reimbursed	1.44%	2.14%	2.49%	2.23%	1.89%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)(e)	0.89%	0.92%	0.92%	0.93%	0.91%

Net investment income to Common Shareholders	4.59%	4.39%	4.28%	4.60%	4.95%

Supplemental Data
Net assets, end of year (000)	$490,103	$476,309	$481,024	$460,727	$469,417

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$237,100	$237,100	$237,100	$237,100	$237,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$306,707	$300,890	$302,878	$294,318	$297,983

Borrowings outstanding, end of year (000)	$61,534	$71,300	$59,415	$62,747	$63,877

Portfolio turnover rate	10%	13%	8%	14%	8%

(a)	Based on average Common Shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

(e)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2021	2020	2019	2018	2017
Expense ratios	0.88%	0.91%	0.91%	0.93%	0.91%

FINANCIAL STATEMENTS

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2021 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October 4, 2021.

The financial statements of MYJ for the fiscal year ended July  31, 2021 are incorporated by reference herein to MYJ’s annual report filed on Form N-CSR on October 4, 2021.

PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of each Reorganization is contingent upon certain conditions being satisfied, including that shareholders of each Target Fund must approve the Agreement and Plan of Reorganization between the respective Target Fund and the Acquiring Fund and that shareholders of the Acquiring Fund must approve the issuance of additional Acquiring Fund common shares in connection with each Reorganization. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of July 31, 2021.

The unaudited pro forma information provided herein should be read in conjunction with the Annual Report of MYJ and the Acquiring Fund, dated July 31, 2021, each of which is on file with the SEC and are available at no charge. Further information on obtaining the Annual Report may be found on page (vi) of the Proxy Statement.

The Reorganization is intended to consolidate the Target Fund with a similar fund advised by the Investment Advisor.

The Funds have the same investment adviser, transfer agent, accounting services agent and custodian. Each of such service providers has entered into an agreement with each Fund, which governs the provision of services to that Fund. Such agreements contain the same terms with respect to each Fund except for the Investment Management Agreement. Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services.

Each Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of the average daily value of its net assets. For purposes of calculating these fees, “net assets” means the total assets of each Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB trusts and the liquidation preference of any outstanding preferred shares).

If the Reorganization is consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily net assets of the Combined Fund.

The unaudited pro forma information set forth below as of July 31, 2021 is intended to present supplemental data as if the Reorganization had been consummated on August 1, 2020.

As of July 31, 2021, MYJ had approximately $394.9 million in net assets and approximately $627.4 million in managed assets and the Acquiring Fund had approximately $490.2 million in net assets and approximately $788.8 million in managed assets. “Managed assets” means the total assets of the relevant Fund, including any assets attributable to VRDP Shares and tender option bond (“TOB”) trusts, minus the sum of accrued liabilities. In the Reorganization, the outstanding common shares of the Target Fund will be exchanged for newly issued common shares of the Acquiring Fund, par value $0.10 per share. The aggregate net asset value (not the market value) of Acquiring Fund common shares received by the shareholders of the Target Fund in the Reorganization will equal the aggregate net asset value (not the market value) of Target Fund common shares held by such shareholders immediately prior to such Reorganization, less the distribution of undistributed net investment income (although shareholders may receive cash for their fractional common shares). The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The amount of increased common shares of 24,288,225 was calculated based on net asset value of the Acquiring Fund common shares of $15.91 in exchange for common shares of the Target Fund.

If the Reorganization is not consummated, then the Target Fund will continue to operate as a standalone Maryland corporation and the Acquiring Fund will continue to operate as a standalone Maryland corporation. Both the Target Fund and the Acquiring Fund will continue to be advised by the Investment Advisor. If the Reorganization is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund.

Assuming the Reorganization is approved by shareholders, upon the Closing Date of the Reorganization, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganization if such dividends have not been paid prior to the Closing Date), in exchange for the Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued.

The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will be identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Reorganization. Such special rate period will terminate on April 15, 2022, unless extended (as described below). The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The VRDP Shares of MYJ have a mandatory redemption date of May 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of July 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of the Acquiring Fund and MYJ are currently in a one year Special Rate Period that will end on April 15, 2022 for the Acquiring Fund and June 17, 2022 for MYJ, unless extended. The terms currently applicable to the VRDP Shares of the Acquiring Fund and MYJ during their respective Special Rate Periods are otherwise substantially similar, including that each Fund’s dividend rate is based on the sum of the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the Fund’s VRDP Shares. See “Information About the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

The unaudited pro forma information set forth below for the period ended July 31, 2021 is intended to present ratios and supplemental data as if the Reorganization had been consummated at July 31, 2021.

On a pro forma basis for the twelve months ended July 31, 2021, the proposed Reorganization would result in no change to the investment advisory fees charged, a decrease in other operating expenses (including custody, legal, accounting and audit fees) of $259,724 and no change to investment advisory fee waivers.

For the fiscal year ended July 31, 2021, the total annual portfolio operating expenses of the Acquiring Fund and MYJ were 0.89% and 0.89% respectively, and the total annual portfolio operating expense ratio of the Acquiring Fund and MYJ were 1.44% and 1.39% respectively. Assuming the Reorganization is consummated, the Combined Fund’s net annual portfolio operating expense ratio (excluding interest expenses) is expected to be 0.86% on a historical and pro forma basis for the fiscal year July 31, 2021.

No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation and Subchapter M compliance. As of July 31, 2021, all the securities held by the Target Fund complies with the compliance guidelines and/or investment restrictions of the Acquiring Fund. It is not anticipated that the Acquiring Fund will sell any securities of the Target Fund acquired in the Reorganization other than in the ordinary course of business.

The Reorganization is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or its shareholders as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in its shares of the Target Fund immediately before the Reorganization.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization: Regardless of whether the Reorganization is completed, the costs associated with the proposed Reorganization, including the costs associated with the stockholder meetings, will be borne directly by the respective Fund incurring the expense, except that the Investment Advisor has agreed to bear a portion of each Fund’s costs of the Reorganization. The estimated expenses of the Reorganization attributable to each Fund, which include the amount to be paid by the Investment Advisor, are as follows:

Estimated Reorganization Expenses
Target Fund (MYJ)	Acquiring Fund (MUJ)
$366,537	$357,561

Undistributed Net Investment Income: If the Reorganization is approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income, if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date. As of July 31, 2021, the amount of undistributed net investment income for each Fund was as follows:

Undistributed Net Investment Income
Target Fund (MYJ)	Acquiring Fund (MUJ)
$1,079,317	$1,862,353

Capital Loss Carryforwards: As of July 31, 2021, the Funds’ unused capital loss carryforwards, which have no expiration date and may be carried forward indefinitely, were as follows:

Capital Loss Carryforward Amount
Target Fund (MYJ)	Acquiring Fund (MUJ)
$(6,572,209)	$(8,621,838)

CERTAIN PROVISIONS OF THE CHARTERS AND BYLAWS

Each of MYJ and the Acquiring Fund’s Charter and Amended and Restated Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

Certain Provisions in the Charter of Each Fund

The Board of each Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Board Members for each Fund is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of each Fund.

Each Fund’s Charter provides that a favorable vote of the holders of at least 66 2/3% of the outstanding shares of capital stock entitled to be voted on the matter shall be required to approve, adopt or authorize (i) a merger or consolidation or statutory share exchange of MYJ or the Acquiring Fund with any other corporation, (ii) a sale of all or substantially all of the assets of MYJ or the Acquiring Fund (other than in the regular course of its investment activities), or (iii) a liquidation or dissolution of MYJ or the Acquiring Fund, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of MYJ’s or the Acquiring Fund’s Board Members, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of MYJ or the Acquiring Fund entitled to vote thereon shall be required.

If any plan of reorganization (as such term is used under the 1940 Act) adversely affects a Fund’s preferred shares, including such Fund’s VRDP Shares, then such plan of reorganization will require the approval of a 1940 Act Majority of the holders of such preferred shares, including such Fund’s VRDP Holders.

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Securities and Exchange Act of 1934 and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors, as documented pursuant to the filing of articles supplementary, and notwithstanding any contrary provision in the charter or bylaws, to a provision requiring that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Pursuant to Subtitle 8 and by amendment to the bylaws and the filing of articles supplementary, the Board of MYJ and the Acquiring Fund elected to provide that vacancies on the Board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred.

The Board of each Fund has determined that the voting requirements described above are in the best interests of shareholders generally. Reference should be made to the Charter of each Fund on file with the SEC for the full text of these provisions.

Certain Provisions in the Bylaws of Each Fund

Each Fund has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of each Fund reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. The bylaws of each Fund also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of such Fund (but only with respect to such preferred stock).

Each Fund’s bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the bylaws. Reference should be made to each Fund’s bylaws on file with the SEC for the full text of these provisions.

GOVERNING LAW

MYJ was formed as a Maryland corporation governed by the laws of the State of Maryland on February 24, 1992, and commenced operations on May 1, 1992.

The Acquiring Fund was formed as a Maryland corporation governed by the laws of the State of Maryland on January 27, 1998, and commenced operations on March 11, 1998.

Shareholders should refer to the relevant laws of each state and the provisions of each Fund’s applicable organizational documents for a more thorough explanation. Such documents are filed as part of each Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page vi of this Proxy Statement.

CONVERSION TO OPEN-END FUND

Each Fund’s Charter provides that a favorable vote of the holders of at least 66 2/3% of the outstanding shares of capital stock entitled to be voted on the matter shall be required to convert the Fund to an open-end investment company, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the Fund’s Board Members, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Acquiring Fund entitled to vote thereon shall be required.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s common shares would cease to be listed on the NYSE and the Fund’s preferred shares would be redeemed. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objective and policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

Record Date

The Funds’ have fixed the close of business on December 7, 2021 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each Share held, with no Shares having cumulative voting rights.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the Special Meeting.

As of the Record Date, the Funds had the following number of common shares and preferred shares outstanding:

Title of Class	MYJ	Acquiring Fund (MUJ)
Common shares	24,124,417	30,087,169
VRDP Shares	1,800	2,371

Proxies

Shareholders may vote by participating at the Special Meeting remotely, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote should you decide to attend the Special Meeting remotely. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at 40 East 52nd Street, New York, New York 10022, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting. The giving of a proxy will not affect your right to vote if you attend the Special Meeting and wish to do so.

Votes cast by proxy or at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The presence at the Special Meeting or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum to conduct business at the Special Meeting, except with respect to any matter which requires approval by a separate vote of one or more classes or series of shares, in which case the presence at the Special Meeting or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series shall constitute a quorum to conduct business at the Special Meeting. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the chair of the Special Meeting shall have power to adjourn the meeting from time to time, in the manner provided in the Fund’s bylaws, until a quorum shall be present or represented.

The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the NYSE.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1-2 before the Special Meeting. Proposals 1-2 are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes will not be voted.

MYJ VRDP Holders are being asked to consider Proposals 1(A) and 1(B) below. With respect to Proposals 1(A) and 1(B), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposals.

Acquiring Fund VRDP Holders are being asked to consider Proposals 1(C) and 2 below. With respect to Proposals 1(C) and 2, abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposals.

Voting Requirement for Proposal 1: The Reorganization of the Funds

Proposal	Required Approval of Shareholders
Proposal 1(A): The common shareholders and VRDP Holders of MYJ are being asked to vote as a single class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYJ’s assets and the assumption by the Acquiring Fund of substantially all of MYJ’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which	Majority of outstanding shares entitled to vote

Proposal	Required Approval of Shareholders
will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MYJ, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MYJ of its registration under the 1940 Act, and the liquidation, dissolution and termination of MYJ in accordance with its charter and Maryland law.

Proposal 1(B): The VRDP Holders of MYJ are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the Reorganization.	1940 Act Majority

Proposal 1(C): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.	1940 Act Majority

Voting Requirement for Proposal 2: The Issuance of Acquiring Fund Common Shares

Proposal	Required Approval of Shareholders
Proposal 2: The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Acquiring Fund common shares in connection with the Reorganization.	Majority of votes entitled to vote

ADDITIONAL INFORMATION

Share Ownership

Information relating to each Board Member’s share ownership in each Fund and in the other funds in the BlackRock Fixed-Income Complex that are overseen by the respective director (“Supervised Funds”) as of December 31, 2020 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Common Shares in MYJ	Aggregate Dollar Range of Common Shares in the Acquiring Fund (MUJ)	Aggregate Dollar Range of Common Shares in Supervised Funds*
Michael J. Castellano	$50,001-$100,000	$50,001-$100,000	Over $100,000
Richard E. Cavanagh	$1-$10,000	$1-$10,000	Over $100,000
Cynthia L. Egan	None	None	Over $100,000
Frank J. Fabozzi	None	None	Over $100,000
Lorenzo A. Flores**	None	None	None
Stayce D. Harris***	None	None	None
J. Phillip Holloman****	None	None	None
R. Glenn Hubbard	None	None	Over $100,000
W. Carl Kester	None	None	Over $100,000
Catherine A. Lynch	None	None	Over $100,000
Karen P. Robards	None	None	Over $100,000
John M. Perlowski	None	None	Over $100,000
Robert Fairbairn	None	None	Over $100,000

*

Includes share equivalents owned under the deferred compensation plan in the Supervised Funds by certain Independent Board Members who have participated in the deferred compensation plan of the Supervised Funds.

**	Mr. Flores was appointed as a Board Member of each Fund effective July 30, 2021.

***	Ms. Harris was appointed as a Board Member of each Fund effective June 10, 2021.

****	Mr. Holloman was appointed as a Board Member of each Fund effective June 10, 2021.

As of December 31, 2020, none of the Independent Board Members of each Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of each Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving each Fund, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

As of December 31, 2020, the Independent Board Members (and their respective immediate family members) did not beneficially own securities of the Investment Advisor, or an entity controlling, controlled by or under common control with the Investment Advisor (not including registered investment companies).

5% Beneficial Share Ownership

To each Fund’s knowledge based on Schedule 13D/13G filings made on or before December 7, 2021, as of December 7, 2021, no person beneficially owned more than 5% of the Fund’s respective outstanding shares.

As of December 1, 2021 the officers and Board Members of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund and none of the outstanding VRDP Shares of each such Fund.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 200 Berkeley Street, Boston, Massachusetts 02116.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed upon by Willkie Farr & Gallagher LLP, which serves as counsel to the Funds. Certain legal matters concerning the issuance of common shares of the Acquiring Fund will be passed upon by Miles & Stockbridge P.C., which serves as special Maryland counsel to the Acquiring Fund.

Submission of Shareholder Proposals

To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The bylaws of MYJ and the Acquiring Fund were filed with the SEC on November 2, 2021 on Form 8-K. Shareholders may obtain copies of such documents as described on page vi of this Proxy Statement.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 40 East 52nd Street, New York, New York 10022.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of their Fund, 40 East 52nd Street, New York, NY 10022. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO of their respective Fund 40 East 52nd Street, New York, NY 10022. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Fund(s).

Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about December 22, 2021, but may also be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Investment Advisor, or by dealers and their representatives Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s Shares. The Funds and the Investment Advisor have retained Georgeson LLC to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. The cost of Georgeson LLC’s services in connection with the proxy is anticipated to be approximately $77,600 and $75,200 for MYJ and the Acquiring Fund, respectively, for such services (including reimbursements of out-of-pocket expenses) with respect to the solicitation of proxies from the common shares and the VRDP Shares. Georgeson LLC may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information, and why in certain cases we may share such information with select other parties.

The Funds do not receive any non-public personal information relating to their shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record holders of a Fund, the Fund receives personal non-public information on account applications or other forms. With respect to these shareholders, the Funds also have access to specific information regarding their transactions in each Fund.

The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders’ accounts (for example, to a transfer agent).

The Funds restrict access to non-public personal information about their shareholders to BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

Incorporation by Reference

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2021 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October 4, 2021.

The financial statements of MYJ for the fiscal year ended July  31, 2021 are incorporated by reference herein to MYJ’s annual report filed on Form N-CSR on October 4, 2021.

See “Financial Statements.” The financial statements have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Adjournments and Postponements

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Board of each Fund, prior to the Special Meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may also adjourn the Special Meeting from time to time with respect to either Fund and one or more matters to be considered by a Fund, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place by which shareholders may be deemed to be present and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of the Special Meeting may adjourn the Special Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the record date.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

December 22, 2021

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

[●], 2021

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, BlackRock MuniYield New Jersey Fund, Inc., a registered non-diversified closed-end investment company, File No. 811-06570 (the “Target Fund”) and BlackRock MuniHoldings New Jersey Quality Fund, Inc., a registered non-diversified closed-end investment company, File No. 811-08621 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject:

(i) in the case of the consummation of the Reorganization, to the approval of this Agreement and the transactions contemplated herein, including the issuance of additional Acquiring Fund VRDP Shares (as defined in Section 1(o) herein) in the Reorganization, by the holders of the Acquiring Fund VRDP Shares (“Acquiring Fund VRDP Holders”) voting as a separate class, and

(ii) in the case of the issuance of additional Acquiring Fund Common Shares (as defined in Section 1(o) herein) in connection with the Reorganization, to the approval of such issuance of additional Acquiring Fund Common Shares by the common shareholders of the Acquiring Fund (“Acquiring Fund Common Shareholders” and together with the Acquiring Fund VRDP Holders, the “Acquiring Fund Shareholders”) and the Acquiring Fund VRDP Holders voting as a single class, in each case as described in Sections 9(a) and (b) hereof.

(d) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Directors, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(f) An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Shares (as defined in Section 1(o) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Target Fund and/or in the N-14 Registration Statement (as defined in Section 1(l) herein). The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(i) The Acquiring Fund is not obligated under any provision of its charter or By-laws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2021, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(k) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(m) The proxy statement for the Acquiring Fund VRDP Holders and holders of the Target Fund VRDP Shares (as defined in section 2(o) herein) (the “Target Fund VRDP Holders”) with respect to the transactions contemplated herein, and any supplement or amendment thereto (the “Preferred Shares Proxy Statement”) or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Preferred Shares Proxy Statement.

(n) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Acquiring Fund is authorized to issue 199,989,509 shares of common stock, par value $0.10 per share (the “Acquiring Fund Common Shares”), 8,120 shares of preferred stock of Auction Market Preferred Stock, par value $0.10 per share, classified into five separate series (Series A, Series B, Series C, Series D, and Series E) consisting of 1,360, 1,360, 2,400, 1,880, and 1,120 shares respectively, and each with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared thereon), and 2,371 shares of preferred stock of Series W-7 Variable Rate Demand Preferred Shares, par value $0.10 per share and liquidation preference $100,000 per share (the “Acquiring Fund VRDP Shares” and together with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”). Each outstanding Acquiring Fund Share is fully paid and nonassessable, and has the voting rights provided by the Acquiring Fund’s charter, By-laws and applicable law.

(p) The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(q) The Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s charter or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(r) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(s) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Shares to the Target Fund Shareholders.

(t) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Target Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization, to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Directors and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Acquiring Fund. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) The Target Fund is not obligated under any provision of its charter or By-laws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the fiscal year ended July 31, 2021, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund as of the Valuation Time, other than cash held in liability reserves in amounts necessary to pay taxes and expenses as provided in Section 6(a)(ii) and Section 6(c)(iv) of this Agreement, respectively, and distributions, if any, as provided in Section 3(c) and Section 9(l) of this Agreement. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m) The Preferred Shares Proxy Statement for the Target Fund VRDP Holders with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the Preferred Shares Proxy Statement.

(n) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Target Fund is authorized to issue 199,993,440 shares of common stock, par value $0.10 per share (the “Target Fund Common Shares”), 4,760 shares of preferred stock of Auction Market Preferred Stock, classified into three separate series (Series A, Series B, and Series C) consisting of 2,400, 1,500, and 860 shares respectively, and each with a liquidation preference of $25,000 per share plus an amount equal to the accumulated but unpaid dividends (whether or not earned or declared thereon), and par value $0.10 per share, except that shares of Series A have a par value of $0.05 per share, and 1,800 shares of preferred stock of Series W-7 Variable Rate Demand Preferred Shares or any other series of Variable Rate Demand Preferred Shares, par value $0.10 per share and liquidation preference $100,000 per share (the “Target Fund VRDP Shares” and together with the Target Fund Common Shares, the “Target Fund Shares”). Each outstanding Target Fund Share is duly and validly issued and is fully paid and nonassessable, except as provided by the Target Fund’s charter, and has the voting rights provided by the Target Fund’s charter, By-laws and applicable law. The Target Fund has no outstanding preferred shares other than 1,800 VRDP Shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund. All of the issued and outstanding Target Fund Common Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 7(d).

(p) All of the issued and outstanding Target Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(q) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the Reorganization, except in distribution to the Target Fund Shareholders as provided in Section 3 of this Agreement.

(r) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(s) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3. THE REORGANIZATION.

(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement, provided however that if, pursuant to the provisions of paragraph (c) of this Section 3 and paragraph (l) of Section 9 hereof, (i) the Target Fund determines to make any portion of the UNII Distributions (as defined in Section 3(c) herein) to the Target Fund Common Shareholders (as defined below) after the Closing Date, the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will exclude the amounts required for the payment of such portion of the UNII Distributions and the liabilities to be assumed by the Acquiring Fund shall not include such undistributed amount of such UNII Distributions, or (ii) the Target Fund determines that the Acquiring Fund will pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date, then the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will include the amounts required for the payment of such portion of the UNII Distributions and the liabilities to be assumed by the Acquiring Fund shall include such undistributed amount of such UNII Distributions. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of Maryland.

(b) If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Joint Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Directors or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to holders of Target Fund Common Shares (“Target Fund Common Shareholders”) entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such distributions (“UNII Distributions”) in one or more distributions to Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(d) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund VRDP Shares received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund VRDP Shares, respectively. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(g) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h) The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving and terminating under the laws of the State of Maryland and will withdraw its authority to do business in any state where it is registered.

(i) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND SHARES IN THE REORGANIZATION.

(a) A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund) acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such Target Fund Investments, which shall be determined as set forth below. The value of each Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Fund.

(b) A number of Acquiring Fund VRDP Shares equal to the number of Target Fund VRDP Shares outstanding immediately prior to the Closing Date, with the terms described in the Preferred Shares Proxy Statement, shall be issued by the Acquiring Fund to the Target Fund. No fractional Acquiring Fund VRDP Shares will be issued. Each Acquiring Fund VRDP Share issued to the Target Fund in exchange for a Target Fund VRDP Share will have a liquidation preference of $100,000 plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date. The Target Fund may pay any such accumulated and unpaid dividends prior to the Closing Date.

(c) The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, the amounts of their liabilities, and the liquidation preference (including accumulated and unpaid dividends) of the Target Fund VRDP Shares and the Acquiring Fund VRDP Shares shall be determined as of the Valuation Time in accordance with the regular procedures of the Acquiring Fund or such other valuation procedures as shall be mutually agreed by the parties, and no adjustment will be made to the net asset value or liquidation preference so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference (including accumulated and unpaid dividends) per share of the Acquiring Fund VRDP Shares shall be determined in accordance with such procedures.

For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Target Fund VRDP Shares or Acquiring

Fund VRDP Shares, as the case may be, shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

(d) The Acquiring Fund shall issue to each Target Fund Common Shareholder book-entry interests for the Acquiring Fund Common Shares registered in the name of such Target Fund Common Shareholder on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares.

(e) The Acquiring Fund shall issue to each Target Fund VRDP Holder book-entry interests for the Acquiring Fund VRDP Shares registered in the name of such Target Fund VRDP Holder on a one-for-one basis for each holder’s holdings of the Target Fund VRDP Shares. The Target Fund VRDP Holders shall not receive, or be entitled to, any payment or other consideration in connection with or as a result of the Reorganization other than as provided in this Agreement. In connection with such issuance, the Acquiring Fund shall amend the Acquiring Fund VRDP Shares’ Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (the “Articles Supplementary”), Notice of Special Rate Period, share certificates representing such Acquiring Fund VRDP Shares, and such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case as of the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document, to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(f) No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon issuance of book-entry interests representing Acquiring Fund Common Shares.

5. PAYMENT OF EXPENSES.

(a) The Target Fund and the Acquiring Fund will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors (the “Board”), expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement and the Preferred Shares Proxy Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus, the Preferred Shares Proxy Statement and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the preferred shares, legal fees incurred in connection with amending the transaction documents for the preferred shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, rating agency fees associated with the ratings of the preferred shares in connection with the Reorganization, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds, provided, that the Acquiring Fund’s investment adviser may bear all or a portion of the reorganization expenses of each Fund as set forth in the N-14 Registration Statement. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE FUNDS.

(a) COVENANTS OF EACH FUND.

(i) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date, except to the extent that the Target Fund is required or permitted to dispose of assets prior to the Closing Date pursuant to Section 3(b) of this Agreement.

(ii) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii) The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP (“Willkie”), counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie).

(iv) In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v) The Acquiring Fund VRDP Shares to be transferred to the Target Fund for distribution to the Target Fund VRDP Holders on the Closing Date shall only be distributed to the Target Fund VRDP Holders in accordance with an available exemption from registration under the 1933 Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the 1933 Act.

(vi) Each Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Reorganization.

(b) COVENANTS OF THE ACQUIRING FUND.

(i) The Acquiring Fund will file the N-14 Registration Statement and the Preferred Shares Proxy Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement and the Preferred Shares Proxy Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

(iv) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(v) The Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Acquiring Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Acquiring Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(vi) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization to be rated no lower than the rating assigned to the Acquiring Fund VRDP Shares immediately prior to the Closing Date by the rating agencies then rating the Acquiring Fund VRDP Shares.

(vii) The Acquiring Fund shall use reasonable efforts to amend the following documents to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization: (1) the Articles Supplementary; (2) the Notice of Special Rate Period for the Acquiring Fund VRDP Shares; (3) share certificates representing Acquiring Fund VRDP Shares; (4) the VRDP Shares Fee Agreement for the Acquiring Fund VRDP Shares; (5) the VRDP Shares Purchase Agreement for the Acquiring Fund VRDP Shares; (6) the VRDP Shares Remarketing Agreement for the Acquiring Fund VRDP Shares; (7) the Tender and Paying Agent Agreement for the Acquiring Fund VRDP Shares; and (8) such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case by the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document.

(c) COVENANTS OF THE TARGET FUND.

(i) The Target Fund agrees that following the consummation of the Reorganization, following the payment of any portion of the UNII Distribution to be paid to the Target Fund Common Shareholders by the Target Fund in accordance with Sections 3(c) and 9(l) hereof following the Closing, it will dissolve in accordance with the laws of State of Maryland and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Target Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Target Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(v) Upon the request of the Acquiring Fund, the Target Fund shall use reasonable efforts to perform the following actions by the Closing Date or such later time as may be agreed to by the Acquiring Fund: (a) terminate the VRDP Shares Fee Agreement, the VRDP Shares Purchase Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement and such other agreements, instruments or documents related to the Target Fund VRDP Shares, (b) withdraw the ratings assigned to the Target Fund VRDP Shares, (c) cancel the share certificates representing Target Fund VRDP Shares, and (d) withdraw or deregister the Target Fund VRDP Shares from The Depository Trust Company.

7. CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur prior to the opening of the NYSE at the offices of Willkie, 787 Seventh Avenue, New York, New York 10019, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) On the Closing Date, the Target Fund shall deliver the Target Fund Investments to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d) On the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Common Shareholders of record immediately prior to the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund Common Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Common Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8. CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been approved by at least two-thirds of the members of the Board of the Target Fund and by the affirmative vote of the Target Fund Common Shareholders and the Target Fund VRDP Holders, voting as a single class, representing a majority of the outstanding shares entitled to vote on this Agreement, and by the affirmative vote of the Target Fund VRDP Holders, voting as a separate class, representing a 1940 Act Majority (as defined below) of the outstanding VRDP Shares entitled to vote on this Agreement. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the class or classes of Target Fund Shares entitled to vote on such proposal present at the Target Fund’s shareholder meeting where this Agreement shall be approved, if the holders of more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal are present or represented by proxy or (ii) more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal, whichever is less.

(b) That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization adopted by the Board of the Acquiring Fund, (ii) a certificate setting forth the vote of the Acquiring Fund VRDP Holders, voting as a separate class, approving this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, and the vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VRDP Holders, voting as a single class, approving the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization, and (iii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Acquiring Fund’s Secretary or any Assistant Secretary.

(c) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the Target Fund shall have received the opinion of Miles & Stockbridge P.C., special Maryland counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) The Acquiring Fund is validly existing as a corporation under the laws of the State of Maryland and in good standing under the laws of the State of Maryland and has the corporate power to conduct its business as described in the definitive Joint Proxy Statement/Prospectus filed with the SEC pursuant to Rule 424(b) under the 1933 Act.

(ii) The Acquiring Fund has the corporate power and authority to execute, deliver and perform all of the obligations under the Agreement under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Acquiring Fund of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the laws of the State of Maryland and the Acquiring Fund’s charter.

(iii) The execution and delivery by the Acquiring Fund of this Agreement and the performance of the Acquiring Fund’s obligations under the Agreement do not violate the Acquiring Fund’s charter or By-laws.

(iv) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will violate any provision of law of the State of Maryland applicable to the Acquiring Fund.

(v) Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s charter, By-laws or the laws of the State of Maryland.

(g) That the Target Fund shall have received the opinion of Willkie, counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) The Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act.

(ii) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund, or the enforceability of the Agreement against the Acquiring Fund.

(iii) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(h) That the Target Fund shall have obtained an opinion from counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(i) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

(k) That the liquidity provider for the Target Fund VRDP Shares shall have consented to this Agreement.

9. CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund VRDP Holders, voting as a separate class, of a 1940 Act Majority of the outstanding Acquiring Fund VRDP Shares.

(b) That the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VRDP Holders, voting as a single class, of a majority of shares entitled to vote on such issuance.

(c) The Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Common Shareholders and the Target Fund VRDP Holders, voting as a single class, approving this Agreement, and the vote of the Target Fund VRDP Holders, voting as a separate class, approving this Agreement, and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Target Fund’s Secretary or any Assistant Secretary.

(d) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(e) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(g) That the Acquiring Fund shall have received the opinion of Miles & Stockbridge P.C., special Maryland counsel to the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) The Target Fund is validly existing and is in good standing under the laws of the State of Maryland.

(ii) The Target Fund has the corporate power and authority to execute and deliver the Agreement and perform all of its obligations under the Agreement under the laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Target Fund under the laws of the State of Maryland and the Target Fund’s charter.

(iii) The Agreement has been duly executed by the Target Fund.

(iv) The execution and delivery by the Target Fund of the Agreement did not, and the performance of the Target Fund’s obligations under the Agreement will not, violate the charter or the By-laws of the Target Fund.

(v) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will violate any provision of any applicable law of the State of Maryland.

(h) That the Acquiring Fund shall have received the opinion of Willkie, counsel to the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) The Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act.

(ii) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund, or the enforceability of the Agreement against the Target Fund.

(iii) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(i) That the Acquiring Fund shall have obtained an opinion from counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(j) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(k) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(l) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to the Target Fund Common Shareholders entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such UNII Distributions in one or more distributions to Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(m) That the liquidity provider for the Acquiring Fund VRDP Shares shall have consented to this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(n) That the liquidity provider, remarketing agent, tender and paying agent and the rating agencies for the Acquiring Fund VRDP Shares shall have consented to any amendments to the Articles Supplementary, the Notice of Special Rate Period for the Acquiring Fund VRDP Shares, share certificates representing Acquiring Fund VRDP Shares and such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares that are necessary to reflect the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, but only to the extent such consent is required under the Related Documents (as defined in the Articles Supplementary).

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Acquiring Fund and the Target Fund; (ii) by the Board of the Target Fund if any condition of the Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iii) by the Board of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by [●], this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Acquiring Fund and the Target Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to BlackRock MuniYield New Jersey Fund, Inc. c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, New York 10022, Attention: Janey Ahn, Secretary of the Target Fund or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to BlackRock MuniHoldings New Jersey Quality Fund, Inc. c/o BlackRock Advisors, LLC, 40 East 52nd Street New York, New York 10022, Attention: Janey Ahn, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

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APPENDIX B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Acquiring Fund

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the outstanding shares of common stock and the outstanding shares of preferred stock, voting together as a single class, and a majority of the outstanding shares of preferred stock, voting separately as a class. For this purpose and under the 1940 Act, for the common stock and preferred stock voting together as a single class, “majority” means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock, but for the shares of preferred stock voting separately as a single class, “majority” means more than 50% of the outstanding shares of preferred stock. The Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.

Purchase or sell real estate, commodities or commodity contracts; provided, that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

3.	Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act.

4.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act, in selling portfolio securities.

5.

Make loans to other persons, except that the Fund may purchase MUJ New Jersey Municipal Bonds, MUJ Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

6.

Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided, that for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of restriction (6), the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provided that the Fund may not:

a.

Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund’s total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund’s total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment advisor and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

b.

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

c.

Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

d.

Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on MUJ New Jersey Municipal Bonds, MUJ Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related MUJ New Jersey Municipal Bonds and MUJ Municipal Bonds.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

The Fund’s VRDP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, the Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. The Fund is also subject to certain covenants and requirements under the terms of the Fund VRDP Shares and related documents, including the terms of the liquidity facility supporting the Fund VRDP Shares. Such requirements may be more restrictive than the restrictions set forth above. The Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective. Please see “Information about the VRDP Shares of the Funds” for additional information about each Fund’s VRDP Shares.

MYJ

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares and outstanding VRDP Shares and any other Preferred Shares, voting together as a single class, and a majority of the outstanding VRDP Shares and any other Preferred Shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.

Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Advisor or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to the Fund by the SEC, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

3.

Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and the Fund may purchase and sell financial futures contracts and options thereon.

4.

Issue senior securities other than preferred stock or borrow in excess of 5% of its total assets taken at market value; provided, however, that the Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

5.	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6.

Make loans to other persons, except that the Fund may purchase MYJ New Jersey Municipal Bonds, MYJ Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

7.

Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund or initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

8.

Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on MYJ New Jersey Municipal Bonds, MYJ Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

9.

Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of investment restriction (4) above, the Fund may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock. For purposes of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

An additional investment restriction adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provides that the Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The Fund’s VRDP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, the Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. The Fund is also subject to certain covenants and requirements under the terms of the Fund VRDP Shares and related documents, including the terms of the liquidity facility supporting the Fund VRDP Shares. Such requirements may be more restrictive than the restrictions set forth above. The Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective.

APPENDIX C

FORM OF AMENDMENT TO MUJ ARTICLES SUPPLEMENTARY

BLACKROCK MUNIHOLDINGS NEW JERSEY QUALITY FUND, INC.

ARTICLES OF AMENDMENT

AMENDING THE ARTICLES SUPPLEMENTARY ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF

VARIABLE RATE DEMAND PREFERRED SHARES

This is to certify that:

First: The charter of BlackRock MuniHoldings New Jersey Quality Fund, Inc., a Maryland corporation (the “Corporation”), is amended by these Articles of Amendment, which amend the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares, dated as of June 28, 2011, as amended to date (the “Articles Supplementary”).

Second: The charter of the Corporation is hereby amended by deleting the first and second recitals of the Articles Supplementary and inserting the following:

FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article VI of the Corporation’s Charter, the Board of Directors has, by resolutions duly adopted on December 5, 2014, reclassified 2,371 authorized and unissued shares of common stock of the Corporation as shares of preferred stock of the Corporation, par value $0.10 per share, as Variable Rate Demand Preferred Shares (the “VRDP Shares”). The VRDP Shares may be issued in one or more series, as designated and authorized by the Board of Directors or a duly authorized committee thereof from time to time (each series of VRDP Shares that may be authorized and issued, a “Series”).

SECOND: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article VI of the Corporation’s Charter, the Board of Directors, by resolution duly adopted on September 24, 2021, approved the reclassification of 1,800 authorized and unissued shares of common stock of the Corporation as additional VRDP Shares.

THIRD: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each Series of VRDP Shares are as follows or as set forth in an amendment to these Articles Supplementary or otherwise in the Corporation’s Charter (each such Series being referred to herein as a “Series of VRDP Shares”):

Third: The charter of the Corporation is hereby amended by deleting the section titled “Designation” in the Articles Supplementary and replacing it with the following:

DESIGNATION

Series W-7: A series of preferred stock, par value $0.10 per share, liquidation preference $100,000 per share, was previously authorized and designated “Series W-7 VRDP Shares”. The number of Series W-7 VRDP Shares approved for issuance is 4,171. Each Series W-7 VRDP Share shall be issued on a date or dates determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an Applicable Rate equal to the sum of the Ratings Spread (as defined in the Notice of Special Rate Period, dated April 17, 2014, as amended) plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, published at 3:00 p.m., New York City time, on [●], for the Rate Period from and including, [●] to, and including [●], and an initial Dividend Payment Date of [●]; and have such other preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Charter, as set forth in Parts I and II of these Articles Supplementary, or as set forth in any Notice of Special Rate Period applicable to the Series W-7 VRDP Shares. The Series W-7 VRDP Shares shall constitute a separate series of preferred stock of the Corporation and each Series W-7 VRDP Share shall be identical. Except as otherwise provided with respect to any additional Series of VRDP Shares, the terms and conditions of these Articles Supplementary apply to each Series of VRDP Shares and each share of such Series.

Fourth: These Articles of Amendment shall be effective as of [●], 2022.

Fifth: The amendment to the charter of the Corporation as set forth above in these Articles of Amendment has been duly advised by the board of directors of the Corporation and approved by the stockholders of the Corporation as and to the extent required by law and in accordance with the charter of the Corporation.

[Signature Page Follows]

IN WITNESS WHEREOF, BlackRock MuniHoldings New Jersey Quality Fund, Inc. has caused these Articles of Amendment to be signed as of [●], 2022 in its name and on its behalf by the person named below, who acknowledges that these Articles of Amendment are the act of the Corporation and, to the best of such person’s knowledge, information, and belief and under penalties for perjury, all matters and facts contained in these Articles of Amendment are true in all material respects.

BLACKROCK MUNIHOLDINGS NEW JERSEY QUALITY FUND, INC.

By:
Name:
Title:

ATTEST:

Name:	Janey Ahn
Title:	Secretary

APPENDIX D

RATINGS OF INVESTMENTS

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD	Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX E

FACTORS AFFECTING MUNICIPAL SECURITIES IN NEW JERSEY

The following information constitutes only a brief summary of some of the general factors that may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by BlackRock MuniYield New Jersey Fund, Inc. (the “Fund”) are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

Special Considerations Relating to New Jersey Municipal Obligations. The Fund will have considerable investments in New Jersey municipal obligations. Accordingly, the Fund is susceptible to certain factors which could adversely affect issuers of New Jersey municipal obligations. The ability of issuers to pay interest on, and repay principal of, New Jersey municipal obligations may be affected by: (1) amendments to the Constitution of the State of New Jersey (“State”) and other statutes that limit the taxing and spending authority of State government entities; (2) the general financial and economic profile as well as the political climate of the State, its public authorities and political subdivisions; and (3) a change in State laws and regulations or subsequent court decisions that may affect, directly or indirectly, New Jersey municipal obligations. The Fund’s yield and share price are sensitive to these factors as one or more of such factors could undermine New Jersey issuers’ efforts to borrow, inhibit secondary market liquidity and erode credit ratings. Furthermore, it should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Summarized below are important financial concerns relating to the Fund’s investments in New Jersey municipal obligations. This section is not intended to be an entirely comprehensive description of all risks involved in investing in New Jersey municipal obligations. The information in this section is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State. It should be noted that the information recorded here is based on the economic and budget data and forecasts found in certain publications issued by the State between April 9, 2021 and September 16, 2021. The accuracy and completeness of the information in those publications have not been independently verified. Since the time that certain of those resources were published, there have been (and may still be) significant changes in circumstances altering the economic and budget predictions found in those publications and presented here.

It is also important to note that each dollar amount referenced in this section has been truncated to one digit after the decimal, rounded up or down to the appropriate dollar denomination. Because such dollar amounts generally reference large sums of money (e.g., millions or billions of dollars), the truncation and rounding of such dollar amounts may significantly differ from the untruncated and unrounded dollar amounts.

State Demographics. New Jersey is the most densely populated state in the nation, with an average density of 1,208 persons per square mile as of 2019. The State is a part of a megalopolis that extends from Washington D.C. in the south to Boston, Massachusetts in the north and includes over one-fifth of the nation’s population. Thus, New Jersey is an attractive location for businesses due to its central location and ability to access both regional and world markets.

The following core industry clusters are the center of the State’s diverse economy: technology, transportation and logistics, health care, financial services, biopharmaceuticals, and advanced manufacturing. There is also a strong commercial agriculture sector in the rural areas. The “Jersey Shore,” along the Atlantic Seaboard, is the focus of the State’s tourism sector and includes casino gambling in Atlantic City. The State attracted over 110.8 million visitors in 2018 and 116.2 million visitors in 2019.

There were just under 8.9 million persons residing in New Jersey according to the latest population estimates from the U.S. Census Bureau as of July 1, 2019. New Jersey’s population has grown an average of 0.1% per year from 2010 to 2019. This is above the average annual growth rate of 0.03% and 0.08% for New York and Pennsylvania, respectively. It is below the national growth rate of 0.7%. 30.3% of New Jersey’s population is under the age of 25, lower than the national average of 31.4%. In addition, 16.6% of the State’s population is 65 years or older, similar to the national share of 16.4%.

41.2% of New Jersey residents 25 years of age or older have a bachelor’s degree or higher in 2019. This is the third highest rate in the nation and above the national average of 33.1%. New Jersey is also a diverse state. At 23.4%, New Jersey has the second highest share of foreign-born residents, behind only California, and above the national average of 13.7%. New Jersey also has the fourth highest percentage of residents that speak a language other than English at home at 32.2%. The State ranks behind only California, Texas, and New Mexico and is above the national percentage of 22%.

New Jersey’s total population grew by 0.9% from 2010 to 2019. However, New Jersey also experienced net domestic out-migration during this period. Net domestic out-migration was greatest for residents aged 18-24, followed by residents aged 60 and over, according to data from the U.S. Census’s American Community Survey. New Jersey’s overall population still grew despite net domestic out-migration because natural population growth and foreign in-migration offset the losses from net domestic out-migration during this period.

New Jersey state income tax return data also indicates that the higher-income population grew faster than the overall population from 2009 to 2019 (the most recent year for which data is available). The total number of resident returns grew 8.2% during this time. Growth in the higher-income population was greatest with returns reporting income between $500,000 and $1.0 million growing by 112.9% and returns with income greater than $1.0 million growing by 95.1%.

State Economy. The discussion that follows is primarily based on information published by the State Department of the Treasury in the 2021 Financial Report (as defined herein). All predictions and past performance information contained in this subsection were made on or before that time even though they may be stated in the present tense and may no longer be accurate.

The COVID-19 Pandemic upended the economic outlook for New Jersey and the nation. Calendar Year 2020 started off well with the New Jersey labor market adding 23,000 jobs in the first two months, continuing the growth trend of 2019 when 31,100 jobs were added. Economic growth in New Jersey strengthened in both 2018 and 2019, with real GDP expanding by an average of 1.5 percent per year, which was expected to continue into 2020.

The positive outlook changed quickly. The U.S. Department of Health and Human Services declared a public health emergency on January 31, 2020, which was followed by a declaration of a national emergency by the President of the United States on March 13, 2020. The Governor issued Executive Order No. 103 on March 9, 2020, whereby the Governor declared a public health emergency and a state of emergency. However, the rapid spread of COVID-19 across the country forced many states to strengthen restrictions by issuing “stay-at-home” orders. The Governor issued a “stay-at-home” order, Executive Order No. 107 on March 21, 2020. The Governors of New York and Pennsylvania issued similar “stay-at-home” orders shortly thereafter.

Payroll employment in New Jersey declined by a total of 717,200 jobs, or 17.0 percent, during March and April 2020 as a result of the COVID-19 Pandemic restrictions. Other states suffered similar declines with employment falling by 20.2 percent in New York and 18.5 percent in Pennsylvania. New Jersey’s real GDP deteriorated at a seasonally adjusted annual rate of 35.6 percent in the second quarter of 2020, in line with New York’s 36.3 percent decline and Pennsylvania’s 34.0 percent decline.

Job growth rebounded when states began to re-open their economies in May 2020. Payroll employment grew by an average of 69,600 jobs per month in New Jersey from May to September 2020. However, growth subsequently plateaued because health considerations required that the COVID-19 Pandemic-related restrictions remain in place. The State added 5,300 jobs in total from October 2020 to January 2021. The State’s unemployment rate, which peaked at 16.6 percent in April 2020, improved to 7.9 percent by January 2021.

Through January 2021, the New Jersey labor market recovered 49.3 percent of the total jobs lost from this past spring, which is below the 59.8 percent share of Pennsylvania, but above the 46.1 percent share for New York. The brunt of the economic impact of the COVID-19 Pandemic has been borne by workers in low-wage sectors. The leisure & hospitality services sector (hotels, restaurants, & bars); trade, transportation & utilities sector (retail trade); and other services sector accounted for 57.4 percent of job losses in March and April 2020. As of January 2021, both the leisure & hospitality services sector (47.0 percent) and the other services sector (46.9 percent) have recovered just under half of the jobs lost during Spring 2020.

Real GDP recovered in the third quarter with economic activity in New Jersey growing at a seasonally adjusted annual rate of 37.2 percent, which was faster than the 35.5 percent rate of Pennsylvania and 30.3 percent rate of New York. The housing market has been a bright spot during the recovery. While, according to the estimates of New Jersey Realtors Association, single-family home sales in New Jersey were 19.1 percent lower year-over-year from March to June 2020, they rebounded in July and August 2020, up 6.0 percent over the same period during the prior year. Sales then rapidly accelerated beginning in September 2020, higher by 34.0 percent on average over the last four months of 2020. Transaction prices have also risen sharply, with the average price of a single-family home sale in 2020 reaching nearly $475,000, which is 16.3 percent higher than in 2019.

The substantial federal stimulus provided to businesses and households in the spring provided necessary support to the economic recovery. New Jersey residents received $6.7 billion in Economic Impact Payments last spring, while businesses received $17.4 billion in Paycheck Protection Program loans through August 2020. Unemployed workers in New Jersey received $14.1 billion in unemployment insurance benefits through newly established federal programs, including this past fall’s Lost Wage Assistance Program that was funded by the Federal Emergency Management Agency (“FEMA”).

New Jersey’s Personal Income grew at a 40.8 percent annual rate in the second quarter of 2020 due to the significant federal stimulus, even though wage and salary income declined by 31.3 percent. Wages and salaries rebounded in the third quarter, increasing at a 26.6 percent annual rate because of the strong job growth. However, Personal Income declined at an 8.7 percent annual rate in the third quarter of 2020 due to the phase-out of federal aid.

The economic outlook has improved recently for both New Jersey and the United States, though COVID-19 continues to determine the path of the economic recovery. Members of the Federal Open Market Committee (“FOMC”) estimate real GDP in the U.S. to grow 4.2 percent in 2021 according to the FOMC’s December 2020 projection. Economists surveyed by the Wall Street Journal are forecasting real GDP growth of 6.0 percent for the U.S. in 2021 according to the March survey, which is more than two full percentage points over the December 2020 average forecast of 3.7 percent. The improved outlook is based on the additional federal stimulus this spring as well as continued success in the rollout of COVID-19 vaccines..

State Budget. The State operates on a fiscal year beginning July 1 and ending June 30. Annual budgets are adopted for the General Fund and certain special revenue funds. The Legislature enacts the annual budget through specific departmental appropriations, the sum of which may not exceed estimated resources. The State Constitution requires that the annual State budget be balanced. Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be reasonably ascertained or predicted, must be provided for in one general appropriation law covering the span of a single fiscal year. No general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated, together with all other appropriations for that fiscal year, exceeds the total amount of revenue available (current and anticipated) for such fiscal year, as certified by the Governor.

Debt Limitations. The State Constitution provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided, however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing produces a debt service savings. Furthermore, any funds raised under these authorizations must be applied only to the specific object stated therein. The State Constitution provides as to any law authorizing such debt: “Regardless of any limitation relating to taxation in this Constitution, such law shall provide the ways and means, exclusive of loans, to pay the interest of such debt or liability as it falls due, and also to pay and discharge the principal thereof within thirty-five years from the time it is contracted; and the law shall not be repealed until such debt or liability and the interest thereon are fully paid and discharged.” This constitutional provision does not apply to the creation of debts or liabilities for purposes of war, or to repel invasion, or to suppress insurrection or to meet emergencies caused by disaster or act of God (Article VIII, Sec. 2, para. 3) (the “Debt Limitation Clause”). The Debt Limitation Clause was amended by voters on November 4, 2008. The amendment provides that, beginning after the effective date of the amendment, the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein is submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election. The constitutional amendment does not require voter approval for any such law providing the means to pay the principal of and interest on such debt or liability subject to appropriations of an independent non-State source of revenue paid by third persons for the use of the single object or work thereof, or from a source of State revenue otherwise required to be appropriated pursuant to another provision of the State Constitution. Furthermore, voter approval is not needed for any law providing for the refinancing of all or a portion of any outstanding debts or liabilities of the State or of an autonomous State corporate entity provided that such law requires that the refinancing produces debt service savings, or for any law authorizing the issuance of general obligation bonds to meet an emergency caused by a disaster.

State Funds. The State’s financial accounting is organized by funds which are accounting entities that segregate financial resources according to the purposes for which they may be used. Individual funds are grouped into one of the following categories—General State Funds, Special Revenue, Capital Projects, Proprietary and Private Purpose Trust Funds. .

General State Funds. These funds include the General Fund, Property Tax Relief Fund, Casino Revenue Fund, Casino Control Fund and Gubernatorial Elections Fund.

The General Fund. This fund is the State’s chief operating fund and is the fund into which all State revenues, not otherwise restricted by State statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from most taxes, federal sources and certain miscellaneous revenue items are recorded in this fund. The Appropriations Act enacted by the State Legislature provides the basic framework for the operations of the General Fund.

The Property Tax Relief Fund. This fund accounts for revenues from the New Jersey Gross Income Tax and revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax both of which are constitutionally dedicated toward property tax relief and reform. All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the Property Tax Relief Fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts. During fiscal year 2020, $16.7 billion of property tax relief expenditures were made. The Property Tax Relief Fund’s fiscal year 2020 ending fund balance was $80.7 million.

The Casino Revenue Fund. This fund consists of taxes imposed on the State’s casinos and other related activities including internet gambling. Gross revenue refers to the total of all sums actually received by a licensee from gaming operations, less the total sums paid out as winnings to patrons. Appropriations from this fund must be used for reductions in property taxes, utility charges and other specified expenses of eligible senior and disabled citizens.

The Casino Control Fund. This fund consists of fees collected from the issuance and annual renewal of casino licenses. Appropriations are made to fund the operations of the Casino Control Commission and the Division of Gaming Enforcement.

The Gubernatorial Elections Fund. This fund is used to account for receipts from the one dollar designations on State Gross Income Tax returns. When indicated by the taxpayer on a State gross income tax return, one dollar of the tax is taken from the individual’s New Jersey Gross Income Tax revenues and credited to the Gubernatorial Elections Fund. Such funds are available for appropriations pursuant to the New Jersey Campaign Contributions and Expenditures Reporting Act, as amended.

Special Revenue Funds. These funds account for resources legally restricted to expenditure for specific purposes. While the Property Tax Relief, Casino Revenue, Casino Control and Gubernatorial Elections Funds fall into this category, they are included under General State Funds as they make up an integral portion of the State’s annual budget.

Capital Projects Funds. These funds are used to account for financial resources, usually general obligation bonds, to be used for the acquisition or construction of major capital facilities for the State. The Capital Projects Funds includes the Special Transportation Fund which is used to account for financial resources for State transportation projects. Other projects funded by these funds may include mental health, educational and correctional facilities and public transportation projects.

Proprietary Funds. These funds are used to account for any State activity that is operated similar to a private business for which a fee is charged to external users for goods and services. Activities are required to be reported as proprietary funds if laws or regulations require that the activity’s cost of providing services be recovered with fees and charges. Because these funds charge fees to external users for goods and services, they are known as enterprise funds. Two such funds are the State Lottery Fund and the Unemployment Compensation Fund.

State Lottery Fund. Monies derived from the sale of State lottery tickets are deposited into this fund. Disbursements are authorized for the payment of prizes to holders of winning lottery tickets, vendor fees in the production and distribution of lottery tickets, and for the administrative expenses of the Division of State Lottery. Available fund balances are solely available to and for the benefit of the Teachers’ Pension and Annuity Fund (77.78%), Public Employees’ Retirement System (21.02%), and Police and Firemen’s Retirement System (1.20%) for a 30 year term effective as of June 30, 2017. In Fiscal year 2020, gross revenues totaled $3.3 billion of which $2.0 billion was returned in prizes; $987.0 million went to State education and institutions; $245.5 million was paid to sales agents and ticket vendors; and $54.4 million covered lottery operational and promotional expenses. For Fiscal Year 2022, the State is expected to make a full contribution to the Pension Plans equal to $5,292.0 million. While the State’s contribution is reduced by the Special Asset Adjustment, from a pension funding perspective, that reduction is expected to be offset by the net proceeds of the Lottery Enterprise that began flowing to the Pension Plans at the start of Fiscal Year 2018. The combined contribution in Fiscal Year 2022 from the State, along with the Lottery Net Proceeds, will total $6,388.0 million.

Unemployment Compensation Fund. This fund accounts for monies deposited from contributions of employees and employers for unemployment compensation, amounts credited or advanced by the U.S. Government and monies received from other sources. After consideration is given to any claim made for refund of overpayment of contributions, the Division of Employment Security transfers the remainder to the U.S. Treasurer for credit to this fund. Under State law, the rates for employers are subject to automatic annual adjustment, as necessary, to maintain the Fund’s sufficiency. The Fund operates independently and its obligations are not payable from the General Fund. To provide for sufficient cash flow to fund unemployment claims, the State can make a request to the U.S. Treasurer for advances on an as needed basis. In Fiscal Year 2020, contributions from employers and workers were approximately $2.0 billion, while regular State unemployment benefits were $4.3 billion. As of June 30, 2020, the State’s trust fund balance, on a cash basis, was approximately $0.9 billion.

Private Purpose Trust Funds. These funds account for all trust fund arrangements for which principal and income benefit individuals, private organizations or other governments.

Fiscal Year 2020 Summary. The State Department of the Treasury’s Office of Management and Budget (“OMB”) has released the audited Comprehensive Annual Financial Report for the fiscal year ended June 30, 2020 (“2020 Financial Report”). The 2020 Financial Report presents the audited financial position and operating results of the State under generally accepted accounting principles (“GAAP”) applicable to state and local governments as established by the Governmental Accounting Standards Board (“GASB”).

For fiscal year 2020, State revenues, including transfers, totaled $73.6 billion or an increase of $7.7 billion when compared to the prior fiscal year after restatements. This increase in total revenues is primarily attributable to higher operating grants.

General taxes totaled $35.8 billion and operating grants totaled $26.1 billion, accounting for 48.7% and 35.5%, respectively, of total State revenues for fiscal year 2020. The State’s Gross Income Tax totaled $16.3 billion; the Sales and Use Tax totaled $9.8 billion; and the Corporation Business Tax totaled $3.8 billion. The State’s three major taxes comprised 83.3% of the total general taxes that were collected during fiscal year 2020. The State’s general taxes increased by $0.1 billion compared to fiscal year 2019.

Fiscal year 2020 expenses totaled $75.5 billion, for an increase of $8.8 billion after restatements in comparison to the prior fiscal year. State spending increased by $9.4 billion in the Unemployment Compensation Fund due to claims exceeding available resources.

According to the 2020 Financial Report, the General Fund’s 2020 fiscal year end balance totaled $7.2 billion, of which $2.2 billion represented unassigned fund balance. During fiscal year 2020, the State’s total governmental fund balance increased by $0.5 billion.

The Surplus Revenue Fund is an account within the State’s General Fund that is used as a “rainy day fund.” Surplus revenue is defined as an amount equivalent to 50% of the excess between the amount certified by the Governor at the time of the approval of the annual budget and the amount of General Fund revenue reported from the annual financial report of the General Fund for that fiscal year. In response to the COVID-19 pandemic, the State transferred its Surplus Revenue Fund Fiscal Year 2019 deposit of $420.6 million to the General Fund to help balance the budget. As of June 30, 2020, the State’s Surplus Revenue Fund had a balance of $6.7 million.

Total expenditures were $2.2 billion lower than original appropriations as set forth in the annual Appropriations Act plus supplemental appropriations enacted during the fiscal year. A major cause for under-spending resulted from spending freezes and contractions enacted due to the impact of the COVID-19 pandemic. During fiscal year 2020, the State’s appropriation of federal funds and other grants exceeded expenditures by $2.5 billion; these excess appropriations are available for use in future years. From a fiscal year 2020 program perspective, under-spending transpired in community development and environmental management ($851.4 million); public safety and criminal justice ($535.1 million); economic planning, development, and security ($113.7 million);

transportation programs ($376.6 million); special government services ($13.4 million); government direction, management, and control ($1.2 billion); and offset by over-spending in educational, cultural, and intellectual development ($611.9 million) and physical and mental health ($286.2 million).

On a budgetary basis, the General Fund collected general revenues of $37.6 billion. Due to the impact of the COVID-19 pandemic, while these general revenues were $0.1 billion higher than final budget, this was $2.2 billion lower than originally anticipated. The impact was the result of the pandemic’s effect on certain consumption taxes from March to June 2020, such as Sales and Use and other motor fuels taxes.

State Indebtedness. As of June 30, 2020, New Jersey’s outstanding long-term obligations for governmental activities totaled $204.2 billion, a $13.5 billion decrease over the prior fiscal year. Of the $13.5 billion decrease, primarily all is attributable to decreases in the Net Pension Liability and Net OPEB Liability. Additionally, there was a decrease of $33.7 million in bonded debt and an $8.3 million decrease in all other non-bonded debt. Long-term bonded obligations totaled $44.4 billion, while other long-term obligations totaled $159.8 billion. In addition, the State has $12.7 billion of legislatively authorized bonding capacity that has not yet been issued. As of June 30, 2020, the legislatively authorized but unissued debt decreased by $1.8 billion from the prior fiscal year.

General Obligation Bonds. The State is empowered by voters to authorize, issue, and incur debt subject to certain constitutional restrictions. General obligation bond acts are both legislatively and voter-approved, subject to certain contractual obligations, and are backed by the State’s full faith and credit. As of June 30, 2020, the State had $1.6 billion of State general obligation bonds outstanding with another $768.2 million of bonding authorization remaining from various State general obligation bond acts. The amount provided by the State’s General Fund for debt service payments for Fiscal year 2020 was $347.4 million.

The State has refunded various outstanding general obligation bonds. Refunding bond proceeds are used to purchase and deposit United States Treasury Obligations—State and Local Government Series or open market U.S. Treasury Securities into a separate irrevocable trust fund held by a trustee. The investments and the fixed earnings that accrue are sufficient to fully service the defeased debt until it is called or matures. For financial reporting purposes, the refunded debt is considered defeased at the time the refunding bonds have been issued. Therefore, the refunded debt is removed as a liability from the State’s long-term obligations. During Fiscal Year 2020, $325.0 million of general obligation refunding bonds were issued by the State. As of June 30, 2020, the amount of defeased general obligation debt outstanding, but removed from the State’s long-term obligations, amounted to zero.

Revenue Bonds. This debt classification represents bond issuances whose segment of debt service is derived solely from legally restricted revenues. Revenue bonds include debt issued by the New Jersey Building Authority (NJBA), the Garden State Preservation Trust (GSPT), and the New Jersey Transportation Trust Fund Authority (TTFA). During Fiscal year 2020, the TTFA issued $2.6 billion of bonds, of which $1.6 billion were refunding bonds, that were issued in order to defease $1.6 billion of existing debt. The liability on these refunded bonds has been removed from the State’s long-term obligations. Total debt service payments over the next 22 years were decreased by $204.0 million which resulted in $156.7 million in present value savings. During Fiscal year 2020, no NJBA and GSPT debt was issued. Total authorized but unissued revenue bonds equal $10.1 billion as of June 30, 2020.

Installment Obligations. Installment Obligations represent agreements between the State and several authorities which have issued bonds for the purpose of purchasing or constructing facilities to be rented by the State or to provide financing for other State projects. The State agrees to make payments equal to the corresponding authority’s debt service, subject to and dependent upon appropriations being made from time to time by the State Legislature. At the conclusion of the term of the installment obligation agreement, title to the various facilities is transferred to the State, except in the case of the School Facilities Construction Program. During Fiscal year 2020, these authorities issued $1.9 billion of bonds, of which $414.6 million were refunding bonds, that were issued in order to defease $395.3 million of existing debt. The liability on these refunded bonds has been removed from the State’s long-term obligations. Total debt service payments over the next 13 years will decreased by $14.9 million and result in a net present value savings of $12.2 million. The State’s installment obligations outstanding as of June 30, 2020 total $17.4 billion. Total authorized but unissued installment obligations equal $1.8 billion as of June 30, 2020.

Certificates of Participation. These obligations represent two separate contracts several lines of credit that were drawn on to finance State equipment needs through the State’s master lease program, as well as an energy master lease program.

Short-Term Debt. The State issues short-term debt instruments in the form of Tax and Revenue Anticipation Notes (“TRAN”) in advance of income tax and corporation business tax collections, depositing the proceeds in the General Fund. These notes are used to provide effective cash management to fund the imbalances that occur between the collection of revenues and the disbursement of appropriations of the General Fund and Property Tax Relief Fund. For Fiscal Year 2020, the State, under a resolution executed by the Treasurer on July 31, 2019, authorized the issuance of a $2.0 billion TRAN. On December 3, 2019, the State issued $1.5 billion of TRAN through a private placement. These notes bear interest from their date of issuance through maturity or earlier redemption by the State at an adjustable rate per annum equal to the adjusted Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate plus 37 basis points. Due to the State extending the Budget Fiscal Year end to September 30, 2020, an amendment to the notes was negotiated. This amendment changed the maturity of the notes to September 25, 2020, and the interest rate from April 15, 2020 to maturity or earlier redemption by the State to 4.0%.

Tobacco Settlement Financing Corporation, Inc. In November 1998, the State entered into a master settlement agreement (the “MSA”) with participating cigarette manufacturers, forty-six states, and six other U.S. jurisdictions in the settlement of certain smoking-related litigation. During fiscal year 2003, the State sold to the newly established Tobacco Settlement Financing Corporation, Inc. (“TSFC”) the State’s right, title and beneficial ownership interest in the State’s right to receive tobacco settlement payments under the MSA and decree of final judgment. In return, in 2002 and 2003, TSFC issued $3.5 billion of bonds to pay for the tobacco settlement rights. Proceeds of the two bond issuances were used to fund General Fund expenditures during fiscal year 2003 and fiscal year 2004. During fiscal year 2007, $4.7 billion of refunding bonds were issued, of which $1.1 billion were capital appreciation bonds. The State retains 23.74% of the tobacco settlement receipts.

During fiscal year 2003, the TSFC was presented as a discreet component unit of the State. Since then, the State adopted GASB Technical Bulletin No. 2004-1, Tobacco Settlement Recognition and Financial Reporting Entity Issues. As a result, the TSFC is required to be shown as a blended component unit of the State. Bonds issued by the TSFC are the sole obligation of the TSFC. The State is not liable for any debt issued by the TSFC nor is the debt dependent on any dedicated stream of revenue generated by the State.

On March 7, 2014, the TSFC entered into a credit enhancement transaction. Pursuant to the Series 2007-1B Pledge Agreement, the TSFC will pledge 15.99% of the Tobacco Settlement Revenues (“TSRs”) received on and after July 1, 2016 to be applied to the optional redemption of the Series 2007-1B Bonds. Pursuant to the Series 2007-1C Pledge Agreement, the TSFC additionally pledged 7.75% of the TSRs received on and after July 1, 2016 to be applied to the optional redemption of the 2007-1C Bonds. All 2007 unpledged TSRs received prior to July 1, 2020 will continue to be paid to the State. As a result of these Pledge Agreements, a bond enhancement premium of $96.5 million was received by the TSFC in Fiscal Year 2014, of which $91.6 million was paid to the State of New Jersey, in accordance with the Pledge Agreements, and the remaining $4.9 million was paid to the various professionals as a transaction fee to the State and the remaining $4.9 million was paid to various professionals as a transaction fee.

On April 11, 2018, the TSFC issued Series 2018 A Senior Bonds in the amount of $2.1 billion and Series 2018 B Subordinate Bonds in the amount of $1.0 billion. These bonds were issued to refund the balances of the

Series 2007 Bonds. The liability on these refunded bonds has been removed from the TSFC’s long-term obligations. Total debt service payments over the next 27 years were decreased by $131.7 million and resulted in a net present value savings of $162.2 million. The MSA revenue received totaling $265.6 million in April 2018, was transferred to the General Fund of the State of New Jersey. Master Settlement Revenues received subsequent to 2018 will remain in the TSFC. The proceeds of the Series 2018 Bonds are secured by TSFC’s right, title, and interest in the pledged TSRs, consisting of 100 percent of the tobacco assets received by the Corporation on or after December 1, 2018.

State Pension and Other Postemployment Benefits (“OPEB”) Obligations. Previously, the State had not fully funded its various pension plans for several years, and its post-retirement medical program is primarily funded on a pay-as-you-go basis. This continued underfunding on an actuarial basis has led to the State’s current Net Pension Liability of $90.8 billion and a net OPEB obligation of $65.5 billion based on the current actuarial valuations which are as of June 30, 2020.

Ratings. New Jersey’s various outstanding general obligation bonds were rated “A” with a negative outlook by Fitch as of September 5, 2014, “A3” by Moody’s as of March 27, 2017, and “A-“ by S&P as of November 14, 2016. Kroll Bond Rating Agency has also assigned an “A” rating to New Jersey’s general obligation debt. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the State general obligation bonds.

Litigation. At any given time, there can be various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. At any given time there are also various numbers of claims seeking monetary damages or other relief, which, if granted, would require the expenditure of funds. Additional cases pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure can be found in the State’s Official Statement concerning the general obligation bonds it issues.

MUJ_PFD_0222

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

https://meetnow.global/M5YSR7R,

on February 4 at 10:00 a.m.

Eastern Time

To participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

PROXY	BLACKROCK MUNIYIELD NEW JERSEY FUND, INC. JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 4, 2022 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PREFERRED SHARES

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock MuniYield New Jersey Fund, Inc. (“MYJ”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MYJ to be held on Friday, February 4, 2022 at 10:00 a.m. (Eastern time) (the “Fund Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Fund Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/M5YSR7R. To attend and participate in the virtual Fund Joint Special Meeting enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

MYJ_32392_120221_Pref

xxxxxxxxxxxxxx	code

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals

		FOR	AGAINST	ABSTAIN
1A.	The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of MYJ are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYJ and BlackRock MuniHoldings New Jersey Quality Fund, Inc. (the “Acquiring Fund” and such Agreement and Plan of Reorganization, the “Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYJ’s assets and the assumption by the Acquiring Fund of substantially all of MYJ’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MYJ, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MYJ of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of MYJ in accordance with its Charter and Maryland law (the “Reorganization”).	☐	☐	☐
		FOR	AGAINST	ABSTAIN
1B.	The VRDP Holders of MYJ are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the Reorganization.	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on February 4, 2022.

The Proxy Statement and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-32392

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	MYJ 32392	xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

VIRTUAL MEETING

at the following Website:

https://meetnow.global/M5YSR7R,

on February 4 at 10:00 a.m.

Eastern Time

To participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

PROXY	BLACKROCK MUNIHOLDINGS NEW JERSEY QUALITY FUND, INC. JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 4, 2022 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PREFERRED SHARES

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ” or the “Acquiring Fund”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MUJ to be held on Friday, February 4, 2022 at 10:00 a.m. (Eastern time) (the “Fund Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Joint Special Meeting and otherwise to represent the undersigned at the Fund Joint Special Meeting with all powers possessed by the undersigned if personally present at the Fund Joint Special Meeting. Because of our concerns regarding the coronavirus disease (COVID-19) pandemic, the Fund Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/M5YSR7R. To attend and participate in the virtual Fund Joint Special Meeting enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Fund Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Joint Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

MUJ_32392_120221_Pref

xxxxxxxxxxxxxx	code

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals

		FOR	AGAINST	ABSTAIN
1C.	The holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock MuniYield New Jersey Fund, Inc. and the Acquiring Fund (the “Reorganization Agreement”) and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
2.	The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement.	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on February 4, 2022.

The Proxy Statement and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-32392

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	MUJ 32392	xxxxxxxx